                                                      Registration Nos. 33-50208
                                                                        811-7062

      As filed with the Securities and Exchange Commission on March 2, 2005
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. ___ / /


                       Post-Effective Amendment No. 23 /X/


                                     and/or

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                              Amendment No. 24 /X/


                        (Check appropriate box or boxes)

                                   ----------

                            Pacific Global Fund, Inc.
                        d/b/a Pacific Advisors Fund Inc.
               (Exact Name of Registrant as Specified in Charter)

                            101 North Brand Boulevard
                                    Suite 1950
                               Glendale, CA 91203
                     (Address of Principal Executive Office)

               Registrant's Telephone Number, including Area Code:
                                 (818) 242-6693

                                   ----------

                                George A. Henning
                  Pacific Global Investment Management Company
                            101 North Brand Boulevard
                                    Suite 1950
                               Glendale, CA 91203
                               (Agent for Service)

                                   Copies to:

                               Joan E. Boros, Esq.
                                Jorden Burt, LLP
                   1025 Thomas Jefferson St., N.W., Suite 400 East
                             Washington, D.C. 20007

                                        1
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Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective:

/ / Immediately upon filing pursuant to Paragraph (b)
/ / On _________________ pursuant to Paragraph (b)
/ / 60 days after filing pursuant to Paragraph (a)(1)
/X/ On May 1, 2005 pursuant to Paragraph (a)(1)
/ / 75 days after filing pursuant to Paragraph (a)(2)
/ / On _________________ pursuant to Paragraph (a)(2) of Rule 485.

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its six series under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

                                        2
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YOUR MOST RECENT PACIFIC ADVISORS FUND

PROSPECTUS

[GRAPHIC]

[PACIFIC ADVISORS FUND INC. LOGO]

[GRAPHIC]

[PACIFIC ADVISORS FUND INC. LOGO]

PROSPECTUS  may 1, 2005

class a and c


GOVERNMENT SECURITIES FUND

INCOME AND EQUITY FUND

BALANCED FUND

GROWTH FUND

MULTI-CAP VALUE FUND

SMALL CAP FUND


This prospectus does not constitute an offering of any class or series in any state in which such class or series is not authorized for sale.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARIES                                                                           PAGE 1

PAST PERFORMANCE                                                                        PAGE 10
     Risk/return bar chart                                                                   10
     Average annual total returns table                                                      12

UNDERSTANDING EXPENSES                                                                  PAGE 16
     Fee table                                                                               16
     Fee example                                                                             20

SALES CHARGES AND 12b-1 FEES                                                            PAGE 21
     Two classes of shares                                                                   21
     Sales charges for Class A shares                                                        21
     How can you reduce sales charges?                                                       22
     Rule 12b-1 fees                                                                         23

UNDERSTANDING EACH FUND                                                                 PAGE 24
     Government Securities Fund                                                              24
     Income and Equity Fund                                                                  25
     Balanced Fund                                                                           27
     Growth Fund                                                                             28
     Multi-Cap Value Fund                                                                    29
     Small Cap Fund                                                                          31

RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF THE FUNDS                     PAGE 32

MANAGEMENT OF THE FUND                                                                  PAGE 35

UNDERSTANDING EARNINGS AND TAXES                                                        PAGE 42

HOW TO BUY, SELL, AND EXCHANGE SHARES                                                   PAGE 43
     Buying shares                                                                           43
     Selling shares                                                                          44
     Exchanging shares                                                                       45
     Automatic plans                                                                         47

POLICY ON MARKET TIMING AND EXCESSIVE TRADING                                           PAGE 48

ACCOUNT POLICIES                                                                        PAGE 49

PERFORMANCE QUOTATIONS                                                                  PAGE 51

FOR MORE INFORMATION                                                               (BACK COVER)

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

FUND SUMMARIES

GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE:

High current income, preservation of capital, and rising future income, consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES INCLUDE:

- Investing at least 80% of its assets in U.S. Government fixed income securities. "U.S. Government fixed income securities" means securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government including securities issued by U.S. Government sponsored entities such as the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Bank ("FHLB"). U.S. Government fixed income securities may be backed by the full faith and credit of the U.S. Treasury, by the right to borrow from the U.S. Treasury, or by the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities may include U.S. Treasury bonds, notes and bills, and mortgage or other asset-backed securities.

- Investing in zero-coupon bonds, foreign securities (primarily through American Depositary Receipts ("ADRs"), dividend paying stocks, and high-quality money-market securities.

- We tend to invest a higher proportion of the Fund's assets in shorter-term bonds when we believe interest rates will rise, and a higher proportion in longer-term bonds when we believe interest rates will fall.

PRINCIPAL INVESTMENT RISKS:

- BOND PRICES ARE AFFECTED BY INTEREST RATES. Bond prices generally decline when interest rates rise and rise when interest rates fall. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than are debt instruments with shorter maturities. In addition, when interest rates decline, the prices of mortgage-backed bonds typically do not rise as much as prices of comparable bonds. This is because the market tends to discount GNMA prices for prepayment risk (see below).

- CREDIT RISK. The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal on time. Credit risk is lowest for securities directly issued or guaranteed by the U.S. Treasury. Some agencies or instrumentalities may have the right to borrow from the U.S. Treasury, which may temper the credit risk of the securities. Entities such as Freddie Mac, Fannie Mae, and the FHLB, although chartered or sponsored by Congress, are not funded by Congressional appropriations. The debt and mortgage-backed securities issued by them are backed only by the credit of the issuing entity and are neither guaranteed nor insured by the U.S. Government. Changes in the credit strength of an issuer may reduce the credit rating of its debt investments and may affect their value. It is important to note that neither the Fund's share price nor its yield is guaranteed by the U.S. Government.

- PREPAYMENT RISK. The Fund's performance could be hurt by prepayment risk, which is the risk that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. The Fund will be required to reinvest the proceeds at the lower interest interest rates available, and would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates.

- FOREIGN SECURITIES, INCLUDING ADRs, CARRY DIFFERENT RISKS THAN DOMESTIC SECURITIES. Adverse political, economic, social or other conditions in a foreign country may make the stocks of that country difficult or impossible to sell. Investments in foreign securities are also subject to currency fluctuations.

- STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Because this Fund may have a significant stock component, it may be more subject to this risk than other government securities funds. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

INCOME AND EQUITY FUND

INVESTMENT OBJECTIVE:

Current income and, secondarily, long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES INCLUDE:

- Investing primarily in investment grade U.S. corporate bonds and in dividend paying stocks.

- Investing in U.S. Government securities, zero-coupon bonds, and high-quality money-market securities.

- Investing a majority of the Fund's assets in fixed income securities while the general level of interest rates exceeds the dividend yields available on common stock. Investing a higher proportion of the Fund's assets in stocks when the economic outlook is favorable.

- Using fundamental analysis of each issuer's financial condition and prospects, and of economic conditions, in evaluating stocks. We focus on total return in selecting stocks.

PRINCIPAL INVESTMENT RISKS:

- BOND PRICES ARE AFFECTED BY INTEREST RATES. Bond prices generally decline when interest rates rise and rise when interest rates fall. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than are debt instruments with shorter maturities.

- CREDIT RISK. The chance a bond issuer will fail to pay principal or interest on time. Changes in the credit strength of an issuer may reduce the credit rating of its debt investments and may affect their value.

- STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

BALANCED FUND

INVESTMENT OBJECTIVE:

Long-term capital appreciation and income consistent with reduced risk.

PRINCIPAL INVESTMENT STRATEGIES INCLUDE:

- Investing in a flexible mix of common stocks, dividend paying stocks, and investment grade fixed income securities. When the economy appears to be growing and strong, we tend to invest a higher proportion of the Fund's assets in stocks. When the economy appears to be contracting or weak, we tend to invest a higher proportion in fixed income securities.

- Usually weighting the portfolio toward stocks. The Fund's stocks will consist primarily of companies with market capitalization over $500 million.

- Investing at least 25% of the Fund's assets in fixed income securities and preferred stocks.

- Evaluating economic and market conditions, price trends, and expected returns. We use a combination of fundamental and technical analysis in selecting which stocks to buy.

- Focusing on total return by seeking to earn dividends and interest on portfolio securities and seeking to sell securities at a profit.

PRINCIPAL INVESTMENT RISKS:

- STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

- BOND PRICES ARE AFFECTED BY INTEREST RATES. Bond prices generally decline when interest rates rise and rise when interest rates fall. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than are debt instruments with shorter maturities.

- CREDIT RISK. The chance a bond issuer will fail to pay principal or interest on time. Changes in the credit strength of an issuer may reduce the credit rating of its debt investments and may affect their value.

GROWTH FUND

INVESTMENT OBJECTIVE:

- Long-term capital appreciation through investment in medium to large capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES INCLUDE:

- Investing in established, growing companies whose stocks are part of the S&P 500 Composite Index or the NASDAQ 100 Index, with market capitalizations of $1 billion or higher.

- Investing in other domestic companies.


- Under normal circumstances, the Fund's holdings will consist primarily of large cap stocks (i.e. companies with a market capitalization in excess of $10 billion). The Fund's holdings also may include mid-cap stocks (i.e. companies with a market capitalization of between $2 billion and $10 billion) that meet our investment criteria.


- Using a combination of fundamental and technical analysis to evaluate each issuer's financial soundness and future growth prospects.

PRINCIPAL INVESTMENT RISKS:

- STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

- GROWTH STOCKS CAN PERFORM DIFFERENTLY. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

- MID-CAP STOCKS CAN PERFORM DIFFERENTLY. The market may sometimes value companies by size, rather than financial performance. As a result, when mid-cap investing is out of favor, the Fund's mid-cap holdings may decline in price even though their fundamentals are sound. Also, the stocks of mid-cap companies may be more volatile than the stocks of the larger companies in which the Fund invests, because mid-cap companies may be developing or changing and therefore subject to greater business risk and more sensitive to changes in economic conditions.

MULTI-CAP VALUE FUND

INVESTMENT OBJECTIVE:

Long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES:

- Selecting investments using an actively managed, value-based investment approach focusing on the long-term market cycle (at least 3-5 years) to identify investments.

- Investing at least 60% of its assets in equity securities of companies with a total market capitalization of at least $2 billion.

- Investing in equity securities of publicly traded companies, primarily common stocks. The Fund may also invest in preferred stocks, warrants and debt instruments convertible into stock.

PRINCIPAL INVESTMENT RISKS:

- STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. Smaller companies are especially sensitive to these factors. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

- VALUE STOCKS CAN PERFORM DIFFERENTLY. Value stocks can perform differently than the market as a whole and other types of stocks. Value stocks have gone through cycles of doing better or worse than the stock market in general. In the past, these cycles have lasted several years.

SMALL CAP FUND

INVESTMENT OBJECTIVE:

Capital appreciation through investment in small capitalization companies.

PRINCIPAL INVESTMENT STRATEGIES INCLUDE:

- Investing at least 80% of its assets in small capitalization companies (i.e., companies with market capitalizations of up to $1.5 billion). We generally invest a significant proportion of the Fund's assets in companies with market capitalizations under $500 million, which are often referred to as "micro-cap stocks."

- Identifying growth companies with unique or proprietary advantages in their industries and strong earnings growth potential.

PRINCIPAL INVESTMENT RISKS:

- STOCK PRICES MAY FLUCTUATE MORE THAN OTHER SECURITIES. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. We try to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

- GROWTH STOCKS CAN PERFORM DIFFERENTLY. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

- SMALL CAP AND MICRO-CAP STOCKS MAY BE MORE VOLATILE. Investing in small capitalization and micro capitalization companies generally involves greater risks than investing in larger companies. The market may value companies according to size or market capitalization rather than financial performance. As a result, if small cap or micro-cap investing is out of favor, the Fund's small cap and micro-cap holdings may decline in price even though their fundamentals are sound. They may be more difficult to buy and sell, subject to greater business risks, and more sensitive to market changes, than larger capitalization securities.

GENERAL INVESTMENT RISKS (APPLICABLE TO ALL FUNDS)

- THE VALUE OF THE FUNDS' INVESTMENTS VARY FROM DAY TO DAY. The value of the Funds' assets generally reflect market conditions, changes in interest rates, company-specific events, and other domestic and international developments.

- LOSS OF YOUR ENTIRE INVESTMENT. As with all mutual funds, one risk of investing in these Funds is that you could lose your entire investment. When you sell your shares, they may be worth more or less than you paid for them.

- NO GUARANTEES. WE CANNOT GUARANTEE WE WILL REACH OUR GOALS. The manager's investment decisions, including securities selection and the method of analysis used by the manager, may not work, causing the Fund to underperform relative to similar investments.

- NO FDIC OR OTHER PROTECTION. Our shares are not insured by the FDIC, the Federal Reserve Board, or any other government agency.

HOW WE TRY TO REDUCE RISK

In all of our Funds we may use strategies that try to reduce risk. One way is that most of the securities the Funds own are relatively liquid, which helps us protect your investment and make quick investment decisions. Another way is that sometimes we may sell some core investments and temporarily invest in high-quality, money market securities which are low risk, highly liquid investments. This may help protect against temporary changes in the investment markets due to economic, political or other adverse conditions. However, if a Fund makes temporary defensive investments, it may not meet its investment objective.

IMPORTANT TERMS TO KNOW IN THIS PROSPECTUS

"Liquidity" -- refers to the ease of selling an investment for cash. A highly liquid investment is easy to sell. An illiquid investment is difficult to sell.

"Market capitalization" or "capitalization" -- means the number of shares available for trading multiplied by the price per share.

"Quality" -- means the credit rating given to a security by a nationally recognized rating organization.

"High-quality" -- means the security has been rated at least AA or its equivalent by a nationally recognized rating organization or is an unrated debt instrument of equivalent quality.

"Investment grade" -- means the security has been rated at least Baa or its equivalent by a nationally recognized rating organization or is an unrated debt instrument of equivalent quality.

PAST PERFORMANCE

We have provided the chart and tables below to give you some indication of the risks of investing in our Funds by showing changes in the Fund's performance from year to year (the risk/return bar chart); by showing each Fund's best and worst quarterly performance since it began operations (the quarterly return summaries); and by showing how the Fund's average annual returns for the periods shown compared with a broad measure of market performance (the risk return table). The sales charge is not included in the figures shown in the bar charts. If it were included, each Fund's returns would be lower than those shown.

The returns shown in the bar charts below are for the Funds' Class A shares. Class C shares would have substantially similar returns, because both Classes of shares represent an investment in the same portfolio of securities. The annual returns would differ only to the extent that the Classes do not have the same expenses.

A Fund's past performance (before and after taxes) is not necessarily indicative of how it will perform in the future.


RISK/RETURN BAR CHART (CLASS A SHARES)


[CHART]

                           Government Securities Fund

1995        20.32%
1996        -3.15%
1997        11.72%
1998        17.82%
1999        -5.04%
2000        18.42%
2001        -0.49%
2002         2.78%
2003        -2.20%
2004         0.26%


During the periods shown in the chart, the highest return for a quarter was 9.55% for the quarter ended December 31, 1997, and the lowest return for a quarter was -6.73% for the quarter ended March 31, 1999.


[CHART]

                             Income and Equity Fund

1995        11.98%
1996         1.79%
1997         9.60%
1998        12.11%
1999         0.19%
2000         6.03%
2001         2.63%
2002         0.92%
2003         6.63%
2004         3.51%


During the periods shown in the chart, the highest return for a quarter was 5.58% for the quarter ended June 30, 1997, and the lowest return for a quarter was -2.00% for the quarter ended December 31, 2001.

[CHART]

                                  Balanced Fund

1995         8.70%
1996        15.92%
1997        15.24%
1998         7.76%
1999        12.61%
2000         9.99%
2001        -4.69%
2002        -5.05%
2003        18.63%
2004         5.50%


During the periods shown in the chart, the highest return for a quarter was 10.46% for the quarter ended June 30, 1997, and the lowest return for a quarter was -6.87% for the quarter ended September 30, 1998.


[CHART]

                              Multi-Cap Value Fund

2003        44.15%
2004         5.84%


During the periods shown in the chart and partial year 2002 prior to, the highest return for a quarter was 25.84% for the quarter ended June 30, 2003, and the lowest return for a quarter was -15.80% for the quarter ended September 30, 2002.


[CHART]

                                   Growth Fund

2000        -15.77%
2001        -28.38%
2002        -22.16%
2003         30.29%
2004         15.13%


During the periods shown in the chart and partial year 1999 prior to, the highest return for a quarter was 17.05% for the quarter ended December 31, 1999, and the lowest return for a quarter was -21.26% for the quarter ended March 31, 2001.


[CHART]

                                 Small Cap Fund

1995         17.27%
1996         43.70%
1997          6.95%
1998        -16.66%
1999        -15.75%
2000         12.83%
2001         20.23%
2002        -32.20%
2003         83.21%
2004         36.60%


During the periods shown in the chart, the highest return for a quarter was 37.71% for the quarter ended June 30, 2003, and the lowest return for a quarter was -29.42% for the quarter ended September 30, 2002.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2004)


                                                                                 SINCE
                                                1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)
GOVERNMENT SECURITIES FUND

CLASS A SHARES

Return Before Taxes                               0.26%     3.50%      5.74%          4.82%
Return After Taxes on Distributions               4.92%     1.32%      1.21%          1.20%
Return After Taxes on Distributions and
Sale of Fund Shares                              -2.67%     1.56%      1.52%          1.50%

CLASS C SHARES

Return Before Taxes                              -0.50%     2.72%        NA           2.91%
------------------------------------------------------------------------------------------
Lehman Intermediate T-Bond Index(2)
(does not reflect deduction for fees,
expenses or taxes)                                2.33%     6.57%      6.75%          5.93%
==========================================================================================

INCOME AND EQUITY FUND

CLASS A SHARES

Return Before Taxes                               3.51%     3.54%      5.28%          4.60%
Return After Taxes on Distributions              -1.88%     1.38%      1.64%          1.62%
Return After Taxes on Distributions and
Sale of Fund Shares                              -0.64%     1.49%      1.72%          1.71%

CLASS C SHARES

Return Before Taxes                               2.74%     2.60%        NA           2.88%
------------------------------------------------------------------------------------------
Lehman Intermediate Corporate Bond Index(3)
(does not reflect deduction for fees,
expenses or taxes)                                4.29%     8.07%      7.92%          6.99%

S&P 500 Index(4)
(does not reflect deduction for fees,
expenses or taxes)                               10.88%    -2.30      12.07%         10.92%
==========================================================================================

                                                                                 SINCE
                                                1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)
BALANCED FUND

CLASS A SHARES

Return Before Taxes                               5.50%     4.49%      8.18%          6.61%
Return After Taxes on Distributions              -0.73%     2.96%      9.90%          9.81%
Return After Taxes on Distributions and
Sale of Fund Shares                              -0.15%     2.66%      8.87%          8.78%

CLASS C SHARES

Return Before Taxes                               4.62%     3.71%        NA           4.22
------------------------------------------------------------------------------------------
S&P 500 Index(4)
(does not reflect deduction for fees,
expenses or taxes)                               10.88%    -2.30%     12.07%         10.92%

Lehman Intermediate Corporate Bond Index(3)
(does not reflect deduction for fees,
expenses or taxes)                                4.29%     8.07%      7.92%          6.99%
==========================================================================================

GROWTH FUND

CLASS A SHARES

Return Before Taxes                              15.13%    -6.77%        NA          -3.40%
Return After Taxes on Distributions               8.51%    -7.87%        NA          -4.41%
Return After Taxes on Distributions and
Sale of Fund Shares                               5.53%    -6.51%        NA          -3.69%

CLASS C SHARES

Return Before Taxes                              14.06%    -7.67%        NA          -4.37%
------------------------------------------------------------------------------------------
Russell 1000 Stock Index(5)
(does not reflect deduction for fees,
expenses or taxes)                               11.40%    -1.76%        NA           0.75%

S&P 500 Index(4)
(does not reflect deduction for fees,
expenses or taxes)                               10.88%    -2.30%        NA           0.21%
==========================================================================================

                                                                                 SINCE
                                                1 YEAR   5 YEARS   10 YEARS   INCEPTION(1)
MULTI-CAP VALUE FUND

CLASS A SHARES

Return Before Taxes                               5.84%       NA         NA           7.26%
Return After Taxes on Distributions              -0.70%       NA         NA           4.82%
Return After Taxes on Distributions and
Sale of Fund Shares                               0.43%       NA         NA           4.27%

CLASS C SHARES

Return Before Taxes                               5.02%       NA         NA           6.52%
------------------------------------------------------------------------------------------
S&P 500 Index(4)
(does not reflect deduction for fees,
expenses or taxes)                               10.88%       NA         NA           6.40%
==========================================================================================

SMALL CAP FUND

CLASS A SHARES

Return Before Taxes                              36.60%    18.15%     11.31%         11.29%
Return After Taxes on Distributions              28.62%    16.33%      4.28%          4.24%
Return After Taxes on Distributions and
Sale of Fund Shares                              18.86%    14.56%      3.82%          3.78%

CLASS C SHARES

Return Before Taxes                              35.62%    16.40%        NA           4.29%
------------------------------------------------------------------------------------------
Russell 2000 Index(6)
(does not reflect deduction for fees,
expenses or taxes)                               18.33%     6.61%     11.53%         11.01%
==========================================================================================

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class C shares will vary.

The figures above for Class A shares include the sales charge.

(1) The inception date for Class A shares is February 1993 and the inception date for Class C shares is April 1998 for all Funds except the Growth Fund and the Multi-Cap Value Fund. The inception date for both Classes of shares of the Growth Fund is May 1999. The inception date for both classes of shares of the Multi-Cap Value Fund is April 2002.

(2) The Lehman Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80. Unlike the Funds' returns, the Index returns do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

(3) The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73. Unlike the Funds' returns, the index returns do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

(4) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume the reinvestment of dividends, but, unlike the Funds' returns, do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

(5) The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. The Index does not take capital gains into consideration. The Index returns assume the reinvestment of dividends, but, unlike the Funds' returns, do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

(6) The Russell 2000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 2,000 smallest publicly traded companies within the Russell 3000 Index. The Index does not take capital gains into consideration. The Index returns assume the reinvestment of dividends, but, unlike the Funds' returns, do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

UNDERSTANDING EXPENSES

The information in this section will help you understand what expenses you will pay if you buy and hold shares of the Funds.


FEE TABLE



                                                               CLASS A(1)   CLASS C
GOVERNMENT SECURITIES FUND
  Shareholder Fees (paid by you directly)
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                            4.75%     0.00%
    Maximum Contingent Deferred Sales Charge
      (as a percentage of offering price or net asset value
      at the time of sale, whichever is less)(2)                     None      1.00%
    Exchange Fee(3)                                               $    10   $    10
    Redemption Fee(4)                                                2.00%     2.00%

  Annual Fund Operating Expenses (paid from Fund assets)
    Management Fees                                                  0.65%     0.65%
    Distribution and/or Service (12b-1) Fees                         0.26%     1.03%
    Other Expenses                                                   1.55%     1.54%
    Total Annual Fund Operating Expenses(5)                          2.46%     3.22%

INCOME AND EQUITY FUND
  Shareholder Fees (paid by you directly)
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                            4.75%     0.00%
    Maximum Contingent Deferred Sales Charge
      (as a percentage of offering price or net asset value
      at the time of sale, whichever is less)(2)                     None      1.00%
    Exchange Fee(3)                                               $    10   $    10
    Redemption Fee(4)                                                2.00%     2.00%

  Annual Fund Operating Expenses (paid from Fund assets)
    Management Fees                                                  0.75%     0.75%
    Distribution and/or Service (12b-1) Fees                         0.25%     1.00%
    Other Expenses                                                   1.63%     1.62%
    Total Annual Fund Operating Expenses(5)                          2.63%     3.37%

                                                               CLASS A(1)   CLASS C
BALANCED FUND
  Shareholder Fees (paid by you directly)
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                            5.75%     0.00%
    Maximum Contingent Deferred Sales Charge
      (as a percentage of offering price or net asset value
      at the time of sale, whichever is less)(2)                     None      1.00%
    Exchange Fee(3)                                               $    10   $    10
    Redemption Fee(4)                                                2.00%     2.00%

  Annual Fund Operating Expenses (paid from Fund assets)
    Management Fees                                                  0.75%     0.75%
    Distribution and/or Service (12b-1) Fees                         0.23%     1.00%
    Other Expenses                                                   1.69%     1.69%
    Total Annual Fund Operating Expenses(5)                          2.67%     3.44%

GROWTH FUND
  Shareholder Fees (paid by you directly)
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                            5.75%     0.00%
    Maximum Contingent Deferred Sales Charge
      (as a percentage of offering price or net asset value
      at the time of sale, whichever is less)(2)                     None      1.00%
    Exchange Fee(3)                                               $    10   $    10
    Redemption Fee(4)                                                2.00%     2.00%

  Annual Fund Operating Expenses (paid from Fund assets)
    Management Fees                                                  0.75%     0.75%
    Distribution and/or Service (12b-1) Fees                         0.24%     1.00%
    Other Expenses                                                   5.31%     5.13%
    Total Annual Fund Operating Expenses(5)                          6.30%     6.88%

MULTI-CAP VALUE FUND
  Shareholder Fees (paid by you directly)
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                            5.75%     0.00%
    Maximum Contingent Deferred Sales Charge
      (as a percentage of offering price or net asset value
      at the time of sale, whichever is less)(2)                     None      1.00%
    Exchange Fee(3)                                               $    10   $    10
    Redemption Fee(4)                                                2.00%     2.00%

  Annual Fund Operating Expenses (paid from Fund assets)
    Management Fees                                                  1.00%     1.00%
    Distribution and/or Service (12b-1)                              0.23%     1.00%
    Other Expenses                                                   1.84%     1.83%
    Total Annual Fund Operating Expenses(5)                          3.07%     3.83%

                                                               CLASS A(1)   CLASS C
SMALL CAP FUND
  Shareholder Fees (paid directly by you)
    Maximum Sales Charge Imposed on Purchases
      (as a percentage of offering price)                            5.75%     0.00%
    Maximum Contingent Deferred Sales Charge
      (as a percentage of offering price or net asset value
      at the time of sale, whichever is less)(2)                     None      1.00%
    Exchange Fee(3)                                               $    10   $    10
    Redemption Fee(4)                                                2.00%     2.00%

  Annual Fund Operating Expenses (paid from Fund assets)
    Management Fees                                                  0.75%     0.75%
    Distribution and/or Service (12b-1) Fees                         0.25%     1.00%
    Other Expenses                                                   2.33%     2.35%
    Total Annual Fund Operating Expenses(5)                          3.32%     4.10%


(1) We charge a 1% contingent deferred sales charge if you purchase more than $1 million of Class A shares and sell them within 18 months. The fee will be 1% of the purchase or sale price, whichever is less.

(2) We charge the deferred sales charge only if you sell your Class C Shares within one year of purchase.

(3) We charge you a $10 service fee on each exchange after the first five exchanges in each calendar year.

(4) With three exceptions, the fee applies if you sell or exchange shares of the Government Securities Fund or the Income and Equity Fund within 60 days of purchase or shares of the other four Funds within six months of purchase. The redemption fee does not apply to: (1) redemptions under an automatic withdrawal program or periodic asset reallocation plan; (2) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and (3) redemptions of shares acquired through dividend reinvestments. For this purpose, shares held the longest period of time will be redeemed first and shares held for the shortest period of time will be redeemed last. A $25 fee will be charged for each outgoing wire redemption to cover associated processing and administrative costs.

(5)  WAIVING FEES TO KEEP COSTS DOWN

     Pacific Global Investment Management Company ("PGIMC") and, with respect to the Income and Equity Fund only, Bache Capital Management, Inc. ("BCM") will voluntarily waive their respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

                                        CLASS A   CLASS C
       Government Securities Fund         1.75%     2.50%
       Income and Equity Fund             1.95%     2.70%
       Growth Fund                        2.65%     3.40%

For the Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, Pacific Global Investor Services, Inc. ("PGIS"), the Company's transfer agent, will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds.

If the operating expenses of a Class exceed the relevant threshold after waiver of the entire management fee and, with respect to the Growth Fund only, the entire transfer agency fee, PGIMC, PGIS, and BCM will not have any obligation to reimburse the Funds for the excess operating expenses. As a result, the operating expenses for the Funds may exceed the above thresholds. We may terminate or change the fee waiver arrangements on any Fund with 90 days' notice. The amounts waived by PGIMC, PGIS, and BCM are permanently waived, and PGIMC, PGIS, and BCM will have no right to recover those amounts from the Funds. No expense limitation arrangements apply to the Balanced Fund, the Multi-Cap Value Fund, or the Small Cap Fund.

EXPENSE RATIO FOOTNOTES

SMALL CAP FUND -- The total expense ratio for this Fund in 2004 was higher than the expense ratio for many other funds in its category. As a general matter, because the Fund's asset level is smaller than that of many other Funds in its category, the Fund's expense ratio is comparatively higher, as many fund expenses are not directly related to the level of Fund assets. However, the expense ratio for the Fund declined year over year as a result of an increase in net assets resulting from improved performance. Despite the higher expense ratio, according to Morningstar, the Fund's investment performance for Class A Shares ranked #1 out of 1,081 small cap funds for the year ending December 31, 2004. Looking forward, we anticipate that the expense ratio will be lower in 2005 as a result of the higher anticipated asset levels in the Fund. As noted above, the net assets in the Fund at the beginning of 2005 are significantly higher than the average net assets in 2004; while these asset levels may increase or decrease over the course of 2005 as a result of Fund performance and shareholder investment activity, higher Fund average net asset levels typically result in lower expense ratios. The Fund's expense ratio may also be favorably impacted from higher net asset levels in the other Pacific Advisors Funds, as certain expenses that benefit all of the Funds are allocated based on the Funds' relative net assets. We note, however, that Fund asset levels may decline, and that if that occurs or if the Fund incurs significant unexpected expenses, the Fund's expense ratio for 2005 may remain the same or increase.

GROWTH FUND -- Due to the low asset level of this Fund, the expense ratio of this Fund in 2004 was higher than many other funds in its category. As a general matter, because the Fund's asset level is smaller than that of many other Funds in its category, the Fund's expense ratio is comparatively higher, as many fund expenses are not directly related to the level of Fund assets. However, the expense ratio (before expense reductions) for the Fund declined year over year as a result of an increase in net assets resulting from improved performance. Looking forward, we anticipate that the expense ratio will be lower in 2005 as a result of the higher anticipated asset levels in the Fund. As noted above, the net assets in the Fund at the beginning of 2005 are higher than the average net assets in 2004, as a result of improved performance in the latter half of 2004; while these asset levels may increase or decrease over the course of 2005 as a result of Fund performance and shareholder investment activity, higher Fund average net asset levels typically result in lower expense ratios. The Fund's expense ratio may also be favorably impacted from higher net asset levels in the other Pacific Advisors Funds, as certain expenses that benefit all of the Funds are allocated based on the Funds' relative net assets. We note, however, that Fund asset levels may decline, and that if that occurs or if the Fund incurs significant unexpected expenses, the Fund's expense ratio for 2005 may remain the same or increase. In addition, we have agreed to the expense limitation arrangements described above to help reduce the expenses you will bear in 2005.

EXAMPLE


These examples are intended to help you compare the cost of investing in our Funds with the cost of investing in other mutual funds. The first Example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The first Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows. (These costs do not reflect the fee waiver arrangements described in the footnotes to the fee table.)


                                                1 YEAR   3 YEARS  5 YEARS  10 YEARS
GOVERNMENT SECURITIES FUND             Class A  $   709  $ 1,196  $ 1,708  $  3,105
                                       Class C      422    1,077    1,755     3,559

INCOME AND EQUITY FUND                 Class A  $   726  $ 1,244  $ 1,788  $  3,265
                                       Class C      437    1,121    1,827     3,696

BALANCED FUND                          Class A  $   827  $ 1,348  $ 1,893  $  3,372
                                       Class C      444    1,141    1,860     3,759

GROWTH FUND                            Class A  $ 1,169  $ 2,333  $ 3,468  $  6,177
                                       Class C      788    2,112    3,386     6,369

MULTI-CAP VALUE FUND                   Class A  $   864  $ 1,460  $ 2,079  $  3,733
                                       Class C      483    1,255    2,045     4,102

SMALL CAP FUND                         Class A  $   888  $ 1,530  $ 2,193  $  3,952
                                       Class C      510    1,333    2,171     4,332


You would pay the following expenses if you did not redeem your shares at the end of the period shown, using the assumptions used in the first Example. We did not repeat the figures for Class A shares, because they would be the same in either case:


                                                1 YEAR   3 YEARS  5 YEARS  10 YEARS
GOVERNMENT SECURITIES FUND             Class C  $   322      983    1,668     3,491

INCOME AND EQUITY FUND                 Class C  $   337    1,028    1,741     3,628

BALANCED FUND                          Class C  $   344    1,048    1,775     3,692

GROWTH FUND                            Class C  $   688    2,025    3,313     6,326

MULTI-CAP VALUE FUND                   Class C  $   383    1,162    1,960     4,038

SMALL CAP FUND                         Class C  $   410    1,241    2,087     4,270


The Examples reflect that you pay a sales charge when you buy Class A shares. You pay no sales charge when you buy Class C shares. You may, however, pay a contingent deferred sales charge ("CDSC") if you buy Class C shares and sell them within one year, as shown in the first Example. Class C shares have higher ongoing expenses than Class A shares and may end up costing you more if you hold them for a longer period of time.

Account fees are not included in these figures. If they were included, your costs would be higher. This example is not an indication of past or future expenses or performance.

SALES CHARGES AND 12b-1 FEES

TWO CLASSES OF SHARES

We offer two types of shares in our Funds: Class A shares and Class C shares. This prospectus offers both. Consider buying:

- CLASS A SHARES if you are a longer-term investor or have smaller amounts to invest. There is a sales charge when you buy these shares, but there is no minimum investment and the ongoing fees are lower than Class C shares.

- CLASS C SHARES if you are a shorter-term investor with more money to invest. There is no sales charge when you buy these shares, but there may be a sales charge when you sell them. You must invest a minimum of $10,000 and the ongoing fees are higher than Class A shares.

SALES CHARGES FOR CLASS A SHARES

     The offering price of Class A shares includes the sales charge you pay when you buy shares. Current sales charges are:

                                                               AS PERCENTAGE OF     AS PERCENTAGE OF
                                    AMOUNT OF PURCHASE          OFFERING PRICE       NET INVESTMENT
GOVERNMENT SECURITIES FUND &       Less than $ 50,000                 4.75%                4.98%
INCOME AND EQUITY FUND             $ 50,000 - $ 99,999                4.50%                4.71%
                                   $ 100,000 - $ 249,999              3.50%                3.63%
                                   $ 250,000 - $ 499,999              2.50%                2.56%
                                   $ 500,000 - $ 999,999              2.00%                2.04%
                                   $ 1 million and over**             0.00%                0.00%

BALANCED FUND, GROWTH FUND,        Less than $ 25,000                 5.75%                6.10%
MULTI-CAP VALUE FUND, &            $ 25,000 - $ 49,999                5.50%                5.82%
SMALL CAP FUND                     $ 50,000 - $ 99,999                4.75%                4.99%
                                   $ 100,000 - $ 249,999              3.75%                3.90%
                                   $ 250,000 - $ 499,999              2.50%                2.56%
                                   $ 500,000 - $ 999,999              2.00%                2.04%
                                   $ 1 million and over**             0.00%                0.00%

     **Even though you do not pay a commission to your broker when you buy $1 million or more of our shares, PGFD has arranged to pay brokers a fee of 1% of the first $2 million, plus .50% on the next $1 million, plus .20% on the next $1 million, plus .03% on any portion over $4 million.

HOW CAN YOU REDUCE SALES CHARGES?

INCREASE THE AMOUNT YOU INVEST. As the Class A sales charge table shows, the more you invest, the lower the percentage of the sales charge.

COMBINE YOUR PURCHASES. You can lower your sales charge by simultaneously investing in several accounts, or two or more Funds (excluding the money market Funds). For example, if you invest $25,000 in Class A shares of one Fund and $25,000 in Class A shares of another Fund at the same time, the sales charge will be based on a $50,000 purchase. You may also claim this discount by combining purchases in related accounts, such as an account in the name of your spouse or minor children. This discount may also be claimed by a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including qualified employee benefit plans, as well as related plans of the same employer. To get this discount, you must notify PGIS in writing at the time of purchase.

CLAIM A RIGHT OF ACCUMULATION. You may lower your sales charge by combining the amounts you invest over a specified period of time. For this purpose, you may combine amounts held in several accounts, as described above. We will value previously purchased shares (including Class C shares) at the current net asset value in order to determine the cumulative investment to be used in determining the applicable sales charge. Shares previously redeemed are not taken into consideration. PGIS must be notified in writing at the time each order is placed that the purchases should be combined. Remember to include your account number(s) on your request.

SIGN A LETTER OF INTENT. A letter of intent means you intend to buy a specific amount of Class A shares over a thirteen-month period. You must first complete a letter of intent and submit it to PGIS for approval. The initial purchase must be at least 5% of your intended total purchases. Please include all account numbers and other requested information with each payment and indicate that a letter of intent is on file. The letter of intent may cover purchases made up to 90 days before PGIS receives and accepts it.

Your sales charges will be based on the intended total purchases over the thirteen-month period. Until you reach that total, however, we will take an amount of Class A shares from your account equal to the maximum possible sales charge, and hold them in escrow. If you do not reach your intended goal on schedule, we will sell sufficient escrowed shares to pay the higher sales charge.

WE MAY CHARGE A FEE FOR SELLING YOUR SHARES. We will deduct a contingent deferred sales charge ("CDSC") from your sale proceeds if you buy more than $1 million of Class A shares and sell them within 18 months, or if you buy Class C shares and sell them within one year. The fee will be 1% of the purchase or sale price, whichever is less. If you buy Class C shares, exchange them for Reserve Fund shares, and sell them within one year of purchasing the Class C shares, you will be charged the CDSC. The CSDC will be the lesser of 1% of (a) the purchase price of the Class C shares you exchanged for Reserve Fund Shares, or (b) the sale price of those Class C shares as of the date of the exchange. We reserve the right to waive the CDSC at our discretion.

WE MAY WAIVE THE SALES CHARGE. We may offer Class A shares without a sales charge, under certain circumstances, to our employees and their families or to other individuals who have business relationships with us or certain other investment professionals. We reserve the right to change this policy at any time.

WE ALSO CHARGE YOU A 2% REDEMPTION FEE if you sell or exchange shares of the Government Securities Fund or the Income and Equity Fund within sixty days of purchase, or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund within six months of purchase, with three exceptions. The redemption fee does not apply to: (1) redemptions under an automatic withdrawal program or periodic asset reallocation plan; (2) redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and (3) redemptions of shares acquired through dividend reinvestments. The redemption fee is intended to offset costs associated with short-term shareholder trading. The proceeds of this fee are paid to the relevant Fund, unlike the proceeds of the CDSC, which are used to pay distribution costs. The redemption fee is in addition to the CDSC, if applicable. The redemption fee is 2% of the net asset value of the shares sold or exchanged. In computing the redemption fee, shares purchased through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest.

RULE 12b-1 FEES.

Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay an asset-based fee for distribution expenses and shareholder services. The Funds pay only a service fee on Class A shares. The Funds pay both a service and distribution fee on Class C shares. The maximum 12b-1 fees are:

                           CLASS A    CLASS C
12b-1 service fees          0.25%      0.25%
12b-1 distribution fees     0.00%      0.75%

Because these fees are paid out of each Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment; and the distribution fee on Class C shares may cost you more than paying other types of sales charges.

UNDERSTANDING EACH FUND

This section takes a closer look at our six Funds.

GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE:

This Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk.

IS THIS FUND FOR YOU?

This Fund is for investors looking first, to earn current income that could increase over time, and second, to protect the value of the money they invest.

WHAT DO WE INVEST IN?

We usually invest at least 80% of the Fund's assets in U.S. Government fixed income securities as described on page 1 of this prospectus. We may also buy zero-coupon bonds, dividend paying stocks, ADRs, and high-quality money market securities. We may invest up to 20% in common stocks and fixed income securities of foreign issuers. Investments in common stocks of foreign issuers will be made primarily through the use of American Depositary Receipts ("ADRs"), although direct market purchases also may be made. For temporary defensive purposes, we may invest without limitation in high-quality money market instruments. If we make defensive investments, we may not meet this Fund's investment objective.

HOW DO WE MAKE INVESTMENT DECISIONS?

Our overall strategy is to focus on U.S. Government securities because they are low risk, of high intrinsic value, and relatively liquid. The allocation of the Fund's assets to long, intermediate, or short-term maturities will depend on our evaluation of market patterns and economic conditions. We tend to invest in a higher proportion of shorter-term bonds when we believe interest rates will rise and in a higher proportion of longer-term bonds when we believe interest rates will fall.

To increase the Fund's income, we may invest in dividend paying stocks that seem likely to increase their dividends over time.

The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund Summary" for this Fund on pages 1-2 of this prospectus and in "Risk Factors, Other Investment Practices, and Policies of the Funds" beginning on page 32 of this prospectus.

INCOME AND EQUITY FUND

INVESTMENT OBJECTIVE:

This Fund seeks to provide current income and, secondarily, long-term capital appreciation.

IS THIS FUND FOR YOU?

This Fund is for investors looking first, to earn current income that could increase over time, and second, to profit over the long-term from rising securities prices, while seeking to reduce the risk of price fluctuations.

WHAT DO WE INVEST IN?

We usually invest at least 65% of the Fund's assets in U.S. corporate fixed income securities and dividend paying stocks. The Fund's fixed income investments will be primarily investment grade; no more than 5% of the Fund's assets may be invested in below investment grade fixed income securities. Subject to that limit, if the ratings for investment grade securities held by the Fund fall below investment grade, the Fund will not be obligated to sell such securities if, in the opinion of the Fund's Manager and Co-Manager, continuing to hold these securities is considered appropriate under the circumstances. We may also buy U.S. Government securities and high-quality money market securities. The equity securities in which the Fund invests may be listed on a national securities exchange or traded in an established over the counter ("OTC") market. While it is not a principal investment strategy, the Fund also may invest in zero coupon bonds and foreign securities (primarily through ADRs), as described in the SAI. For temporary defensive purposes, the Fund may invest without limitation in high-quality money market securities. If we make temporary defensive investments, we may not meet this Fund's investment objective.

HOW DO WE MAKE INVESTMENT DECISIONS?

Our overall strategy is to focus on a core group of corporate fixed income securities that we consider to be low risk, of high intrinsic value and relatively liquid. The mix of our investments will vary from time to time based on our assessment of business, economic, and investment conditions. However, fixed income securities generally will comprise the majority of the Fund's total assets, as long as the general level of interest rates exceeds the dividend yields available on common stock. In selecting stocks, we focus on the overall return, not yield alone. When the economic outlook is favorable, we tend to increase the proportion of our investments in stocks. When it is less favorable, we tend to decrease the proportion of our investments in stocks. In evaluating stocks, we may

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consider the following factors: above average earnings growth potential; sound balance sheets and other financial characteristics; quality of management; and growth of dividends.

The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund Summary" for this Fund on pages 3-4 of this prospectus and in "Risk Factors, Other Investment Practices, and Policies of the Funds" (except the section headed "Foreign Securities") beginning on page 32 of this prospectus.

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BALANCED FUND

INVESTMENT OBJECTIVES:

This Fund seeks to achieve long-term capital appreciation and income consistent with reduced risk.

IS THIS FUND FOR YOU?

This Fund is for investors looking to combine long-term growth, current income, and liquidity, while seeking to reduce the risk of price fluctuations.

WHAT DO WE INVEST IN?

We usually invest in a flexible combination of stocks, investment grade U.S. corporate fixed income securities, and high-quality money market securities or money market funds. The Fund's portfolio usually is weighted toward stocks. The Fund's stocks will consist primarily of companies with market capitalizations over $500 million. The equity securities in which the Fund invests may be listed on a national securities exchange or traded in an established OTC market. At least 25% of the Fund's assets, however, must always be invested in fixed income securities and preferred stocks. While it is not a principal investment strategy, the Fund also may invest in U.S. Government securities and foreign securities (primarily through ADRs), as described in the SAI.

Under normal circumstances, the Fund may invest up to 25% of its total assets in high-quality money market securities and money market funds. For temporary defensive purposes, however, the Fund may invest up to 60% of its total assets in money market securities. If we make temporary defensive investments, we may not meet this Fund's investment objective.

HOW DO WE MAKE INVESTMENT DECISIONS?

We evaluate economic and market conditions, price trends, and expected returns. We also analyze a company's finances, strategies, market positions, product lines, stock price movements and other business factors which might affect its securities' prices. When the economy appears to be growing and strong, we increase our investment in stocks. When the economy is contracting or weak, we increase our investment in fixed income securities.

The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund Summary" for this Fund on pages 4-5 of this prospectus and in "Risk Factors, Other Investment Practices, and Policies of the Funds" (other than the section headed "Foreign Securities") beginning on page 32 of this prospectus.

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GROWTH FUND

INVESTMENT OBJECTIVE:

This Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies.

IS THIS FUND FOR YOU?

This Fund is for investors who want to profit from rising stock prices. It is generally for more aggressive stock investors, who want to invest in large, well-established companies.

WHAT DO WE INVEST IN?


We usually invest at least 65% of our assets in stocks of U.S. companies that are part of the S&P 500 Composite Index or the NASDAQ 100 Index. We may also invest in other U.S. companies. Under normal circumstances, the Fund's holdings will consist primarily of large cap stocks (i.e. companies with a market capitalization in excess of $10 billion). The Fund's holdings also may include mid-cap stocks (i.e. companies with a market capitalization of between $2 billion and $10 billion) that meet our investment criteria. While it is not a principal investment strategy, the Fund may also invest in foreign securities (primarily through ADRs), as described in the SAI. For temporary defensive purposes, this Fund may invest without limitation in high-quality money market instruments. If we make temporary defensive investments, we may not meet this Fund's investment objective.


HOW DO WE MAKE INVESTMENT DECISIONS?

We evaluate economic and market conditions, price trends, and the anticipated growth potential of the companies. We consider the momentum of trends in security prices of individual companies, industries, and the stock market in general. We also look at the financial soundness and future growth prospects of each company.

The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund Summary" for this Fund on pages 5-6 of this prospectus and in "Risk Factors, Other Investment Practices, and Policies of the Funds" beginning on page 32 of this prospectus, under the headings "Equity Securities", "Cash Reserves and Repurchase Agreements", and "Diversification".

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MULTI-CAP VALUE FUND

INVESTMENT OBJECTIVE:

The Fund seeks to attain long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies.

IS THIS FUND FOR YOU?

This Fund is for investors who are seeking an actively managed, value style investment strategy, have a long-term investment horizon, and are seeking to invest principally in equity securities of companies with market capitalizations of at least $2 billion.

WHAT DO WE INVEST IN?

We expect to invest at least 60% of the Fund's net assets in equity securities of publicly traded companies with market capitalizations of at least $2 billion. However, we may invest in companies in all ranges of market capitalization.

Under normal market conditions, the Fund generally will invest up to 95% of its total assets in equity securities. Moreover, the Fund may also invest to a lesser degree in other types of securities, including:

- Convertible securities, including bonds, notes, debentures, preferred stocks and warrants (up to 10% of the Fund's total assets). We will limit investments in convertible securities to "investment grade".

- Illiquid securities, or securities for which there is no ready market (up to 15% of the Fund's net assets).

- Options, used only for the purpose of hedging. The Fund will only enter into exchange traded options.

- Foreign securities, provided they are publicly traded in the United States in the form of American Depository Receipts or other U.S. dollar denominated instruments. For temporary defensive purposes, the Fund may invest without limitation in high-quality money market instruments.

HOW DO WE MAKE INVESTMENT DECISIONS?

We us a "value" approach to select investments for the Fund. Value investors seek to invest in companies whose stock price may not fully reflect the company's real worth or future prospects. Using this value approach, the investment manager will seek to invest in companies with the following characteristics:

- Low current value relative to earnings estimates, cash flow, book value, and/or break-up value

- Strong management

- Strong business fundamentals

- Positive earnings momentum

Because we expect to hold securities as long-term investments, we do not expect to engage in active and frequent trading of securities to achieve the Fund's investment objective.

The PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund Summary" for this Fund on pages 6-7 of this prospectus and in "Risk Factors, Other Investment Practices, and Policies of the Funds" beginning on page 32 of this prospectus, under the headings "Equity Securities", "Cash Reserves and Repurchase Agreements", and "Diversification".

SMALL CAP FUND

INVESTMENT OBJECTIVE:

This Fund seeks to provide capital appreciation through investment in small capitalization companies.

IS THIS FUND FOR YOU?

This Fund is for investors who want to profit from rising stock prices. It is generally for more aggressive stock investors, who want to invest in small, growing companies.

WHAT DO WE INVEST IN?

We invest at least 80% of our assets in stocks of small capitalization companies, (i.e., companies with market capitalizations of up to $1.5 billion). A significant portion of our portfolio generally consists of stocks of companies whose market capitalization is below $500 million, which are often referred to as "micro-cap stocks".

HOW DO WE MAKE INVESTMENT DECISIONS?

We focus on companies with unique characteristics or proprietary advantages in their industry that may give them opportunities for above-average increases in sales and profits. We also look for companies that we believe have strong earnings growth potential and are less likely to be affected by changes in the economy.

SMALL CAP AND MICRO-CAP STOCKS MAY BE MORE VOLATILE.

Investing in small capitalization and micro capitalization companies generally involves greater risks than investing in larger companies. In addition, small companies may have limited product lines, markets, or financial and management resources. These stocks may trade less frequently, in smaller volume, and experience greater volatility. They may also be more difficult to buy and sell, and may be subject to greater business risks and more sensitive to market changes than larger market capitalization securities.

Other PRINCIPAL INVESTMENT RISKS of investing in this Fund, and certain other investment practices and policies of this Fund, are described in the "Fund Summary" for this Fund on pages 7-8 of this prospectus and in "Risk Factors, Other Investment Practices, and Policies of the Funds" beginning on page 32 of this prospectus under the headings "Equity Securities", "Cash Reserves and Repurchase Agreements", and "Diversification".

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RISK FACTORS, OTHER INVESTMENT PRACTICES, AND POLICIES OF THE FUNDS

The following pages contain more detailed information about certain principal investment policies, practices, and risks of the Funds. Any restrictions described below are in addition to those described in the previous section. The SAI contains more detailed information about these subjects, as well as other investment policies, practices, and risks of the Funds. The SAI also contains a listing of the limitations applicable to each Fund.

We may choose not to buy all of the instruments or use all of the investment techniques permitted a particular Fund unless we believe that it will help to achieve the Fund's objectives. Each Fund's current holdings and recent investment practices are described in its Annual and Semi-Annual reports to shareholders. You may obtain a free copy of the SAI or shareholders' reports by calling us at 1-800-282-6693.

EQUITY SECURITIES.

All Funds -- This includes common stocks, preferred stocks, convertible securities, and warrants. Common stocks represent an ownership interest in a corporation. Although historically, stocks as an asset class generally have shown long-term growth in value, in the short-term their prices rise and fall based on changes in an individual company's financial condition and overall market conditions.

The stock prices of smaller companies, such as the companies in which the Small Cap Fund principally invests, can be particularly volatile. Each Fund has diversification guidelines that are intended to prevent Fund assets from being invested in only a few companies or industry sectors. These guidelines may cause a Fund to underperform market indices when an index is overweighted in a few companies or industry sectors.

CASH RESERVES AND REPURCHASE AGREEMENTS.

All Funds -- Each Fund may purchase U.S. dollar denominated money market instruments. The Funds will only buy high-quality securities rated within the two highest credit categories by any NRSRO or, if not rated, of comparable quality as determined by the manager or the Fund's adviser, as appropriate. The types of money market instruments that the Funds may buy include, U.S. Government securities, certificates of deposit, banker's acceptances, bank time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements with a securities dealer or bank.

REPURCHASE AGREEMENTS.

All Funds -- In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. The Funds' repurchase agreements will be fully collateralized. Nevertheless, if the other party defaults or becomes insolvent, the Fund could suffer a loss or a delay in repayment.

FIXED INCOME SECURITIES.

Government Securities Fund, Income and Equity Fund, Balanced Fund -- Fixed income securities include bonds, debentures, and other debt instruments issued by companies to borrow money from investors. Issuers generally pay the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt instruments, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face value.

BOND PRICES.

Government Securities Fund, Income and Equity Fund, Balanced Fund -- Bond prices generally decline when interest rates rise, and rise when interest rates fall. Longer-term debt and zero coupon bonds are more sensitive to interest rate changes than are debt instruments with shorter maturities.

THE MARKET VALUE OF DEBT INSTRUMENTS ALSO REFLECT THE CREDIT QUALITY OF THE ISSUER.

Government Securities Fund, Income and Equity Fund, Balanced Fund -- High-quality debt instruments are rated at least AA or its equivalent by any NRSRO or are unrated debt instruments of equivalent quality. The issuers of high-grade debt instruments are considered to have a very strong capacity to pay principal and interest. Investment grade debt instruments are rated at least Baa or its equivalent by any NRSRO or are unrated debt instruments of equivalent quality. Baa rated securities are considered to have adequate capacity to pay principal and interest, although they also have speculative characteristics. Lower rated debt securities are more likely to be adversely affected by changes in economic conditions than are higher rated debt securities.

MORTGAGE BACKED SECURITIES.

Government Securities Fund, Income and Equity Fund, and Balanced Fund -- Unlike traditional fixed-income securities, which may pay a fixed rate of interest until maturity, when the entire principal amount is due, payments on mortgage-backed securities include both interest and a partial payment of principal. This partial payment of principal may be composed of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled payments of principal can adversely affect the price and yield of mortgage-backed securities.

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

For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, like other interest-bearing securities, the values of mortgage-backed securities generally fall when interest rates rise.

Because rising interest rates generally result in decreased prepayments of mortgage-backed securities, this could cause mortgage securities to have greater average lives than expected and their value may decline more than other fixed-income securities. Conversely, when interest rates fall, their potential for capital appreciation is limited because prepayments can cut off opportunities for additional price.

Generally, mortgage-backed securities compensate for greater prepayment risk by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable weighted average life (the spread). An increase in the spread will cause the price of the security to decline. Spreads generally increase in response to adverse economic or market conditions.

FOREIGN SECURITIES.

All Funds -- Each Fund, as specified in its investment program, may invest in foreign securities. Investments in foreign securities involve certain risks that differ from the risks of investing in domestic securities. Adverse political, economic, social or other conditions in a foreign country may make the stocks of that country difficult or impossible to sell. It is more difficult to obtain reliable information about some foreign securities. The costs of investing in some foreign markets may be higher than domestic costs. Investments in foreign securities also are subject to currency fluctuations. To seek to reduce these risks, we sometimes invest in foreign securities through ADRs. ADRs are certificates deposited with a U.S. bank that represent the right to own a foreign security. Since ADRs are traded in U.S. markets and the issuers are subject to the same auditing, accounting and financial reporting standards as domestic securities, owning ADRs has advantages over owning other foreign securities.

DIVERSIFICATION.

All Funds -- In order to maintain the diversity of each Fund's portfolio and reduce risk, each Fund has adopted the following as a fundamental investment policy: Each Fund, with respect to 75% of its assets, will not invest more than 5% of its total assets in any one issuer and will not purchase more than 10% of the outstanding voting securities of such issuer. A Fund may not change this policy unless its shareholders approve.

DISCLOSURE OF PORTFOLIO INFORMATION

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is provided in the SAI.

MANAGEMENT OF THE FUND

We would like you to be familiar with the key people and companies involved in running our Funds.


PACIFIC ADVISORS FUND INC. (the "Company") is an investment company, of which each Fund is a separate series with its own investment portfolio. It is located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.


INVESTMENT MANAGER

PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY ("PGIMC") is the manager of the Funds. As such, under the supervision of the Board of Directors, they supervise, advise and manage the day-to-day investment operations of each Fund. They:

- are solely responsible for the investment activities of the Government Securities, Growth, Multi-Cap Value and Small Cap Funds;
- co-manage the investment activities of the Income and Equity Fund with Bache Capital Management, Inc. ("BCM" or the "co-manager");
- are solely responsible for the administrative management of the Income and Equity Fund;
- continuously evaluate, recommend, and monitor the co-manager's and each adviser's performance;
- are responsible for managing the Company's operations and business affairs and supervising our administrative services agent; and
- are ultimately responsible for all the Funds.


PGIMC began operations on December 17, 1991. As of December 31, 2004, PGIMC had $123.1 million assets under management. They are located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.


GEORGE A. HENNING. Mr. Henning is portfolio manager of the Small Cap Fund.

Mr. Henning is Chairman of the Company and Chairman, principal stockholder and President of PGIMC. He also serves as the Chairman of Pacific Global Fund Distributors, Inc. ("PGFD"), and Pacific Global Investor Services, Inc. ("PGIS"), our transfer, dividend disbursing, and administrative services agent. He has been associated with these firms since 1991.

THOMAS H. HANSON. Mr. Hanson is portfolio manager of the Government Securities Fund and the Growth Fund. He is also co-portfolio manager of the Income and Equity Fund.


Mr. Hanson is Vice President, and Secretary of the Company and serves as Executive Vice President and Director of PGIMC, President and Director of PGFD, and Director of PGIS. He has been associated with these firms since 1991. He is also owner, Director, Chairman, and President of TriVest Global Management, Inc., and Chairman, President, and Chief Executive Officer of TriVest Capital Management, Inc. He has been associated with these firms since 1993.


SHELLY J. MEYERS. Ms. Meyers is portfolio manager of the Multi-Cap Value Fund.


Ms. Meyers is an Executive Vice President of PGIMC. She has been associated with this firm since 2003. From 1996 to 2003, Ms. Meyers was Chairwoman and CEO of Meyers Capital Management, LLC, an investment advisory firm. Prior to July 1, 2003, Meyers Capital Management, LLC was the sub-adviser to the Multi-Cap Value Fund.


CO-MANAGER AND SUB-ADVISER

The sub-adviser manages the assets of its particular Fund under the supervision of PGIMC and the Board of Directors. It determines which securities to buy and sell for its Fund. It also continuously reviews the financial data relevant to that Fund. The sub-adviser is responsible for administering certain activities of the Fund resulting from its investment activities.

BACHE CAPITAL MANAGEMENT, INC.

("BCM") is the sub-adviser to the Balanced Fund and co-manager of the Income and Equity Fund. Stephen K. Bache is the portfolio manager of the Balanced Fund and co-portfolio manager of the Income and Equity Fund.


BCM is wholly-owned by Stephen K. Bache, CFA, founder and Chief Investment Officer. He founded the firm in 2000. Prior to founding BCM, Stephen K. Bache, CFA, was Chief Investment Officer of Hamilton & Bache, Inc., the former sub-adviser to the Balanced Fund and co-manager of the Income and Equity Fund. As of December 31, 2004, BCM had $78.1 million in assets under management. BCM is located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.


DISTRIBUTOR


PACIFIC GLOBAL FUND DISTRIBUTORS, INC. ("PGFD") is a wholly owned subsidiary of PGIMC and is the exclusive distributor of our shares. They are located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.


TRANSFER, DIVIDEND DISBURSING, AND ADMINISTRATIVE SERVICES AGENT


PACIFIC GLOBAL INVESTOR SERVICES, INC. ("PGIS"), is a wholly owned subsidiary of PGIMC, and is the transfer, dividend disbursing, and administrative services agent for the Funds. They are located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.

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MANAGEMENT AND ADVISORY FEES

The Fund pays PGIMC and Bache Capital Management (as co-manager of the Income and Equity Fund only) directly for their services to the Funds. The management fee paid by each Fund is as follows:

- 0.65% from the Government Securities Fund;
- 0.75% from the Income and Equity Fund;
- 0.75% from the Balanced Fund;
- 0.75% from the Growth Fund;
- 1.00% from the Multi-Cap Value Fund;
- 0.75% from the Small Cap Fund.

PGIMC and, with respect to the Income and Equity Fund only, BCM will voluntarily waive their respective management fees to the extent that the actual operating expenses of the Government Securities Fund, Income and Equity Fund, Growth Fund and Multi-Cap Value Fund exceed the thresholds set forth in Footnote 5 on page 18 of this prospectus. For the Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, PGIS will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds.

If the operating expenses of a Class exceed the relevant threshold after waiver of the entire management fee and, with respect to the Growth Fund only, the entire transfer agency fee, PGIMC, PGIS, and BCM will not have any obligation to reimburse the Funds for the excess operating expenses. As a result, the operating expenses for the Funds may exceed the above thresholds. We may terminate or change the fee waiver arrangements on any Fund with 90 days' notice. The amounts waived by PGIMC, PGIS, and BCM are permanently waived, and PGIMC, PGIS, and BCM will have no right to recover those amounts from the Funds. No expense limitation arrangements apply to the Balanced Fund, Multi-Cap Value Fund, or the Small Cap Fund.

Fees waived or expenses reimbursed with respect to a Class under prior expense limitation arrangements (including past fee waivers and expense reimbursements with respect to the Balanced Fund and Small Cap Fund) are permanently waived and may not be recovered by PGIMC, PGIS or BCM.

DISCLOSURE REGARDING THE BOARD'S APPROVAL OF THE FUNDS' ADVISORY CONTRACTS

The Board of Directors, including a majority of the Independent Directors, most recently approved the Investment Management, Co-Management and Sub-Advisory Agreements for the Funds at its meeting held on August 6, 2004. At that meeting, the Board approved: (i) the continuation of the Investment Management Agreements by and between the Company, on behalf of each of its Funds, and PGIMC; (ii) the Sub-Advisory Agreement by and among the Corporation, on behalf of the Balanced Fund, PGIMC, and BCM; and (iii) the Co-Management Agreement between the Company, on behalf of the Income and Equity Fund, PGIMC, and BCM. At the same meeting, the Board also approved amendments to each of the Agreements reflecting PGIMC's and BCM's agreement to cooperate with the compliance program adopted by the Board of Directors pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, which consists of policies and procedures reasonably designed to prevent violations of the federal securities laws, including, INTER ALIA, procedures reasonably designed to oversee compliance by PGIMC and BCM as advisers to the Funds.

In approving the Agreements, the Board of Directors considered materials specifically relating to the relevant Agreement, including: (1) the profitability of PGIMC, including an analysis of PGIMC's cost of providing services and comparative expense information; (2) investment performance of the relevant Fund, including information comparing the performance of each Fund with a peer group of funds and an appropriate index or combination of indices, (3) sales and redemption data for the Fund, (4) the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors; (5) the economic outlook and the general investment outlook in the markets in which the Fund invests; and (6) "fall-out" benefits realized by PGIMC (i.e., ancillary benefits derived by the Investment Manager or its affiliates from PGIMC's relationship with the Fund). The Board of Directors also periodically considers other material facts such as the allocation of each Fund's brokerage commissions, each Fund's record of compliance with its investment policies and restrictions on personal securities transactions, and the nature, cost, and character of non-investment management services provided by PGIMC and its affiliates. In approving the Agreements, the Board relied on all information presented to it over the course of the year.

Prior to approval of the Investment Management, Co-Management and Sub-Advisory Agreements, independent counsel to the Independent Directors reviewed the 15(c) memoranda and comments were provided to the Funds' counsel and the Board's Independent Directors who reviewed them prior to consideration of the continuation of these Agreements.

Based on its evaluation of all material factors, the Board, including a majority of the Independent Directors, concluded that the Agreements are fair and in the best interests of shareholders. During its deliberations, the Board did not identify any single factor as all-important or controlling. The following summaries do not detail every matter considered. Matters considered by the Board of Directors included the following:

NATURE, QUALITY AND EXTENT OF SERVICES. The Board examined the nature, quality and extent of the services provided by the PGIMC and BCM to the Funds. The Board reviewed the PGIMC's key personnel in providing investment management services to the Fund as well as the time that investment personnel devote to the Funds. The Board also considered PGIMC's responsibilities under the Agreement in serving as the Fund's investment manager, including responsibilities for investment research and stock selection, serving as the Funds' administrator, monitoring adherence to the Fund's investment restrictions and monitoring compliance with various policies and procedures of the Funds. The Board concluded that the Funds are likely to benefit from the nature, extent and quality of the services provided by the PGIMC and BCM under the Agreements as a result of the PGIMC's and BCM's experience, reputation, personnel, operations and resources.

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INVESTMENT PERFORMANCE OF PGIMC AND THE FUND. The Board considered the performance of the Funds, PGIMC and BCM, including comparative performance provided by an independent data service. The Board reviewed the Funds' performance records achieved by the PGIMC relative to the Funds' peers and concluded that, while past performance is no guarantee of future performance, it was in the best interest of the Funds and its shareholders to renew the Agreements.

While there is no peer group which has the same investment strategies and objectives as those of the Income and Equity Fund, the Board considered the Fund's year-to-date total return of 0.33% through June 30, 2004, as compared to a -0.04% return of the Lehman Intermediate Corporate Bond Index for the same period.

With respect to the Government Securities Fund, the Board considered its year-to-date total return of -1.16% through June 30, 2004 as compared to the Lehman Intermediate T-Bond Index, which was down -0.15% during the same period.

For the Balanced Fund, the Board considered information indicating that the Fund had a year-to-date total return of -0.69% through June 30, 2004 as compared to a benchmark used in measuring the Fund, which is a blend of the S&P 500 and the Lehman Intermediate Corporate Bond Indices, which had returns of 3.44% and -0.04%, respectively, though June 30, 2004. The three and five-year performance of the Balanced Fund ranks it in the 30th and 13th percentile among all balanced funds.


The Board considered information that the Growth Fund had a year-to-date total return of 5.46% through June 30, 2004, compared to the S&P 500 and Russell 1000 Indices, which increased 3.44% and 3.33%, respectively, for the same period. The Board also compared the Growth Fund's one-year total return as of December 31, 2003 of 30.29% compared to 28.69% for the S&P 500 Index. The Board also considered that the year-to-date and one-year performance of the Growth Fund ranks it in the top 7% and 4%, respectively, among Multi-Cap Growth Funds. The Board considered that the three-and five-year performance of the Growth Fund ranks it in the 39th and 60th percentile, respectively.


With respect to the Small Cap Fund, the Board considered information ranking it tenth out of 517 small cap core funds. The Board considered that the Small Cap Fund was ranked in the 20th and 29th percentile for three-and five-year periods, respectively. The Board considered that the Fund ranks number one in performance among all small cap core funds for its year-to-date and one-year performances, and that the Fund ranks third among all mutual funds for its one-year performance as of June 30, 2004. The Board also considered that the Fund's year-to-date total return as of June 30, 2004 was 18.75% as compared to 6.76% for the Russell 2000 Index for the same period.

With respect to the Multi-Cap Value Fund, the Board considered its year-to-date total return of -0.44% compared to the S&P 500 Index increase of 3.44%. The Board also considered that the Fund was ranked in the top 2% in performance among multi-cap core funds. There was no three and five-year performance information available for this Fund.

COSTS OF SERVICES AND PROFITS REALIZED BY PGIMC. The Board examined PGIMC's costs in serving as the Funds' investment manager, including the costs associated with the personnel and systems necessary to manage the Funds. The Board also considered the profitability of PGIMC and its affiliates from their relationship with the Fund. The Board examined the fee and expense information for the Funds as compared to that of comparable funds managed by other advisers. The Board noted that the investment management fees charged the Funds are higher than those charged by some mutual funds and lower than those charged others. The Board also was provided with comparative fee information indicating that the Funds' fees were comparable to those charged by funds that would be considered competitors of the Funds. The Board considered that PGIMC was waiving fees and reimbursing expenses for the Government Securities Fund, Income and Equity Fund, Growth Fund and Multi-Cap Value Fund in order to keep their expenses down, and that PGIMC expected to continue to waive fees for those Funds in 2004. The Board also considered that although PGIMC anticipated being able to charge some portion of management fees by the 2004 year end for the Income and Equity Fund and was already charging a portion of its management fees for the Multi-Cap Value Fund, PGIMC would not exceed the agreed expense limit for either fund. Another factor was that in the past PGIMC had waived fees and reimbursed expenses for all of the Funds. The Board also considered information that subsidiaries of PGIMC provide distribution, administrative, transfer agency services for the Funds, and that providing these services internally had reduced costs for the Funds and enabled PGIMC to assure that accounting and shareholder services are of high quality and at a competitive cost. The Board also considered the growth of assets in the Funds in the first six months of 2004, and the expected impact of that growth on the Funds' expense ratios. The Board also evaluated the expense ratios for comparable funds and determined that the Funds' expense ratios were competitive with those funds. The Board concluded that the Funds' management fee and expense ratios are reasonable in light of the service provided and the Funds' performance achieved by PGIMC.

ECONOMIES OF SCALE. The Board considered the extent to which the Funds' management fees reflect economies of scale for the benefit of the Funds' shareholders. The Board reviewed the Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds' assets increase. The Board considered the fact that current assets were well below the threshold for the initial breakpoint. Based on its review and negotiations, the Board concluded that the Funds' management fee structure allows shareholders to benefit from economies of scale as Fund assets increase. The Board also considered that PGIMC had been waiving fees and reimbursing expenses for the Government Securities Fund, Income and Equity Fund, Growth Fund and the Multi-Cap Value Fund.

OTHER BENEFITS TO PGIMC. In evaluating the benefits that accrue to PGIMC through its relationship with the Funds, the Board recognized that, in addition to providing advisory services, PGIMC and certain of its affiliates serve the Fund in various capacities, including as transfer agent, administrative services agent and distributor, and receive compensation from the Funds in connection with providing services to the Funds. The Board considered that each service provided to the Funds by PGIMC or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

The Board also considered PGIMC's and BCM's use of the Funds' portfolio brokerage transactions to obtain research benefiting the Funds or other clients of PGIMC and BCM. In return for such research services, a Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that PGIMC and BCM determine in good faith that such commission is reasonable in relation to the services provided, viewed in light of that particular transaction or of the overall responsibility of PGIMC and BCM to the Fund and their clients. Research services furnished by brokers or dealers through which or with which the Funds effect securities transactions may be used by PGIMC and BCM in advising other funds or accounts they advise and, conversely, research services furnished to PGIMC and BCM in connection with other funds or accounts they advise may be used by PGIMC and BCM in advising the Funds. Information and research received from brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by PGIMC and BCM under the Agreements. The Board concluded that PGIMC's and BCM's use of "soft" commission dollars was consistent with regulatory requirements.

After full consideration of these and other factors, the Board, including a majority of the Independent Directors, concluded that approval of the Agreements was in the best interest of the Funds and their shareholders.

UNDERSTANDING EARNINGS AND TAXES

It is important for you to know what kind of income you will receive and its tax consequences. This discussion, however, does not explain all federal, state, and local tax consequences of owning Fund shares. You should not consider this discussion to be a substitute for careful tax planning. Consult your tax adviser about the tax consequences to you of buying shares and receiving distributions for any of the Funds.

HOW WE PAY DIVIDENDS AND DISTRIBUTIONS. Usually, dividends and distributions paid to you are reinvested in additional shares of the Fund. The Fund is required to distribute substantially all its net investment income and net capital gains to comply with tax requirements. You must notify us in writing if you want to receive dividends and distributions in cash or reinvest them in the money market funds we have available through the Reserve Fund Portfolios. (See "Exchanging shares," pages 45-46.)

NO SALES CHARGE. There is no sales charge for reinvesting dividends.

WHEN ARE DIVIDENDS AND DISTRIBUTIONS DECLARED AND DISTRIBUTED? The Government Securities Fund and the Income and Equity Fund declare and distribute dividends quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends annually. Each Fund distributes capital gains annually.

GENERAL TAX CONSEQUENCES. All dividends and distributions are subject to federal taxes and may be subject to state and local taxes, regardless of whether you decide to receive them in cash or reinvest them in additional shares.

TAX CONSIDERATIONS FOR EXCHANGES. An exchange is treated as a sale for tax purposes and may result in a capital gain or loss. If you exchange shares that you have held less than 91 days, the sales charge you paid on those shares is not included in computing your tax basis for those shares. It is, however, carried over and included in the tax basis of the new shares you acquired.


BACKUP WITHHOLDING. Each Fund is required to withhold 28% of all dividends and distributions unless you certify on your application, or on a separate W-9 Form, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to or you are exempt from backup withholding.

HOW TO BUY, SELL, AND EXCHANGE SHARES

Here is important information you should know about buying, selling and exchanging shares.

BUYING SHARES

WHAT IS THE MINIMUM YOU CAN INVEST?

Each class has its own minimum requirements:

- Class A shares: no minimum investment;
- Class C shares: minimum initial investment is $10,000; additional investments must be at least $500. We reserve the right to waive the minimum requirement at our discretion.

YOUR FIRST PURCHASE. You may order shares either:

- through a selected dealer; or
- by completing an application and mailing it, along with your check payable to "Pacific Advisors Fund Inc.," to:

  Pacific Global Investors Services, Inc.
  P.O. Box 2048
  Glendale, California 91209-2048

PLEASE PAY BY CHECK. We only accept payments in U.S. dollars from checks drawn on a U.S. bank. We cannot accept cash. If your purchase is canceled because you did not pay or your check did not clear, you will be charged $25.00 and will be responsible for any losses a Fund incurs.

WE HAVE THE RIGHT TO REJECT ORDERS. We may reject any order for any reason and cancel any purchase if we do not receive your money. Purchase orders are effective on the business day PGIS receives your check. We are not responsible for share purchases until PGIS confirms they have received your money.

ADDITIONAL PURCHASES. You may buy additional shares through your broker or by sending money directly to PGIS at the address listed above.

BUYING BY MAIL. There are two ways to buy shares by mail. Send your check to
PGIS:

- with the Investment Form portion of your confirmation; or
- write your name, address, Fund name, and your account number on your check.

If you are buying shares of more than one Fund, please specify in writing how much you wish to invest in each Fund you are buying and to which accounts you want your payment applied.

BUYING BY WIRE. You may make additional purchases by wire by instructing your bank to wire federal funds to:

     UMB Bank, N.A.
     ABA #: 101000695
     Further Credit to:
     Pacific Advisors Funds
     A/C #9870609932

Your bank may charge a fee for this service. Be sure to specify on the wire the Fund and Class of shares you are buying, your account number, and the name listed on the account.

SELLING SHARES

SELLING BY MAIL.

To sell some or all of your shares you must send us a signed written request that specifies the account number and either the dollar amount or the number of shares to be sold.

SEND US A PROPERLY COMPLETED REQUEST. Requests to sell shares are complete when all required information, and signature guarantees have been provided. We may ask you for additional documentation if we feel it is necessary.

SELLING BY TELEPHONE.

Call PGIS at (800) 282-6693. The proceeds are mailed to your address of record or wired to your predesignated bank account. Telephone sales may not be possible if all lines are busy. In that circumstance, you will have to submit a written redemption request.

VERIFYING AUTHENTICITY. PGIS will make every effort to confirm that telephone instructions are authentic. They are not responsible for any loss, damage, or other expenses that occur when telephone instructions are reasonably believed to be authentic. If PGIS does not use reasonable verification procedures, they may be liable for any losses.

RESTRICTIONS. Telephone privileges are not available for UMB Bank, N.A.-sponsored retirement plans. Telephone sale privileges are available to you or your broker, unless you cancel this privilege with PGIS. If an account has multiple owners, PGIS may rely on the instructions of any one owner. Shares held in corporate-type retirement plans for which UMB Bank, N.A. serves as trustee, must be sold by written request, mailed to PGIS or an authorized dealer.

You may redeem up to $25,000 each month by telephone. If you wish to redeem more than that in a single month, you must submit a written request to us. If you redeem by telephone, the check must be payable to the shareholder(s) of record and sent to the address of record for that account. For your protection, you may not use this privilege if your address of record has been changed within 30 days of a previous telephone redemption request.

SELLING BY WIRE.

Unless otherwise specified, PGIS will assume that sales proceeds are to be transferred via check. Wire transfer instructions must be on file with PGIS, before they can transfer your money. The only way you can change the bank account specified on your original application is by written request. Be sure to include appropriate signature guarantees, a copy of any applicable corporate resolution, and any other relevant documentation.

CONTINGENCIES. If you buy shares by check and decide to sell them before your check has cleared, we will not send you the proceeds of that sale until your check has cleared. Your proceeds will, however, be sent to you no later than 15 calendar days after the date we receive your check.

SIGNATURES AND SIGNATURE GUARANTEE REQUIREMENT. The signature on a sale or exchange request must be exactly as it appears on your application. We require a signature guarantee when:

- proceeds are more than $50,000;
- proceeds are to be sent to someone other than the registered shareholder or to an address other than the address of record; or
- the transaction is an exchange of shares.

The guarantor must be authorized by state law to guarantee signatures. A notary public is not acceptable. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include brokerage firms and banking institutions.

REINVESTMENT PRIVILEGE. If you sell shares and reinvest the money in one or more of our Funds within 60 days, there will be no sales charge if:

- the amount reinvested is less than your sale proceeds;
- you have not already used this privilege in the current calendar year; and
- you notify PGIS you want to reinvest without a sales charge.

CDSC AND REDEMPTION FEES. We will deduct any applicable CDSC or redemption fee before we send you the sale proceeds. Those fees, and any waivers or exceptions, are described on pages 22-23 of this prospectus.

SUSPENDING SALES. The right to sell your shares may be suspended when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

EXCHANGING SHARES

YOU MAY EXCHANGE BETWEEN ANY OF OUR FUNDS. You may exchange shares between any of our six Funds. Class A shares of a Fund may only be exchanged for Class A shares of another Fund. Class C shares of a Fund may only be exchanged for Class C shares of another Fund.

The redemption fee applies to exchanges from the Government Securities Fund or Income and Equity Fund made within sixty days of purchase, or six months of purchase for the other four Funds, unless the exchange qualifies for one of the exceptions described on page 23 of this prospectus. (See "Policies on Market Timing and Excessive Trading" on page 48.)

YOU MAY EXCHANGE SHARES INTO TWO SPECIFIC MONEY MARKET FUNDS. We have arranged for you to be able to exchange any shares of our Funds for shares of two money market funds offered by the Reserve Fund Portfolios. One fund is a taxable money market fund, and the other is a tax-free money market fund. Please read the prospectuses for these two funds before exchanging into them. You must exchange a minimum of $1,000 and complete a separate account application.

CONDITIONS OF EXCHANGES. You may only exchange shares if:

- shares of the Fund selected for exchange are available for sale in your state of residence; and

- the shares to be exchanged have been in your account for at least 15 days (if newly-purchased), or for at least one day (for all other shares), prior to the exchange.

CONSIDERATIONS WHEN EXCHANGING OUT OF THE MONEY MARKET FUNDS INTO CLASS A SHARES. If you exchange Reserve Fund Portfolio money market shares for Class A shares, you may be subject to sales charges. You are not charged a sales charge if you:

- acquired Reserve Fund Portfolio shares through an exchange from Class A shares;
- bought Reserve Fund Portfolio shares and paid a sales charge for them; or
- reinvest Reserve Fund Portfolio shares' dividends or capital gain distributions.

SEND A PROPER REQUEST. An exchange is processed only after your properly completed order is received by PGIS.

EXCHANGING BY MAIL. You must send a written request to PGIS properly signed by all registered owners indicating the Fund name, account number, and shares or dollar amount to be exchanged, and specify into which Fund the shares are to be exchanged.


EXCHANGING BY TELEPHONE. Telephone exchange privileges are available to you or your broker, unless you cancel these privileges with PGIS. If you have telephone exchange privileges, you or your broker may call PGIS at (800) 282-6693. You must provide personal identification, the Fund name, account number and shares or dollar amount to be exchanged, and specify into which Fund the shares are to be exchanged. (See "Verifying Authenticity" on page 44.) If telephone exchange lines are not available, you will have to submit a written exchange request.


THE FIRST FIVE EXCHANGES ARE FREE. You are allowed five (5) free exchanges per calendar year. After that, there is a $10.00 service fee for each exchange.

WE MAY DELAY YOUR REQUEST. If we believe a Fund would be disadvantaged by an immediate exchange, we may delay the exchange for up to five business days.

RESTRICTIONS ON BULK EXCHANGE REQUESTS. We reserve the right to reject telephone or written exchange requests submitted in bulk on behalf of 10 or more accounts.

REQUESTS WHICH MIGHT CAUSE THE FUND TO LOSE MONEY. We reserve the right to refuse any exchange request that would disadvantage a Fund, such as a request that would result in significant losses to a Fund. In this circumstance, however, we will still honor your right to redeem your shares.

WE MAY DISCONTINUE EXCHANGES. We have the right to modify, suspend or discontinue the exchange privilege at any time with 60 days' notice to you.

AUTOMATIC PLANS

We offer plans to help you automatically buy, sell, and exchange shares each month.

AUTOMATIC INVESTMENT PLAN. You may make regular monthly investments into your account by completing the Automatic Investment Plan section on your application. The money will automatically be withdrawn from your bank account on or after the 5th or 20th of the month, whichever you specify on your application. Your minimum monthly investment must be:

- Class A shares: $25
- Class C shares: $100

AUTOMATIC WITHDRAWAL PLAN. You may make regular monthly withdrawals from your account by completing the Automatic Withdrawal Plan section on your application. Your proceeds will automatically be transferred to your pre-designated bank account on or after the 15th or the 30th of each month, whichever you specify on your application. We will sell shares from your specified account if:

- the total value of your account is at least $10,000;
- payments are at least $25 and in equal dollar amounts; and
- all dividends and distributions on shares covered by this plan are reinvested in additional Fund shares.

We do not recommend buying Class A shares while you are using the Automatic Withdrawal Plan. You could save sales charges on your purchases by eliminating or reducing the Automatic Withdrawal Plan amount.

AUTOMATIC EXCHANGE PLAN. You may make regular monthly transfers of money or shares between Funds, including the Reserve Funds, by completing the Automatic Withdrawal Plan section on your application. Your proceeds will automatically be exchanged on or after the 15th or the 30th of each month, whichever you specify on your application. To use this plan:

- the total value of your account must be at least $50,000;
- payments must be at least $100 and in equal dollar amounts; and
- all dividends and distributions on shares covered by this plan must be reinvested in additional Fund shares.

YOU MAY PAY INSURANCE PREMIUMS AUTOMATICALLY. Through our Insurance Premium Withdrawal Plan ("IP Withdrawal Plan"), you can automatically pay the premiums for eligible insurance policies. We send the proceeds from your scheduled sales to your insurance company according to the instructions on your IP Withdrawal Plan Authorization Form. You must have a minimum account value of $5,000 to open an IP Withdrawal Plan. Check with your insurance company for other conditions and restrictions. Applicable forms and further information regarding the IP Withdrawal Plan are available from your broker or PGIS.

POLICY ON MARKET TIMING AND EXCESSIVE TRADING

It is our policy to treat all shareholders fairly and equally, and to seek to prevent shareholder trading activities that could jeopardize the performance of the Funds. Excessive shareholder trading activity could make it more difficult to manage the Funds effectively and could raise administrative and operating expenses.

However, we also understand that shareholders may need to engage in short-term transactions in the Funds for reasons that may be entirely unrelated to market timing strategies or improper motives. We understand that not all short-term transactions pose a risk of significant disadvantage to the Funds or Fund shareholders. In addition, it may be difficult to detect market timing or other excessive trading activity until a pattern of transactions is established, particularly since market timers and other short-term investors may seek to avoid detection of their intent and investment activities.

Accordingly, it is our policy to closely monitor operations and enforce uniform policies and procedures designed to discourage active short-term trading that may result in significant disadvantage to the Funds or Fund shareholders. Consistent with that policy, we have adopted the redemption fees described elsewhere in this prospectus. It is also our policy not to enter into agreements with any person to permit market timing or other potentially disadvantageous short-term trading activity on more favorable terms than those available to all shareholders.

Furthermore, we monitor short-term trading. When we detect more than one purchase and sale, or sale and purchase, of more than $50,000 of a Fund in a shareholder account within a calendar month, we will take appropriate steps to prevent significant harm to the Funds or Fund shareholders. This may include limiting or terminating investment or exchange privileges, or temporarily or permanently terminating telephone or electronic exchange privileges. When we detect repeated violations, we may take additional steps such as terminating investment or exchange privileges. In this circumstance, however, we will still honor your right to redeem shares.

We reserve the right to waive the foregoing limitations, where permitted by law and not adverse to the interests of the relevant Fund and its shareholders, under the following circumstances:

- when a new broker of record is designated;
- when necessary in our view to avoid hardship to a shareholder, or
- when a Fund is dissolved or merged.

Because we retain discretion in deciding what actions we may take when we detect violations, and because we retain the right to waive the foregoing limitations, there is a risk that we inadvertently may not treat equally all shareholders who engage in short-term trading. Excessive short-term trading may interfere with the management of the Funds, and raise administrative and operating expenses, which could disadvantage the Fund and Fund shareholders.

There is a risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent short-term trading. Excessive short-term trading may interfere with the management of the Funds, and raise administrative and operating expenses, which could disadvantage the Fund and Fund shareholders. We reserve the right to change these policies and procedures at any time. Any change will be applied uniformly. We will notify you in writing of any change to these policies and procedures.

ACCOUNT POLICIES

This section explains how we price your share transactions.

NET ASSET VALUE. Net asset value ("NAV") is calculated separately for each Fund by subtracting the liabilities of each Fund from its assets, and then dividing by the number of outstanding shares of that Fund.

WHEN IS NAV CALCULATED? NAV is calculated at 4:00 p.m., Eastern time, on days when the NYSE is open for trading, which is usually Mondays through Fridays, except on certain national and other holidays.

HOW SHARES ARE VALUED. Securities are generally valued at market prices. Under guidelines approved by the Board of Directors, a bank, broker-dealer or pricing service may perform valuation services for us.

When pricing service information or reliable market quotations are not readily available, securities are priced at their fair market value, calculated according to procedures adopted by the Board of Directors. A Fund may also use fair-value pricing when the price obtained is deemed erroneous or unreliable, or when the value of a portfolio security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. We expect this to happen rarely because the Funds currently do not invest in foreign securities except through ADRs, which are listed on U.S. securities exchanges. When fair-value pricing is employed, the securities prices used to calculate NAV may differ from quoted or published prices for the same securities.

PRICE OF CLASS A SHARES. Class A shares are bought at NAV plus any applicable sales charge.

PRICE OF CLASS C SHARES. Class C shares are bought at NAV. There is no sales charge when you buy these shares. However, as described on page 22 of this prospectus, you may be charged a contingent deferred sales charge if you sell Class C shares within one year of purchase.

PRICE OF REINVESTED SHARES. Reinvested dividends and capital gains will also receive the next calculated NAV. There is no sales charge on reinvested dividends.

REDEMPTION PRICE OF SHARES. Class A and Class C shares are sold at NAV. If a CDSC applies, we will subtract it from your sales proceeds.

WHEN YOUR SHARES ARE BOUGHT, SOLD OR EXCHANGED. Shares are bought, sold or exchanged after the next NAV is calculated, after your properly completed order has been received by PGIS. In order to receive that day's NAV, your order must be transmitted to and received by PGIS, in most instances, before the close of business on the NYSE (usually 4:00 p.m. Eastern time).

Orders placed with certain authorized dealers or their designees will be considered received by PGIS when the order is accepted by that dealer or its designee. Other authorized dealers may require you to place your order before 4:00 p.m. Eastern time so that it can be sent to PGIS by then.

We do not allow any other exceptions to the requirement that orders be received by PGIS before the close of business on the NYSE (usually 4:00pm Eastern time) to receive that day's price.

SOME BROKERS CHARGE FEES. Authorized dealers may charge a fee for their services.

ACCOUNT STATEMENTS. An account statement detailing the value of the assets in your account will be sent to you each quarter. Transactions in your account will be shown on regular confirmation statements sent to you when you buy or sell shares. You will also receive Annual and Semi-Annual reports.

ACCOUNTS WITH LOW BALANCES. We charge an annual $12 fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. We will not charge this fee to IRAs, qualified plan accounts or Coverdell Education Savings Accounts.

PERFORMANCE QUOTATIONS

From time to time we may publish a Fund's average total return in advertising, marketing material, or other communications. You should be aware that the performance of a Fund changes over time. Any presentation of a Fund's average annual total return is not an indication of how it may perform in the future.

FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the Fund's financial performance for the past 5 years. The results for Class C shares reflect operations since we started offering Class C shares. The results for the Multi-Cap Value Fund reflect operations since its inception on April 1, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements are included in the Annual Report, which is available upon request. This is the financial history for Class A and Class C shares of each Fund.

GOVERNMENT SECURITIES FUND
(For a share outstanding throughout the period)

                                                                                            CLASS A
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004         2003          2002           2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    9.68     $   10.20     $   10.15     $   10.88     $    9.74
                                                               ---------     ---------     ---------     ---------     ---------
Income from investing operations
  Net investment income                                             0.23          0.35          0.31          0.31          0.35
  Net realized and unrealized gains (losses) on securities         (0.20)        (0.57)        (0.04)        (0.37)         1.41
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.03         (0.22)         0.27         (0.06)         1.76
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions
  From net investment income                                       (0.20)        (0.30)        (0.21)        (0.29)        (0.34)
  From net capital gains                                               -             -         (0.01)        (0.38)        (0.28)
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.20)        (0.30)        (0.22)        (0.67)        (0.62)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $    9.51     $    9.68     $   10.20     $   10.15     $   10.88
                                                               =========     =========     =========     =========     =========
Total Investment Return(a)                                          0.26%        (2.20)%        2.78%        (0.49)%       18.42%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   2,488     $   3,025     $   4,125     $   6,487     $   6,071
  Ratio of net investment income to average net assets
    With expense reductions                                         1.89%         2.88%         2.57%         3.01%         3.46%
    Without expense reductions                                      1.23%         2.33%         1.42%         2.22%         2.08%
  Ratio of expenses to average net assets
    With expense reductions                                         1.81%         1.65%         1.65%         1.65%         1.65%
    Without expense reductions                                      2.46%         2.20%         2.80%         2.43%         3.03%
  Fund portfolio turnover rate                                    402.70%       206.55%       212.10%        75.81%        22.21%

                                                                                            CLASS C
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004         2003          2002           2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    9.43     $    9.95     $    9.96     $   10.74     $    9.63
                                                               ---------     ---------     ---------     ---------     ---------
Income from investing operations
  Net investment income                                             0.09          0.21          0.23          0.25          0.29
  Net realized and unrealized gains (losses) on securities         (0.14)        (0.50)        (0.04)        (0.38)         1.38
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                 (0.05)        (0.29)         0.19         (0.13)         1.67
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions
  From net investment income                                       (0.11)        (0.23)        (0.19)        (0.27)        (0.28)
  From net capital gains                                               -             -         (0.01)        (0.38)        (0.28)
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.11)        (0.23)        (0.20)        (0.65)        (0.56)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $    9.27     $    9.43     $    9.95     $    9.96     $   10.74
                                                               =========     =========     =========     =========     =========
Total Investment Return(a)                                         (0.50)%       (2.98)%        1.98%        (1.21)%       17.57%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   7,424     $  11,423     $  10,858     $   4,172     $   2,682
  Ratio of net investment income to average net assets
    With expense reductions                                         1.10%         2.23%         1.90%         2.25%         2.79%
    Without expense reductions                                      0.45%         1.67%         0.81%         1.28%         1.23%
  Ratio of expenses to average net assets
    With expense reductions                                         2.57%         2.39%         2.40%         2.40%         2.36%
    Without expense reductions                                      3.22%         2.95%         3.49%         3.37%         3.92%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

INCOME AND EQUITY FUND
(For a share outstanding throughout the period)

                                                                                            CLASS A
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004         2003          2002           2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $   10.33     $    9.91     $   10.31     $   10.43     $   10.39
                                                               ---------     ---------     ---------     ---------     ---------
Income from investing operations
  Net investment Income                                             0.07          0.33          0.39          0.42          0.52
  Net realized and unrealized gains (losses) on securities          0.29          0.31         (0.49)        (0.14)         0.07
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.36          0.64         (0.10)         0.28          0.59
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions
  From net investment income                                       (0.21)        (0.20)        (0.30)        (0.40)        (0.55)
  From net capital gains                                           (0.02)            -             -             -             -
  From return of capital                                               -         (0.02)            -             -             -
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.23)        (0.22)        (0.30)        (0.40)        (0.55)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $   10.46     $   10.33     $    9.91     $   10.31     $   10.43
                                                               =========     =========     =========     =========     =========
Total Investment Return(a)                                          3.51%         6.63%        (0.92)%        2.63%         6.03%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   3,611     $   1,835     $   2,117     $   2,708     $   2,217
  Ratio of net investment income to average net assets
    With expense reductions                                         2.18%         2.92%         3.43%         4.28%         4.67%
    Without expense reductions                                      1.49%         1.84%         1.75%         2.66%         2.76%
  Ratio of expenses to average net assets
    With expense reductions                                         1.94%         1.85%         1.85%         1.85%         1.83%
    Without expense reductions                                      2.63%         2.94%         3.53%         3.47%         3.75%
  Fund portfolio turnover rate                                     40.48%        71.02%        91.50%        43.38%        21.83%

                                                                                            CLASS A
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004         2003          2002           2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    9.90     $    9.60     $   10.03     $   10.26     $   10.15
                                                               ---------     ---------     ---------     ---------     ---------
Income from investing operations
  Net investment Income                                             0.16          0.24          0.34          0.42          0.35
  Net realized and unrealized gains (losses) on securities          0.11          0.32         (0.51)        (0.22)         0.10
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.27          0.56         (0.17)         0.20          0.45
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions
  From net investment income                                       (0.13)        (0.22)        (0.26)        (0.43)        (0.34)
  From net capital gains                                           (0.02)            -             -             -             -
  From return of capital                                               -         (0.02)            -             -             -
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.15)        (0.24)        (0.26)        (0.43)        (0.34)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $   10.02     $    9.90     $    9.60     $   10.03     $   10.26
                                                               =========     =========     =========     =========     =========
Total Investment Return(a)                                          2.74%         5.88%        (1.60)%        1.81%         4.32%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   7,738     $   5,416     $   3,284     $   1,365     $     815
  Ratio of net investment income to average net assets
    With expense reductions                                         1.38%         2.10%         2.95%         3.58%         3.90%
    Without expense reductions                                      0.70%         1.03%         1.15%         1.65%         1.88%
  Ratio of expenses to average net assets
    With expense reductions                                         2.69%         2.60%         2.60%         2.60%         2.55%
    Without expense reductions                                      3.37%         3.67%         4.39%         4.54%         4.57%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

BALANCED FUND
(For a share outstanding throughout the period)

                                                                                            CLASS A
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004         2003          2002           2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $   15.88     $   13.69     $   14.42     $   15.22     $   14.04
                                                               ---------     ---------     ---------     ---------     ---------
Income from investing operations
  Net investment income                                             0.12          0.21          0.06          0.10          0.21
  Net realized and unrealized gains (losses) on securities          0.75          2.34         (0.79)        (0.81)         1.19
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.87          2.55         (0.73)        (0.71)         1.40
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions
  From net investment income                                       (0.13)        (0.16)            -         (0.09)        (0.15)
  From net capital gains                                           (0.05)        (0.18)            -             -         (0.07)
  From return of capital                                               -         (0.02)            -             -             -
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.18)        (0.36)            -         (0.09)        (0.22)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $   16.57     $   15.88     $   13.69     $   14.42     $   15.22
                                                               =========     =========     =========     =========     =========
Total Investment Return(a)                                          5.50%        18.63%        (5.05)%       (4.69)%        9.99%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   5,863     $   4,739     $   3,977     $   5,013     $   5,942
  Ratio of net investment income to average net assets
    With expense reductions                                         0.98%         1.44%         0.30%         0.55%         1.15%
    Without expense reductions                                      0.98%         1.44%         0.30%         0.55%         0.74%
  Ratio of expenses to average net assets
    With expense reductions                                         2.67%         2.86%         3.47%         3.22%         2.88%
    Without expense reductions                                      2.67%         2.86%         3.47%         3.22%         3.28%
  Fund portfolio turnover rate                                     39.60%        58.73%        57.74%        42.20%        43.30%

                                                                                            CLASS C
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004         2003          2002           2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $   15.49     $   13.40     $   14.18     $   14.99     $   13.91
                                                               ---------     ---------     ---------     ---------     ---------
Income from investing operations
  Net investment income                                             0.04          0.09          0.01          0.01          0.07
  Net realized and unrealized gains (losses) on securities          0.68          2.26         (0.79)        (0.80)         1.17
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.72          2.35         (0.78)        (0.79)         1.24
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions
  From net investment income                                       (0.03)        (0.06)            -         (0.02)        (0.09)
  From net capital gains                                           (0.05)        (0.18)            -             -         (0.07)
  From return of capital                                               -         (0.02)            -             -             -
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                              (0.08)        (0.26)            -         (0.02)        (0.16)
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $   16.13     $   15.49     $   13.40     $   14.18     $   14.99
                                                               =========     =========     =========     =========     =========
Total Investment Return(a)                                          4.62%        17.58%        (5.49)%       (5.25)%        8.92%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $  29,304     $  23,353     $  14,035     $   7,404     $   4,559
  Ratio of net investment income to average net assets
    With expense reductions                                         0.21%         0.67%        (0.16)%       (0.08)%        0.39%
    Without expense reductions                                      0.21%         0.67%        (0.16)%       (0.08)%       (0.01)%
  Ratio of expenses to average net assets
    With expense reductions                                         3.44%         3.66%         4.15%         3.99%         3.63%
    Without expense reductions                                      3.44%         3.66%         4.15%         3.99%         4.03%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

GROWTH FUND
(For a share outstanding throughout the period)

                                                                                            CLASS A
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004         2003          2002           2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    7.14     $    5.48     $    7.04     $    9.83     $   11.67
                                                               ---------     ---------     ---------     ---------     ---------
Income from investing operations
  Net investment income (expense)                                   0.02         (0.07)        (0.12)        (0.11)        (0.01)
  Net realized and unrealized gains (losses) on securities          1.06          1.73         (1.44)        (2.68)        (1.83)
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  1.08          1.66         (1.56)        (2.79)        (1.84)
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions
  From net investment income                                           -             -             -             -             -
  From net capital gains                                               -             -             -             -             -
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                                  -             -             -             -             -
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $    8.22     $    7.14     $    5.48     $    7.04     $    9.83
                                                               =========     =========     =========     =========     =========
Total Investment Return (a)                                        15.13%        30.29%       (22.16)%      (28.38)%      (15.77)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   1,155     $     669     $     464     $     588     $     825
  Ratio of net investment income to average net assets
    With expense reductions                                        (1.51)%       (1.69)%       (1.97)%       (1.26)%       (0.24)%
    Without expense reductions                                     (4.98)%       (7.44)%       (8.25)%       (5.44)%       (3.98)%
  Ratio of expenses to average net assets
    With expense reductions                                         2.83%         2.48%         2.50%         2.44%         2.50%
    Without expense reductions                                      6.30%         8.23%         8.77%         6.62%         6.23%
  Fund portfolio turnover rate                                     12.96%        34.58%        78.06%        57.61%        16.00%

                                                                                            CLASS C
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004         2003          2002           2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $    6.83     $    5.33     $    6.89     $    9.70     $   11.61
                                                               ---------     ---------     ---------     ---------     ---------
Income from investing operations
  Net investment income (expense)                                   0.22         (0.16)        (0.44)        (0.22)        (0.06)
  Net realized and unrealized gains (losses) on securities          0.74          1.66         (1.12)        (2.59)        (1.85)
                                                               ---------     ---------     ---------     ---------     ---------
  Total from investment operations                                  0.96          1.50         (1.56)        (2.81)        (1.91)
                                                               ---------     ---------     ---------     ---------     ---------
Less distributions
  From net investment income                                           -             -             -             -             -
  From net capital gains                                               -             -             -             -             -
                                                               ---------     ---------     ---------     ---------     ---------
  Total distributions                                                  -             -             -             -             -
                                                               ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                                 $    7.79     $    6.83     $    5.33     $    6.89     $    9.70
                                                               =========     =========     =========     =========     =========
Total Investment Return (a)                                        14.06%        28.14%       (22.64)%      (28.97)%      (16.45)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $     445     $     251     $     190     $     439     $     728
  Ratio of net investment income to average net assets
    With expense reductions                                        (2.27)%       (2.47)%       (2.75)%       (2.04)%       (0.97)%
    Without expense reductions                                      5.61%        (8.18)%       (8.67)%       (5.59)%       (4.04)%
  Ratio of expenses to average net assets
    With expense reductions                                         3.54%         3.25%         3.25%         3.23%         3.25%
    Without expense reductions                                      6.88%         8.96%         9.17%         6.77%         6.32%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

MULTI-CAP VALUE FUND
(For a share outstanding throughout the period)

                                                                                                CLASS A
                                                                            FOR THE YEAR ENDED           APRIL 1, 2002(c) TO
                                                                               DECEMBER 31,                 DECEMBER 31,
                                                                            2004           2003                 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $    11.46     $     7.95          $    10.00
                                                                         ----------     ----------          ----------
Income from investing operations
  Net investment expense                                                      (0.03)         (0.09)              (0.07)
  Net realized and unrealized gains (losses) on securities                     0.70           3.60               (1.98)
                                                                         ----------     ----------          ----------
Total from investment operations                                               0.67           3.51               (2.05)
                                                                         ----------     ----------          ----------
Less distributions
  From net investment income                                                      -              -                   -
  From net capital gains                                                      (0.36)             -                   -
                                                                         ----------     ----------          ----------
  Total distributions                                                         (0.36)             -                   -
                                                                         ----------     ----------          ----------
Net asset value, end of period                                           $    11.77     $    11.46          $     7.95
                                                                         ==========     ==========          ==========
Total Investment Return(b)                                                     5.84%         44.15%             (20.50)%(a)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                                        $    2,313     $    1,180          $      503
  Ratio of net investment income to average net assets
    With expense reductions                                                   (1.15)%        (1.67)%            (1.44)%(d)
    Without expense reductions                                                (1.15)%        (3.14)%            (5.65)%(d)
  Ratio of expenses to average net assets
    With expense reductions                                                    2.63%          2.49%               2.49%(d)
    Without expense reductions                                                 3.07%          3.96%               6.69%(d)
  Fund portfolio turnover rate                                                49.30%         20.16%               8.23%(d)

                                                                                                CLASS C
                                                                            FOR THE YEAR ENDED           APRIL 1, 2002(c) TO
                                                                                DECEMBER 31,                 DECEMBER 31,
                                                                            2004           2003                 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                     $    11.33     $     7.91          $    10.00
                                                                         ----------     ----------          ----------
Income from investing operations
  Net investment income (expense)                                             (0.10)          0.32               (0.52)
  Net realized and unrealized gains (losses) on securities                     0.67           3.10               (1.57)
                                                                         ----------     ----------          ----------
  Total from investment operations                                             0.57           3.42               (2.09)
                                                                         ----------     ----------          ----------
Less distributions
  From net investment income                                                      -              -                   -
  From net capital gains                                                      (0.36)             -                   -
                                                                         ----------     ----------          ----------
  Total distributions                                                         (0.36)             -                   -
                                                                         ==========     ==========          ==========
Net asset value, end of period                                           $    11.54     $    11.33          $     7.91
Total Investment Return (b)                                                    5.02%         43.24%             (20.90)%(a)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                                        $    6,122     $    3,537          $    1,247
  Ratio of net investment income to average net assets
    With expense reductions                                                   (1.94)%        (2.41)%             (2.20)%(d)
    Without expense reductions                                                (2.37)%        (3.90)%             (6.08)%(d)
  Ratio of expenses to average net assets
    With expense reductions                                                    3.40%          3.24%               3.23%(d)
    Without expense reductions                                                 3.83%          4.74%               7.11%(d)

(a)  Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation
(c)  Commencement of operations
(d)  Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

SMALL CAP FUND
(For a share outstanding throughout the period)

                                                                                            CLASS A
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004        2003         2002         2001        2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $   18.77   $   10.32    $   15.23    $   13.42    $   11.98
                                                               ---------   ---------    ---------    ---------    ---------
Income from investing operations
  Net investment expense                                            0.73       (0.37)       (0.85)       (0.42)       (0.79)
  Net realized and unrealized gains (losses) on securities          6.14        8.95        (4.05)        3.11         2.32
                                                               ---------   ---------    ---------    ---------    ---------
  Total from investment operations                                  6.87        8.58        (4.90)        2.69         1.53
                                                               ---------   ---------    ---------    ---------    ---------
Less distributions
  From net investment income                                           -           -            -            -            -
  From net capital gains                                           (0.17)      (0.13)       (0.01)       (0.88)       (0.09)
                                                               ---------   ---------    ---------    ---------    ---------
  Total distributions                                              (0.17)      (0.13)       (0.01)       (0.88)       (0.09)
                                                               ---------   ---------    ---------    ---------    ---------
Net asset value, end of period                                 $   25.47   $   18.77    $   10.32    $   15.23    $   13.42
                                                               =========   =========    =========    =========    =========
Total Investment Return(a)                                         36.60%      83.21%      (32.20)%      20.23%       12.83

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $  17,376   $   8,961    $   4,763    $   7,715    $   6,541
  Ratio of net investment income to average net assets
    With expense reductions                                        (3.08)%     (4.06)%      (4.01)%      (3.44)%      (3.20)%
    Without expense reductions                                     (3.08)%     (4.06)%      (4.01)%      (3.44)%      (3.20)%
  Ratio of expenses to average net assets
    With expense reductions                                         3.32%       4.44%        4.52%        3.74%        3.58%
    Without expense reductions                                      3.32%       4.44%        4.52%        3.74%        3.58%
  Fund portfolio turnover rate                                      7.23%      39.95%       23.39%       43.89%       44.82%

                                                                                            CLASS C
                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                                  2004        2003         2002         2001         2000
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $   17.41   $    9.65    $   14.47    $   13.04    $   11.93
                                                               ---------   ---------    ---------    ---------    ---------
Income from investing operations
Net investment expense                                              0.66        0.04        (0.88)       (0.08)       (0.78)
  Net realized and unrealized gains (losses) on securities          5.54        7.85        (3.93)        2.39         1.98
                                                               ---------   ---------    ---------    ---------    ---------
  Total from investment operations                                  6.20        7.89        (4.81)        2.31         1.20
                                                               ---------   ---------    ---------    ---------    ---------
Less distributions
  From net investment income                                           -           -            -            -            -
  From net capital gains                                           (0.17)      (0.13)       (0.01)       (0.88)       (0.09)
                                                               ---------   ---------    ---------    ---------    ---------
  Total distributions                                              (0.17)      (0.13)       (0.01)       (0.88)       (0.09)
                                                               ---------   ---------    ---------    ---------    ---------
Net asset value, end of period                                 $   23.44   $   17.41    $    9.65    $   14.47    $   13.04
                                                               =========   =========    =========    =========    =========
Total Investment Return(a)                                         35.62%      81.83%      (33.27)%      17.91%       10.11%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   3,848   $   1,274    $     543    $     886    $     454
  Ratio of net investment income to average net assets
    With expense reductions                                        (3.85)%     (4.88)%      (5.47)%      (5.48)%      (5.52)%
    Without expense reductions                                     (3.85)%     (4.88)%      (5.47)%      (5.48)%      (5.52)%
  Ratio of expenses to average net assets
    With expense reductions                                         4.10%       5.26%        5.97%        5.78%        5.90%
    Without expense reductions                                      4.10%       5.26%        5.97%        5.78%        5.90%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PRIVACY POLICY

The Pacific Advisors Funds respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you from applications or other forms you complete and from your transactions with us. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except our affiliates and service providers or as permitted by law. To protect your personal information, we permit access to your personal information only to authorized employees who need to know the information to provide products and services to you. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

INFORMATION REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

SEC rules permit us to deliver a single prospectus, proxy statement, and annual and semi-annual report to two or more shareholders with the same last name and residential street or post office box address on their Pacific Advisors Fund accounts, unless they have given us contrary instructions. (This also applies to shareholders with the same address who we reasonably believe are members of the same family.) Combined mailing of shareholder materials results in considerable savings to the Fund in printing and mailing costs.

If we are currently delivering one copy of shareholder materials to your address, we will continue to do so until you tell us otherwise. If you would like your own separate copy, you may revoke your consent by contacting Pacific Advisors Fund at the address or phone number given on the back cover of this prospectus. If you choose to receive multiple copies of any document, your household will receive multiple copies of all documents for each Pacific Advisors Fund account your household owns. Multiple mailing will resume within 30 days after you notify us.

FOR MORE INFORMATION

More detailed information on subjects covered in this prospectus is contained in the Statement of Additional Information (SAI). The SAI is incorporated by reference (legally considered part of this document). Investors seeking more in-depth explanations of the Fund should request the SAI and review it before purchasing shares. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To receive a free copy of this prospectus, the SAI, the Annual or Semi-Annual Report, or to obtain additional information about the Funds, please contact:

               Pacific Global Fund Distributors, Inc.


               101 North Brand Blvd., Suite 1950

               Glendale, California 91203


               (800) 282-6693

Documents will be sent within 3 business days of receipt of your request. You may also obtain a free copy of the prospectus, the Annual or Semi-Annual Report, or obtain additional information about the Funds, by visiting the Funds' website at http://www.pacificadvisorsfund.com.

Reports and other information about the Funds (including the SAI) may be reviewed and copied:

- at the SEC's Public Reference Room in Washington, D.C.

- on the SEC's Internet site (http://www.sec.gov); or

- after payment of duplicating fee, by written request to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by email to publicinfo@sec.gov.

Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202)-942-8090.


ASK QUESTIONS USING FUNDSPHONE

You can check your share balance, the price of your shares, and your account transactions by calling FundsPhone between 7:00 a.m. and 4:00 p.m. Pacific time at 1-800-282-6693 from a touch-tone telephone. You will need personal identification information and your account number. As noted above, you may also call this number if you have general questions regarding the Funds, or if you would like us to send you a free copy of our most recent prospectus, Statement of Additional Information, or Annual or Semi-Annual Report.

Investment Company Act file number: 811-7062

[PACIFIC GLOBAL FUND DISTRIBUTORS, INC. LOGO]


101 NORTH BRAND BOULEVARD, SUITE 1950
GLENDALE, CA 91203


www.pacificadvisorsfunds.com

                                                                  PRSRT STD
                                                                U. S. POSTAGE
                                                                    PAID
                                                                 GLENDALE, CA
                                                               PERMIT NO. 1090

                           PACIFIC ADVISORS FUND INC.

                           GOVERNMENT SECURITIES FUND
                             INCOME AND EQUITY FUND
                                  BALANCED FUND
                                   GROWTH FUND
                              MULTI-CAP VALUE FUND
                                 SMALL CAP FUND


                            101 NORTH BRAND BOULEVARD
                                   SUITE 1950
                           GLENDALE, CALIFORNIA 91203


                        TOLL FREE NUMBER: 1-800-282-6693

                      STATEMENT OF ADDITIONAL INFORMATION
                           CLASS A AND CLASS C SHARES

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Company's Prospectus dated May 1, 2005. You may obtain a copy of the Prospectus by calling Pacific Global Investor Services, Inc., at the telephone number above.

     The date of this Statement of Additional Information is May 1, 2005.

                                TABLE OF CONTENTS


ITEM                                                                                PAGE
The Company and the Funds                                                            S-4

Additional Information Concerning Investment Strategies and Risks                    S-4
     Government Securities Fund                                                      S-4
     Income and Equity Fund                                                          S-4
     Balanced Fund                                                                   S-5
     Growth Fund                                                                     S-5
     Multi-Cap Value Fund                                                            S-5
     Small Cap Fund                                                                  S-6
     Information Concerning Specific Strategies and Instruments                      S-6
     Portfolio Turnover                                                             S-16
Disclosure of Portfolio Information S-16
Investment Policies and Restrictions                                                S-18

Investment Management and Other Services                                            S-20
     Investment Manager, Co-Manager, and Advisers                                   S-20
     Distribution of Fund Shares                                                    S-25
     Transfer Agent and Administrative Services Agent                               S-27
     Custodian                                                                      S-28

Management of the Company and Its Funds                                             S-28
     Directors and Officers                                                         S-28
     Committees of the Board of Directors                                           S-33
     Compensation                                                                   S-34
     Proxy Voting for Securities Held by the Fund                                   S-35
     Code of Ethics                                                                 S-36
     Principal Holders of Securities                                                S-36

Capital Stock                                                                       S-37
     Series and Classes of Shares                                                   S-37
     Meetings and Voting Rights                                                     S-38

Taxes                                                                               S-38

Additional Information Concerning Purchase, Redemption, and Pricing of Shares       S-39
     Trade Date Procedures                                                          S-39
     Reducing Your Sales Charge -- Class A Shares                                   S-39
     Additional Shareholder Services                                                S-41
     Telephone Exchanges and Redemptions                                            S-42
     Exchanges of Shares                                                            S-43
     Redemption                                                                     S-44
     Retirement Plans                                                               S-46
     Address Changes and Lost Shareholder Accounts                                  S-46

Portfolio Transactions                                                              S-46

Valuation of Fund Shares                                                            S-47

Performance Information                                                             S-49

Independent Auditors                                                                S-49

Financial Statements                                                                S-49

Specimen Price Makeup Sheet                                                         S-49

Appendix                                                                            S-51

                            THE COMPANY AND THE FUNDS

     The Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund Inc. (the "Company" or "we"), is registered with the Securities and Exchange Commission as an open-end diversified management investment company. The Company was incorporated under the laws of the State of Maryland on May 18, 1992. We currently offer the following six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions.

                        ADDITIONAL INFORMATION CONCERNING
                         INVESTMENT STRATEGIES AND RISKS

GOVERNMENT SECURITIES FUND

     The Fund may invest in high-grade fixed-income securities issued by U.S. corporations, including convertible debt securities, preferred stocks, and zero coupon bonds. High grade securities are rated within the three highest credit categories by any nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable quality as determined by the Manager. In selecting corporate fixed-income securities, the Manager focuses on building core investments in areas of low risk and high intrinsic value. The Fund's corporate bond investments emphasize short and intermediate-term issues of domestic corporations that have strong or improving balance sheets.

     The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"). One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. See "Investment in Other Investment Companies", on page S-14 below.

     For temporary defensive purposes, the Fund may invest without limitation in high-quality money market securities. The types of high quality money market securities in which it may invest are described below in "Money Market Instruments" beginning on page S-6 below.

INCOME AND EQUITY FUND

     The Fund may also invest up to 10% of its total assets in common stocks and fixed-income securities of foreign issuers. Investments in common stocks of foreign issuers will be made primarily through the use of American Depository Receipts ("ADRs"), although direct market purchases also may be made.


     The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"). One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. See "Investment in Other Investment Companies", on page S-14- below.


     For temporary defensive purposes, the Fund may invest without limitation in high-quality money market securities. The types of high quality money market securities in which it may invest are described below in "Money Market Instruments" beginning on page S-6 below.

BALANCED FUND

     The fixed income portion of the Fund may also be invested in U.S. government securities, asset-backed securities, mortgage-backed securities, convertible debt securities, and CMOs.

     The Fund may also invest up to 20% of its total assets in equity and equity-related securities of foreign issuers. Investments in securities of foreign issuers will be made through ADRs or other similar securities.

     The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the 1940 Act. One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. See "Investment in Other Investment Companies" on page S-14 below.

GROWTH FUND

     While it is the policy of the Fund not to invest in securities of companies with no operating history, the Fund may invest up to 10% of its total assets in securities of companies with an operating history of less than three years. Investments in the securities of such unseasoned companies may involve a higher degree of risk than investment in companies with longer operating histories.

     Up to 10% of the Fund's total assets may be invested directly in foreign securities. See "Depositary Receipts and Foreign Securities" on page S-14 below.


     The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"). One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. See "Investment in Other Investment Companies", on page S-14- below.


     When, in the judgment of the Manager, a temporary defensive posture is appropriate, the Fund may invest, without limitation, in high-quality money market securities. See "Money Market Instruments" beginning on page S-6 below.

MULTI-CAP VALUE FUND

     Up to 10% of the Fund's assets may be invested in a publicly-traded company's "restricted securities." These securities are not registered for sale to the general public or are offered in an exempt non-public offering under the Securities Act of 1933, as amended (the "Securities Act"), including securities offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act.

     The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d) of the 1940 Act. One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. The Fund will not purchase securities issued by other open-end investment companies.


     The Fund may invest in warrants, subject to the limitations stated on page S-20- below. The Fund will invest in warrants only where the grantor is the issuer of the underlying security.


     The Fund may make short sales of securities or maintain short positions in securities provided an investment in the subject securities is otherwise consistent with the Fund's investment objective. Pursuant to the 1940 Act, the Fund will maintain positions in such securities, or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short.

SMALL CAP FUND

     The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the 1940 Act. One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return. See "Investment in Other Investment Companies" on page S-14 below.

     Up to 5% of the Fund's total assets may be invested directly in foreign securities. See "Depositary Receipts and Foreign Securities" on page S-14 below.

     While we anticipate that the Fund will invest principally in equity and equity-related securities, the Fund also may invest in convertible preferred stocks that pay above average dividends and investment grade fixed income securities, provided such investments appear desirable in light of the Fund's investment objective of capital appreciation. The Fund will not continue to hold investment grade securities that have been downgraded to below investment grade. Convertible preferred stocks that pay above average dividends and long-term corporate bonds are considered by the Manager to have capital appreciation potential. The fixed income securities in which the Fund may invest are generally expected to be long-term corporate bonds having an average portfolio maturity of between 10 and 15 years, which have the potential to provide capital appreciation.

     In addition, while it is the policy of the Fund not to invest in securities of companies with no operating history, the Fund may invest up to 10% of its total assets in securities of companies with an operating history of less than three years. Investments in the securities of such unseasoned companies may involve a higher degree of risk than investments in securities of companies with longer operating histories.

     When, in the judgment of the Manager, a temporary defensive posture is appropriate, the Fund may invest, without limitation, in high-quality money market securities. See "Money Market Instruments" below.

INFORMATION CONCERNING SPECIFIC STRATEGIES AND INSTRUMENTS

     In pursuing its investment objective, each Fund may invest in certain types of securities that have special risks, as described below, and therefore, may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in each Fund. The following is a description of certain types of investments and strategies that may be used by the Funds and the risks of those investments and strategies.

MONEY MARKET INSTRUMENTS

     Each Fund may use U.S. dollar denominated money market instruments rated within the two highest credit categories by any NRSRO or, if not rated, of comparable investment quality as determined by the Manager or the Fund's Adviser, as appropriate. The money market instruments that may be used by each Fund may include:

     UNITED STATES GOVERNMENT OBLIGATIONS. These consist of various types of marketable securities issued by the United States Treasury, (i.e., bills, notes and bonds). These securities are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The United States Government does not guarantee the market price of any of its obligations.

     UNITED STATES GOVERNMENT AGENCY OR INSTRUMENTALITY SECURITIES. These consist of debt securities issued by agencies and instrumentalities of the United States Government. These securities may or may not be backed by the full faith and credit of the United States Government or guaranteed by the United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities). The United States Government, however, does not guarantee the market price of any of these securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Some of the U.S. Government agencies that issue or guarantee securities include GNMA, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal National Mortgage Association.

     BANK AND SAVINGS AND LOAN OBLIGATIONS. These include certificates of deposit, bankers' acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions. The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation ("FDIC"), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements. The Funds will not invest in time-deposits maturing in more than seven days.

     SHORT-TERM CORPORATE DEBT INSTRUMENTS. These include commercial paper, which is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Also included are non-convertible corporate debt securities (i.e., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. Each Fund may purchase corporate debt securities having greater maturities.

     REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high-grade money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Repurchase agreements are, in effect, collateralized by the underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week. No Fund will enter into a repurchase agreement for a duration of more than seven days if, as a result, more than 15% of the total value of that Fund's total assets would be invested in such agreements or other securities which are not readily marketable.

     The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fall financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Company's Board of Directors and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U. S. Government Securities.

     ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

     Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (i.e., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

FIXED-INCOME SECURITIES

     In accordance with each Fund's investment objectives and investment program, each Fund may invest to varying degrees in high and medium quality fixed-income securities. Fixed-income securities are considered high-grade if they are rated at least A or its equivalent by any NRSRO or, if unrated, are determined to be of comparable investment quality by the Manager or the Fund's Adviser, as appropriate. High-grade fixed-income securities are considered to have a very strong capacity to pay principal and interest. Fixed-income securities are considered investment-grade if they are rated, for example, at least Baa or its equivalent by any NRSRO or, if not rated, are determined to be of comparable investment quality by the Manager or the Fund's Adviser, as appropriate. Baa rated fixed-income securities are regarded as having an adequate capacity to pay principal and interest, although these securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. (See the Appendix for a description of each rating category.)

     The maturity of fixed-income securities may be considered long (ten or more years), intermediate (three to ten years), or short-term (less than three years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of fixed-income securities, while an increase in interest rates generally reduces their value.

     Certain of these fixed-income securities are described below.

     MORTGAGE-BACKED SECURITIES. The Government Securities Fund, the Income and Equity Fund, and the Balanced Fund each may invest in mortgage-backed securities, which are securities representing interests in pools of mortgages. Interests in pools of mortgage-backed securities differ from other forms of debt securities (which normally provide for periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage-backed securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage-backed securities, such as securities guaranteed by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     Unscheduled or early repayment of principal on mortgage-backed securities (arising from prepayment of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     Generally, mortgage-backed securities compensate for greater prepayment risk by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable weighted average life ("the spread"). An increase in the spread will cause the price of the security to decline. Spreads generally increase in response to adverse economic or market conditions.

     Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or agencies or instrumentalities of the U.S. Government. The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and, after being approved by GNMA, is offered to investors through securities dealers.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Mortgage-backed securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools, because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets each Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Each Fund may buy mortgage-backed securities without insurance or guarantees if its Adviser determines that the securities meet that Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. Each Fund will limit its investment in mortgage-backed securities or other securities which may be considered illiquid or not readily marketable to no more than 15% of that Fund's net assets.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The Government Securities Fund, the Income and Equity Fund, and the Balanced Fund may invest in CMOs. CMOs are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

     CMOs, however, are not "mortgage pass-through" securities, such as those described above. Rather they are pay-through securities, (i.e., securities backed by the cash flow from the underlying mortgages). Investors in CMOs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed income security backed by such pledged assets.

     CMOs are generally structured into multiple classes or tranches, each bearing a different stated maturity. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation issues multiple series of CMO bonds (E.G., Series A, B, C, and Z bonds). Proceeds of the CMO bond offering are used to purchase mortgages or mortgage-backed certificates which are used as collateral for the loan ("Collateral"). The Collateral is generally pledged to a third party trustee as security for the CMO bond. Principal and interest payments from the Collateral are used to pay principal on the CMO bonds. The Series A, B, and C bonds all bear current interest. Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off. When the Series A, B, and C bonds are paid in full, interest and principal on the Series Z bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     ASSET-BACKED SECURITIES. The Income and Equity Fund and the Balanced Fund each may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or "CARs" and Credit Card Receivables or "CARDs". Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) affiliated or unaffiliated with the issuers of such securities.

     Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities' weighted average life and reduce their overall return to certificate holders. Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases, or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool. If consistent with their respective investment objectives and investment programs, the Government Securities Fund and the Income and Equity Fund each may invest in other asset-backed securities that may be developed in the future.

     The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities.

     Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

     The development of asset-backed securities is at an early stage compared to mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for such securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Income and Equity Fund intends to limit its purchases of asset-backed securities to securities that are readily marketable at the time of purchase.

     ZERO COUPON BONDS. The Government Securities Fund and Income and Equity Fund each may invest in "zero coupon" bonds. Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to their maturity. Accordingly, such securities are sold at and usually trade at a deep discount from their face value. An investor, such as the Government Securities Fund or Income and Equity Fund, acquires a zero coupon bond at a price that is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than the bond's face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon bond, the investor receives the face value of the bond. The Funds may also invest up to 5% of its net assets in "pay-in-kind" securities (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities. Zero coupon bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond.

     Zero coupon bonds and "pay-in-kind" securities may be more speculative and subject to greater fluctuations in their market value in response to changing interest rates than debt obligations that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon bonds eliminate any reinvestment risk and lock in a rate of return to maturity.

     For federal tax purposes, the holder of a zero coupon bond is required to accrue a portion of the discount at which the security was purchased (or, in the case of a "pay-in-kind" security, the difference between the issue price and the sum of all the amounts payable on redemption) as income each year even though the holder of such a security receives no interest payment on such security during the year. When a Fund owns a zero coupon bond or pay-in-kind security, this "phantom income" is treated as part of the income that a Fund must distribute each year to maintain its status as a regulated investment company, under the Internal Revenue Code of 1986 (the "Code"). As a result, since this "phantom income" may result in the payment of actual cash distributions to Fund shareholders, purchases of zero coupon and pay-in-kind securities could reduce the amount of cash available for investment by each Fund.

WHEN-ISSUED, DELAYED ISSUE, AND FORWARD COMMITMENT SECURITIES

     Each Fund may, from time to time, purchase securities on a "when-issued", delayed delivery, or forward commitment basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to four months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. The price of the securities are subject to market fluctuation. Accordingly, when-issued securities and forward commitments involve a risk of loss if the value of the security to be purchased declines before the settlement date. The Manager and the Advisers for the Funds do not believe that the net asset value or income of the Funds will be adversely affected by the purchase of securities on a when-issued or forward commitment basis. No Fund will enter into such transactions for leverage (borrowing) purposes. While when-issued securities may be sold before the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. When a Fund makes the commitment to purchase a security on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued and forward commitment securities.

CONVERTIBLE SECURITIES

     Convertible securities are securities that may be converted into a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities include convertible bonds, debentures, notes and preferred stock. Certain convertible securities may in addition be callable, in whole or in part, at the option of the issuer. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Investments in convertible debt securities generally will be limited to those considered to be "investment grade" debt securities, which we define as being rated BBB or higher by S&P or Bac or higher by Moody's. The highest rated debt securities (securities rated AAA by S&P or Aaa by Moody's) carry, in the opinion of such investment ratings agencies, the smallest degree of investment risk and the capacity to pay interest and repay principle is very strong.

WARRANTS

     Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

     Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Each Fund will limit its investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets.

SECURITIES LOANS

     For purposes of realizing additional income, each Fund may make secured loans of its portfolio securities amounting to no more than 30% of the value of that Fund's total assets. Securities loans are made to broker-dealers and other financial institutions approved by the Board of Directors of the Company. Loans of securities by the Funds are made pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to the securities loaned, as marked-to-market on a daily basis. The collateral received will consist of cash, U.S. Government Securities, letters of credit or such other collateral as permitted by interpretations or rules of the Securities and Exchange Commission ("SEC") and approved by the Company's Board of Directors. While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. On termination of the loan, the borrower will be required to return the securities lent to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities.

     Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.

     As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when the Company's Board of Directors considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and when the Manager or a Fund's Adviser believes that the interest earned from such loans justifies the attendant risks.

INVESTMENT IN OTHER INVESTMENT COMPANIES

     Each Fund may each invest in other investment companies, including closed-end investment companies, unit investment trusts, and open-end investment companies, including exchange traded funds ("ETFs"). Shares in investment companies represent interests in professionally managed portfolios. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments; in addition, the return from such an investment will be reduced by the operating expenses and fees of such other investment companies, including applicable advisory fees. Certain types of investment companies, such as closed-end funds, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share. This premium or discount may change from time to time. Other investment companies are continuously offered at net asset value, but are also traded in the secondary market. Each Fund's investment in other investment companies is limited in amount by the 1940 Act, so that each Fund may purchase shares in another investment company unless (i) such a purchase would cause the Fund to own, in the aggregate, more than 3% of the total outstanding voting stock of the acquired company, (ii) such a purchase would cause the Fund to have more than 5% of its total assets invested in one investment company, and
(iii) such a purchase would cause the Fund to have more than 10% of its total assets invested in all other investment companies in the aggregate. In addition, all Funds in the Company may not in the aggregate own more than 10% of the total outstanding voting stock of any registered closed-end investment company.

     ETFs are open-end investment companies, unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies. Therefore, a Fund's purchase of ETF shares are subject to the limitations on and the risks of a Fund's investment in other investment companies.

DEPOSITARY RECEIPTS AND FOREIGN SECURITIES

     Each of the Funds, as specified in its investment program, may invest in foreign securities. Investments in foreign equity securities will be made primarily through the purchase of ADRs. Certain Funds may also utilize European Depositary Receipts ("EDRs") and may make direct market purchases of equity and fixed-income securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the OTC securities market. EDRs are receipts issued in Europe generally by a foreign bank or trust company that evidence ownership of foreign or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs during an initial public offering, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since (i) ADRs are U.S. dollar-denominated investments which are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

     To the extent that a fund invests in foreign securities, it may be subject to risks that are different, in some respects, from the risks associated with an investment in a mutual fund that invests only in securities of domestic issuers. Those risks include: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) stock markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the United States; (iv) the securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers; (v) settlement of transactions with respect to foreign securities may sometimes be delayed beyond periods customary in the United States; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with respect to securities of foreign issuers generally exceed domestic costs; (vii) with respect to some countries, there is the possibility of unfavorable changes in investment or exchange control regulations, expropriation, or confiscatory taxation, taxation at the source of the income payment or dividend distribution, limitations on the removal of funds or other assets of each Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries; and (viii) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and each Fund may incur costs in connection with conversions between various currencies. Specifically, to facilitate each Fund's purchase of securities denominated in foreign currencies, the Funds may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Funds do not intend to hedge their foreign currency risks and will engage in currency exchange transactions on a spot (i.e. cash) basis only at the spot rate prevailing in the foreign exchange market. As a result of these risks, the selection of securities of foreign issuers may be more difficult and subject to greater risks than investment in domestic issuers.

OPTIONS ON SECURITIES

     The Balanced Fund, Growth Fund, Multi-Cap Value Fund, and Small Cap Fund each may write covered put and call options on securities and may purchase put and call options on securities. Each Fund will only utilize options on securities that are exchange traded.

     A call option is a contract that gives the purchaser thereof, during the term of the option, the right to buy a specified amount of the security underlying the call option at a fixed price (called the exercise or "strike" price) upon exercise of the option. Conversely, a put option is a contract that gives the purchaser thereof, during the term of the option, the right to sell a specified amount of the security underlying the put option at the exercise price upon exercise of the option.

     Through the writing of a covered call option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to sell at a specified price to the purchaser of such option the security underlying the option regardless of the market value of the security during the option period. Through the writing of a covered put option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to purchase at a specified price from the holder of the put option the security underlying the option regardless of the market value of the security during the option period.

     To "cover" a call option written, a Fund may, for example, identify and make available for sale the specific portfolio security to which the option relates or may establish a segregated asset account with the

Company's custodian, containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the call option written. To cover a put option written, a Fund may, for example, establish a segregated asset account with the Company's custodian containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the put option written.

     Each Fund may purchase put options on securities for defensive purposes in order to hedge against an anticipated decline in the value of its portfolio securities. Each Fund may purchase call options on securities to take advantage of anticipated increases in the value of its portfolio securities. In addition, each Fund may write put or call options on securities, for the purpose of generating additional income, which may partially offset the effects of adverse changes in the value of that Fund's portfolio securities.

     Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different, in some respects, from the investment risks associated with similar funds that do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price, adjusted for premiums received; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect their current market values; and purchasing put and call options -- possible loss of the entire premium paid if the option expires unexercised.

PORTFOLIO TURNOVER

     The Funds had the following portfolio turnover rates for the fiscal years ended December 31, 2003 and 2004:


                 GOVERNMENT
                 SECURITIES    INCOME AND    BALANCED    GROWTH     MULTI-CAP    SMALL CAP
                    FUND       EQUITY FUND     FUND       FUND      VALUE FUND     FUND
------------------------------------------------------------------------------------------
2004                 403%         40%           40%       13%           49%          7%
2003                 207%         71%           59%       35%           20%         40%


     Portfolio turnover rates reflect the investment manager's capital allocation decision-making in response to market and economic conditions and each Fund's stated investment philosophy and policies.


     The Government Securities Fund seeks to manage its portfolio to the yield curve. During 2004, the Fund maintained a greater portion of its assets in short-term Treasury bills and notes to seek to protect principal in an uncertain interest rate environment. As these short-term Treasury bills and notes matured, the Fund reinvested the proceeds in new short-term Treasury bills and notes, resulting in an exceptionally high portfolio turnover rate in 2004.

      Improvements in the equity market during 2004 enabled the Income and Equity Fund, Growth Fund, and Small Cap Fund to realize greater growth in their existing portfolios reducing the need to take realized gains or losses. As a result, the portfolio turnover rate for each portfolio decreased during 2004.


DISCLOSURE OF PORTFOLIO INFORMATION

     The Company has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Company's policy that public disclosure of information concerning the Funds' portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

The policies and procedures generally provide that (i) information about the Funds' portfolio holdings may not be disclosed sooner than three days after mailing such information to shareholders, (ii) portfolio holding information in reports or other filings filed electronically with the SEC or posted on the Funds' website may not be disclosed sooner than the day after such filing or posting, (iii) portfolio holding information that is solely available in other regulatory reports or filings may not be disclosed, except as expressly authorized by the Fund's President, and (iv) portfolio holding information that is more current than that in reports or other filings filed electronically with the SEC or posted on the Funds' website may not be disclosed.

     PUBLIC DISCLOSURES. Information regarding each Fund's portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

     The Funds and the Distributor may disclose the Funds' ten largest portfolio holdings in monthly performance updates provided to broker-dealers in connection with the distribution of Fund shares. The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten largest portfolio holdings on the Funds' website at www.pacificadvisorsfunds.com at the same time as printed performance updates are first released. The Funds may also disclose on their website portfolio holdings and composition as of the end of each quarter; such information may be released not less than 30 days after the end of the relevant quarter.


     The Funds may disclose their portfolio holdings to mutual fund databases and rating services, at such time as the information is made available to the general public, for the purpose of obtaining ratings for the Funds and enabling such services to provide such portfolio holding information to the public as they typically provide for rated funds. If a mutual fund database or rating service signs a confidentiality agreement, portfolio holdings and composition information may be released not less than 5 days after the end of the relevant month. The use of such information is limited to the approved purposes as described in the confidentiality agreement.

     OTHER DISCLOSURES. The Funds periodically provide information concerning their portfolio holdings to the Funds' service providers and the Company's disinterested directors in connection with their provision of services to or on behalf of the Funds. In addition to the Manager, these service providers include any sub-adviser, distributor, transfer agent, auditor, Jorden Burt as "Legal Counsel", and Merrill Corporation as "Printer." The Funds may also disclose portfolio holdings information to broker-dealers and certain other parties in connection with and as necessary for the placement, execution and clearing of the Funds' securities transactions. All of these service providers have an implied, explicit, or professional duty not to trade on confidential information and to limit use of such information to approved purposes. An implied obligation which is not the result of a written contract may not be enforceable.


     The Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.


     The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Company's President in writing and upon his determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information, subject to the duty not to trade on this information and to limit its use to approved purposes.


     Any exceptions authorized by the President are reported to the Board of Directors. The Board also receives reports at least annually concerning the operation of these policies and procedures. The

Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders.

                      INVESTMENT POLICIES AND RESTRICTIONS

     In addition to the policies and restrictions set forth in the Prospectus with respect to each Fund, which are described as fundamental investment policies, investment restrictions (1), (2), (3), (5), (7), (11), (14), (16) and
(17) described below, have been adopted as fundamental investment policies of each Fund. Such fundamental investment policies may be changed only with the consent of a "majority of the outstanding voting securities" of the particular Fund. As used in the Prospectus and in this Statement of Additional Information, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund. Investment policies which are not described as fundamental and other investment strategies and restrictions may be changed without approval of the shareholders of the Funds.

     The following investment restrictions apply to each Fund except as indicated to the contrary.

     A Fund will not:

     (1) MARGIN AND SHORT SALES: Purchase securities on margin or sell securities short, except each Fund may make margin deposits in connection with permissible options and futures transactions subject to restrictions (5) and (8) below and may make short sales against the box. As a matter of operating policy, no Fund has a current intention, in the foreseeable future (i.e. the next year), of making margin deposits in connection with futures transactions or making short sales against the box;

     (2) SENIOR SECURITIES AND BORROWING: Issue any class of securities senior to any other class of securities, although each Fund may borrow for temporary or emergency purposes. Each Fund may borrow up to 15% of its total assets. Each Fund will not borrow money except temporarily from banks to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. No securities will be purchased for a Fund when borrowed money exceeds 5% of the Fund's total assets. Each Fund may each enter into futures contracts subject to restriction (5) below;

      (3) REAL ESTATE: Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, master limited partnerships traded on a national securities exchange, mortgage pass-through securities, mortgage-backed securities, and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities. In order to comply with the securities laws of several states, the Balanced Fund and Small Cap Fund (as a matter of operating policy) will not invest in securities of real estate investment trusts, if by reason thereof the value of each Fund's aggregate investment in such securities would exceed 10% of its total costs.

     (4) CONTROL OF PORTFOLIO COMPANIES: Invest in portfolio companies for the purpose of acquiring or exercising control of such companies. "Portfolio companies" are companies whose shares are owned by a Fund;

     (5) COMMODITIES: Purchase or sell commodities and invest in commodities futures contracts, except that each Fund may enter into only those futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case of an option that is "in-the-money" at the time of purchase, the

"in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. As a matter of operating policy, no Fund has any current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon;

     (6) INVESTMENT COMPANIES: Invest in the securities of other investment companies, except that each Fund may purchase securities of other investment companies only in those circumstances in which each Fund (i) owns no more than 3% of the total outstanding voting securities of any other investment company,
(ii) invests no more than 5% of its total assets in the securities of any one investment company, and (iii) invests no more than 10% of its total assets in the securities of all other investment companies in the aggregate;

     (7) UNDERWRITING: Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund's investment objectives, investment program, policies, and restrictions;

     (8) OPTIONS, STRADDLES, AND SPREADS: Invest in puts, calls, straddles, spreads or any combination thereof, except that each Fund may invest in and commit its assets to writing and purchasing only those put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information. A Fund will write only those put or call options that are considered to be appropriately covered. In order to comply with the securities laws of several states, no Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund's net assets. The Government Securities Fund and the Income and Equity Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles, spreads, or any combination thereof;

     (9) OIL AND GAS PROGRAMS: Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

     (10) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS: Purchase or retain the securities of any issuer if to the knowledge of the Company, those officers and directors of the Company, the Manager or the Advisers who individually own more than 1/2 of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer;

     (11) LOANS: Make loans, except that each Fund in accordance with that Fund's investment objectives, investment program, policies, and restrictions may
(i) make loans of portfolio securities with a value of up to 30% of that Fund's total assets, (ii) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes, and (iii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked to market daily;

     (12) UNSEASONED ISSUERS: The Balanced Fund and Growth Fund will not invest more than 5%, and the Multi-Cap Value Fund and the Small Cap Fund will not invest more than 10%, of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the United States Government, its agencies, and instrumentalities;

     (13) ILLIQUID SECURITIES AND SECURITIES NOT READILY MARKETABLE: Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of a Fund's net assets would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange. Some investments may be determined by the Funds to be illiquid. Illiquid securities are securities which each Fund cannot sell or dispose of in the ordinary course of business at an acceptable price, securities which are subject to legal or contractual restrictions on disposition, other securities for which no readily available market exists, and repurchase agreements and time deposits with a maturity of more than seven days. Difficulty in selling securities may result in a loss and may be costly to a Fund. As a matter of operating policy, in compliance with certain state securities regulations, no more than 5% of any Fund's net assets will be invested in restricted securities, except the Multi-Cap Value Fund, which may invest up to 10% of its assets in restricted securities;

     (14) MORTGAGING: Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of each Fund's total assets) and (ii) as may be necessary in connection with each Fund's use of permissible options and futures transactions, subject to restrictions (5) and
(8) above;

     (15) WARRANTS: Invest more than 5% of a Fund's net assets in warrants, and will further limit its investment in unlisted warrants to no more than 2% of its net assets;

     (16) DIVERSIFICATION: Make an investment unless 75% of the value of that Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For purposes of this restriction, the purchase of "other securities" is limited so that no more than 5% of the value of the Fund's total assets would be invested in any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are securities issued by the U.S. Government, its agencies and instrumentalities, and such repurchase agreements are fully collateralized by such securities. A Fund will not with respect to 75% of its total assets invest in more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government Securities); and

     (17) CONCENTRATION: Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of that Fund.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER, CO-MANAGER, AND ADVISERS

     Pacific Global Investment Management Company (the "Manager" or "Pacific Global") serves as manager pursuant to separate agreements between the Company on behalf of each Fund and the Manager (the "Agreements"). The Manager and the Company, on behalf of the Balanced Fund has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with a registered investment adviser (the "Adviser"). Bache Capital Management, Inc. ("BCM") serves as Adviser to the Balanced Fund. The Company, on behalf of the Income and Equity Fund, entered into a Co-management Agreement ("Co-Management Agreement") with the Manager and BCM on November 10, 2000. Under the Co-Management Agreement, the Manager and BCM ("Co-Manager") co-manage the investment and reinvestment of the Fund's shares. Each Agreement, Sub-Advisory Agreement and the Co-Management Agreement were approved by the Board of Directors, including a majority of the non-"interested" persons. Each Agreement, Sub-Advisory Agreement and the Co-Management Agreement also have been approved by applicable shareholders.

     PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY. The directors and principal executive officers of the Manager are: George A. Henning, Chairman, President and Director; Thomas H. Hanson, Executive Vice President and Director; Shelly J. Meyers, Executive Vice President; Barbara A. Kelley, Executive Vice President, Treasurer and Director; Joseph Brinker, Manabi Hirasaki, Herbert Nishida, and William H. McCary (Directors); and Victoria Breen (Assistant Secretary and Director of the Manager). George Henning is the principal stockholder of the Manager. Pacific Global Fund Distributors, Inc. (the "Distributor") and the Transfer Agent, Pacific Global Investor Services, Inc. ("PGIS"), are fully-owned subsidiaries of the Manager and George A. Henning is Chairman of the Distributor and the Transfer

Agent. Thomas H. Hanson is President of the Distributor. Barbara A. Kelley is Treasurer of the Distributor and President and Treasurer of the Transfer Agent. Thomas Hanson and Manabi Hirasaki own more than 5% of the outstanding shares of the Manager.

     ADVISER AND CO-MANAGER. BCM is a California corporation, all of the shares of which are owned by Stephen K. Bache.

     MANAGER'S RESPONSIBILITIES. In addition to the duties set forth in the Prospectus, the Manager, in furtherance of such duties and responsibilities, is authorized in its discretion to perform or to cause or permit the Advisers to:
(i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker-dealers, underwriters, or issuers selected by the Manager; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications; (iv) obtain and evaluate business and financial information in connection with the exercise of its duties; and (v) formulate and implement a continuing program for the management of each Fund's assets. Pursuant to the Co-Management Agreement, the Manager and Co-Manager are equally responsible for carrying out the duties specified above with respect to the Income and Equity Fund.

     In addition, the Manager will furnish to or place at the disposal of the Funds such information and reports as requested by or as the Manager believes would be helpful to the Funds. The Manager has agreed to permit individuals who are among its officers or employees to serve as officers, directors, and members of any committees or advisory board of the Board of the Company without cost to the Company. The Manager has agreed to pay all salaries, expenses, and fees of the directors and officers of the Company who are affiliated with the Manager, the Distributor, or the Company; provided, however, that the Company will reimburse the Manager for expenses incurred, if any, by the Manager in responding to telephonic inquiries from, and mailing information to, shareholders and registered representatives requesting shareholder information concerning the Funds on behalf of shareholders of the Funds. The expenses to be reimbursed, if any, include a portion of the cost of employee compensation, telephone charges, office space, office equipment, and office services properly allocable to the shareholder services described directly above.

     THE MANAGER'S, CO-MANAGER'S AND ADVISER'S FEES. The Company pays the Manager management fees at the annual rates described in the Table below. The Manager is responsible for paying the Adviser the fees also described in the Table. As further described in the Table, the Company pays BCM for its services as Co-Manager to the Income and Equity Fund. For the fiscal years ending December 31, 2002, 2003, and 2004, the Manager received the fees shown in the table below for its services as Investment Manager to the Funds.


                 GOVERNMENT      INCOME                            MULTI-CAP
                 SECURITIES    AND EQUITY    BALANCED    GROWTH      VALUE      SMALL CAP
YEAR                FUND          FUND         FUND       FUND        FUND         FUND
------------------------------------------------------------------------------------------
2002             $        0    $        0   $   49,742   $    0    $       0   $    52,227
2003             $        0    $        0   $   76,790   $    0    $       0   $    49,275
2004             $        0    $    3,601   $  110,075   $    0    $  37,696   $   110,328


For the fiscal years ending December 31, 2002, 2003, and 2004, the Adviser and the former Advisers received for their services to the Government Securities Fund, the Balanced Fund and the Multi-Cap Value Fund, and BCM received for its services as Co-Manager of the Income and Equity Fund, the fees shown in the table below.

                           GOVERNMENT      INCOME AND EQUITY                        MULTI-CAP VALUE
YEAR                    SECURITIES FUND          FUND            BALANCED FUND            FUND
----------------------------------------------------------------------------------------------------
2002                   $           6,156      $          0     $          56,848      $           0
2003                   $          43,319      $          0     $          87,760      $           0
2004                   $               0      $      3,150     $         126,943      $           0


The amounts shown for the Government Securities Fund were paid to Spectrum Asset Management Inc. ("Spectrum"), the former Adviser to the Fund. Spectrum was terminated effective November 20, 2003. No Adviser fees were paid with respect to the Fund after that date. No adviser fees were paid with respect to the Multi-Cap Value Fund during the periods in 2002 and 2003 during which Meyers Capital Management, LLC served as Adviser to the Fund. No adviser fees were paid with respect to the Fund after July 1, 2003, the effective date of Meyers Capital's resignation as Adviser to that Fund.

MANAGEMENT AND ADVISORY FEE RATES

     GOVERNMENT SECURITIES FUND

     AVERAGE DAILY NET ASSETS             MANAGEMENT FEE
     ------------------------             --------------
     First $200 million                         .65%
     next $100 million                          .60
     next $200 million                          .55
     next $250 million                          .50
     next $250 million                          .45
     over $1 billion                            .40

     INCOME AND EQUITY FUND

     AVERAGE DAILY NET ASSETS             MANAGEMENT FEE    CO-MANAGEMENT FEE
     ------------------------             --------------    -----------------
     First $100 million                         .40%              .35%
     next $100 million                          .37               .33
     next $100 million                          .34               .31
     next $100 million                          .31               .29
     next $100 million                          .28               .27
     over $500 million                          .25               .25

BALANCED FUND AND GROWTH FUND

                                                            SUB-ADVISORY FEE
                                                             (BALANCED FUND
AVERAGE DAILY NET ASSETS                  MANAGEMENT FEE          ONLY)
------------------------                  --------------  --------------------
First $200 million                              .75               .40
next $200 million                               .70               .37
next $200 million                               .65               .34
next $200 million                               .60               .31
next $200 million                               .55               .28
over $1 billion                                 .50               .25

MULTI-CAP VALUE FUND

AVERAGE DAILY NET ASSETS                  MANAGEMENT FEE
------------------------                  --------------
First $500 million                              1.00
over $500 million                                .90

SMALL CAP FUND

AVERAGE DAILY NET ASSETS                  MANAGEMENT FEE
------------------------                  --------------
First $200 million                              .75
next $200 million                               .72
next $200 million                               .69
over $600 million                               .66

EXPENSE LIMITATION AGREEMENTS. The Company bears all expenses of its operation, other than those assumed by the Manager. The Manager and the Co-Manager have voluntarily entered into Expense Limitation Agreements with certain Funds, pursuant to which they may waive their management and advisory fees, respectively, and/or absorb certain expenses for each Fund. Pursuant to these Agreements, PGIMC and, with respect to the Income and Equity Fund only, BCM will voluntarily waive their respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

FUND                             CLASS A     CLASS C
----------------------------------------------------
Government Securities             1.75%       2.50%
Income and Equity                 1.95%       2.70%
Growth                            2.65%       3.40%

For the Growth Fund only, if net expenses would exceed the above thresholds after waiver of the entire management fee, Pacific Global Investors Services Inc. ("PGIS"), the Company's transfer agent, will waive its transfer agency fees to the extent necessary to reduce class expenses to the above threshold percentages.

     If operating expenses of a Class exceed the relevant threshold after waiver of the entire management fee and, with respect to Growth Fund only, the entire transfer agency fee, PGIMC, PGIS, and BCM will not have any obligation to reimburse the Fund for the excess operating expenses. As a result, the operating expenses for the Funds may exceed the above threshold percentages. We may end or change the fee waiver arrangements on any Fund with 90 days' notice. The amounts waived by PGIMC, PGIS, BCM, are permanently waived, and PGIMC, PGIS, and BCM will have no right to recover those amounts from the Funds. No expense limitation arrangements apply to the Balanced Fund, Multi-Cap Value Fund, and the Small Cap Fund.

     All fees waived and expenses reimbursed with respect to a Class pursuant to prior expense limitation arrangements (including past fee waivers and expense reimbursements with respect to the Small Cap Fund and the Balanced Fund) are permanently waived and may not be recovered by PGIMC or BCM.

PORTFOLIO MANAGERS.

     OTHER ACCOUNTS MANAGED. The following portfolio managers, in addition to the particular Funds which they are responsible for managing, are primarily responsible for the day-to-day management of certain other accounts.


     George A. Henning, the portfolio manager of the Small Cap Fund, is primarily responsible for the management of 22 other accounts. The following table provides information about these accounts as of December 31, 2004:



                         NUMBER OF     TOTAL ASSETS     TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                         ACCOUNTS         IN THE        TO WHICH THE ADVISORY FEE IS BASED ON THE
  TYPE OF ACCOUNTS        MANAGED        ACCOUNTS            PERFORMANCE OF THAT ACCOUNT
-------------------------------------------------------------------------------------------------
Registered Investment
Companies                   1         $    21,253,857              $             0
Other Accounts              22        $    9,753,534               $             0


     No material conflicts of interest have been identified in connection with Mr. Henning's management of the Fund's investments, on the one hand, and the investments of other accounts included above, on the other. However, Mr. Henning will report any perceived conflicts of interest to the Chief Compliance Officer should they arise.


     Thomas A. Hanson, the portfolio manager of the Government Securities Fund and the Growth Fund and co-portfolio manager of the Income and Equity Fund, is primarily responsible for the management of 29 other accounts. The following table provides information about these accounts as of December 31, 2004:



                         NUMBER OF     TOTAL ASSETS     TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                         ACCOUNTS         IN THE        TO WHICH THE ADVISORY FEE IS BASED ON THE
  TYPE OF ACCOUNTS        MANAGED        ACCOUNTS            PERFORMANCE OF THAT ACCOUNT
---------------------   -----------   --------------   ------------------------------------------
Registered Investment
Companies               3             $   22,835,220               $             0
Other Accounts          29            $   19,855,995               $             0


     No material conflicts of interest have been identified in connection with Mr. Hanson's management of the Fund's investments, on the one hand, and the investments of other accounts included above, on the other. However, Mr. Hanson will report any perceived conflicts of interest to the Chief Compliance Officer should they arise.


     Shelly J. Meyers, the portfolio manager of the Multi-Cap Value Fund, is primarily responsible for the management of 48 other accounts. The following table provides information about these accounts as of December 31, 2004:



                         NUMBER OF     TOTAL ASSETS     TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                         ACCOUNTS         IN THE        TO WHICH THE ADVISORY FEE IS BASED ON THE
TYPE OF ACCOUNTS          MANAGED        ACCOUNTS            PERFORMANCE OF THAT ACCOUNT
---------------------   -----------   --------------   ------------------------------------------
Registered Investment
Companies                   1         $    8,287,031               $               0
Other Accounts              48        $   13,741,205               $               0

     No material conflicts of interest have been identified in connection with Ms. Meyer's management of the Fund's investments, on the one hand, and the investments of other accounts included above, on the other. However, Ms. Meyers will report any perceived conflicts of interest to the Chief Compliance Officer should they arise.


     Stephen K. Bache, the portfolio manager of the Balanced Fund and co-portfolio manager of the Income and Equity Fund, is primarily responsible for the management of 65 other accounts. The following table provides information about these accounts as of December 31, 2004:



                         NUMBER OF     TOTAL ASSETS     TOTAL ASSETS IN THE ACCOUNTS WITH RESPECT
                         ACCOUNTS         IN THE        TO WHICH THE ADVISORY FEE IS BASED ON THE
TYPE OF ACCOUNTS          MANAGED        ACCOUNTS            PERFORMANCE OF THAT ACCOUNT
---------------------   -----------   --------------   ------------------------------------------
Registered Investment
Companies                   2         $   46,546,085               $               0
Other Accounts              65        $   31,572,780               $               0


     No material conflicts of interest have been identified in connection with Mr. Bache's management of the Fund's investments, on the one hand, and the investments of other accounts included above, on the other. However, Mr. Bache will report any perceived conflicts of interest to the Chief Compliance Officer should they arise.


     COMPENSATION. For the fiscal year ended December 31, 2004, Mr. Henning received a fixed salary and a retirement plan, including cash and non-cash arrangements, from the Fund's Manager for services rendered including portfolio management services provided to the Fund and other investment accounts described above.

     For the fiscal year ended December 31, 2004, Mr. Hanson received a fixed cash salary from the Fund's Manager for services rendered including portfolio management services provided to the Fund and other investment accounts described above. In addition, Mr. Hanson received a varying portion of the advisory fees paid by other investment accounts. Fees paid by other investment accounts were based on the value of assets held in each account.

     For the fiscal year ended December 31, 2004, Ms. Meyers received a fixed cash salary from the Fund's Manager for services rendered including portfolio management services provided to the Fund and other investment accounts described above. In addition, Ms. Meyers received a fixed portion of the management fee paid to the Fund's Manager which is based on the value of assets held in the Fund's portfolio. Ms. Meyers also received a varying portion of the advisory fees paid by other investment accounts. Fees paid by other investment accounts were based on the value of assets held in each account.

     For the fiscal year ended December 31, 2004, Mr. Bache received compensation from BCM for portfolio management services provided to the Fund. The Fund's Manager paid a specified portion of the co-management and advisory fees to BCM based on the value of assets held in the Funds' portfolios pursuant to the Co-Management and Sub-Advisory Agreements.


     OWNERSHIP OF SECURITIES. The following table shows the dollar range of shares of each Fund beneficially owned by each portfolio manager as of December 31, 2004:


                 GOVERNMENT      INCOME                            MULTI-CAP
                 SECURITIES    AND EQUITY    BALANCED    GROWTH      VALUE     SMALL CAP
YEAR                FUND          FUND         FUND       FUND        FUND        FUND         TOTAL
--------------------------------------------------------------------------------------------------------
George A.            $1 -         $1 -         $1 -       $1 -       $1 -       $10,001 -     $10,001 -
Henning            $10,000       $10,000      $10,000    $10,000    $10,000     $50,000        $50,000

Thomas H.           None          None         None      $10,001-     $1 -         $1 -       $10,001-
Hanson                                                   $50,000    $10,000      $10,000       $50,000

Shelly J.           None          None         None       None       None         None          None
Meyers

Stephen K.          None          None       $10,001-     None        $1 -         $1 -        $10,001-
Bache                                        $50,000                 $10,000      $10,000       $50,000


     Beneficial ownership shown in the foregoing table was determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and should not be deemed an admission that any portfolio manager or any member of their immediate families is, for purposes of
Section 16 of the 1934 Act or otherwise, the beneficial owner of those securities.

DISTRIBUTION OF FUND SHARES

     PRINCIPAL UNDERWRITER. Pacific Global Fund Distributors, Inc., a wholly-owned subsidiary of the Manager, is the principal underwriter of our shares. It is located at 101 North Brand Boulevard, Suite 1950, Glendale,
CA 91203. Under the Distribution Agreement, the Distributor has agreed to use its best efforts to promote the Funds and to solicit orders for purchase of Fund shares. The Funds engage in a continuous offering of their shares. The Distributor may enter into Selling Group Agreements with unaffiliated broker-dealers for the sale of Fund shares and may sell Fund shares through banks and other financial services firms. The Distributor pays commissions to broker-dealers selling Fund shares, as described below. Sales of Fund shares may also be a factor in selecting broker-dealers to execute portfolio transactions. The Distributor may act as a broker for the Company in conformity with the securities laws and rules thereunder. For the fiscal years ending December 31, 2002, 2003, and 2004, the aggregate amount of underwriting commissions paid by the Funds and the amount retained by the Distributor are as follows:


                  AGGREGATE UNDERWRITING
    YEAR                COMMISSIONS            AMOUNT RETAINED BY DISTRIBUTOR
-----------------------------------------------------------------------------
    2002                $    39,915                     $      8,131
    2003                $    36,982                     $      7,647
    2004                $   117,396                     $     24,100



In the fiscal year ended December 31, 2004, the Funds paid the Distributor $24,100 in net underwriting discounts and commissions, $4,453 in contingent deferred sales charges, $48,533 in brokerage commissions, and $17,259 in Rule 12b-1 fees.


     DEALER REALLOWANCES.  Current sales charges and dealer concessions are:

GOVERNMENT SECURITIES FUND AND INCOME AND EQUITY FUND

                         AS
                         PERCENTAGE    AMOUNT
                         OF OFFERING   REALLOWED
 AMOUNT OF PURCHASE      PRICE         TO DEALERS*
 ------------------      -----------   -----------
Less than $ 50,000       4.75%         4.00%
$  50,000 - $  99,999    4.50%         3.75%
$ 100,000 - $ 249,999    3.50%         2.75%
$ 250,000 - $ 499,999    2.50%         2.00%
$ 500,000 - $ 999,999    2.00%         1.60%
$ 1 million and over     0.00%         see below

BALANCED FUND, GROWTH FUND, MULTI-CAP VALUE FUND AND SMALL CAP FUND

                         AS
                         PERCENTAGE    AMOUNT
                         OF OFFERING   REALLOWED
AMOUNT OF PURCHASE       PRICE         TO DEALERS*
------------------       -----------   -----------
Less than $ 25,000       5.75%         4.75%
$  25,000 - $  49,999    5.50%         4.75%
$  50,000 - $  99,999    4.75%         4.00%
$ 100,000 - $ 249,999    3.75%         3.00%
$ 250,000 - $ 499,999    2.50%         2.00%
$ 500,000 - $ 999,999    2.00%         1.60%
$ 1 million and over     0.00%         see below

     The amount reallowed to dealers is shown as a percentage of the offering price. Under certain circumstances, commissions up to the full amount of the sales charge may be reallowed to Authorized Dealers. Dealers that receive 90% or more of the sales load may be deemed to be underwriters under the Securities Act of 1933. Additionally the Distributor may use payments under the Distribution Plan or its own resources to provide additional compensation in the form of promotional merchandise, marketing support, travel or other incentive programs.

     On purchases by a "Single Purchaser" aggregating $1 million or more, the Distributor will pay Authorized Dealers an amount equal to 1% of the first $2 million of such purchases, plus .50% of the next $1 million, plus .20% of the next $1 million, plus .03% of the portion of such purchases in excess of $4 million. For this purpose, the Distributor will consider a "Single Purchaser" to be: (1) an individual and his or her spouse and minor children; and (2) a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including qualified employee benefit plans of the same employer.

     DISTRIBUTION PLAN. The Company has adopted a Plan of Distribution for its Class A Shares (the "Class A Plan") and a Plan of Distribution for its Class C Shares (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Company pays the Distributor quarterly at a rate not to exceed .0625% of the Company's average daily net assets attributable to Class A shares during the quarter. Pursuant to the Class C Plan, the Company pays the Distributor quarterly at a rate not to exceed .25% of the Company's average daily net assets attributable to Class C shares during the quarter. The Distributor, in turn, pays certain securities dealers or brokers, administrators and others ("Recipients") based on the average daily net asset value of the Class A and Class C Shares, as appropriate, of the Company owned by that Recipient or its customers during that quarter. The Distributor also retains certain Rule 12b-1 fees based on the average daily net asset value of the Fund shares owned by shareholders who are customers of the Distributor. No such payments are made to any Recipient in any quarter if the aggregate net asset value of the Class A and Class C Shares of the Company shares held by the Recipient or its customers at the end of such quarter, taken without regard to the minimum holding period, does not exceed a minimum amount. The minimum holding period and the minimum level of holdings, if any, is determined from time to time by a majority of the Directors who are not "interested persons" ("Independent Directors") of the Company. The services to be provided by Recipients may include, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Company, assisting in establishing and maintaining accounts or sub-accounts in the Company and processing purchase and redemption transactions, making the Company's investment plans and shareholder services options available, and providing such other information and services as the Distributor or the Company may reasonably request from time to time.

Other than fees paid to the Distributor with respect to its own customers, all of the fees paid to the Distributor pursuant to the Class A Plan will be used to pay Recipients for shareholder services rendered to the shareholders of the Funds, and all of the fees paid to the Distributor pursuant to the Class C Plan will be used to pay Recipients for shareholder and distribution services. Any unreimbursed expenses incurred during any quarter by the Distributor may not be recovered in later periods. The Class A Plan has the effect of increasing annual expenses of the Company by up to .25% of the Company's average daily net assets attributable to Class A shares, while the Class C Plan has the affect of increasing annual expenses of the Company by up to 1.00% of the Company's average daily net assets attributable to Class

C shares. For the fiscal year ended December 31, 2004, the Funds made the following Rule 12b-1 payments:


                                 INCOME
                 GOVERNMENT        AND                             MULTI-CAP
                 SECURITIES      EQUITY      BALANCED    GROWTH      VALUE     SMALL CAP
YEAR                FUND          FUND         FUND       FUND        FUND        FUND
------------------------------------------------------------------------------------------
Class A Shares   $   7,7132    $    7,075   $   12,446  $  2,079   $   4,081   $    30,517
Class C Shares   $   91,965    $   69,573   $  265,160  $  2,780   $  48,846   $    23,037


TRANSFER AGENT AND ADMINISTRATIVE SERVICES AGENT


     Pacific Global Investor Services, Inc. ("PGIS"), a wholly-owned subsidiary of the Manager, acts as the Transfer Agent, Dividend Disbursing Agent, and Administrative Services Agent for all of the Funds. PGIS is located at 101 North Brand Boulevard, Suite 1950, Glendale, California 91203.


     PGIS is compensated for these services by the Company pursuant to the Transfer Agency, Dividend Disbursing Agency and Administrative Service Agreement. These services include assisting the Manager by: maintaining the Company's corporate existence and corporate records; maintaining the Funds' registration under state law; coordination and supervision of the financial and accounting functions for the Funds; liaison with various agents and other parties employed by the Company (i.e. custodian, auditors, and attorneys); the preparation and development of shareholder communications and reports; computing the net asset value of the Funds; and calculating each Fund's standardized performance information. PGIS is reimbursed by the Fund for any expenditures on behalf of the Fund and is compensated for administrative services at the annual rate of 0.05% of average daily net assets, but in no event in excess of $25,000 per Fund per year. PGIS is compensated separately for transfer agency services. The transfer agency fees depend on the number of shareholder accounts for the relevant Fund, subject to a minimum annual fee of $15,000 per Fund for Class A shares and $15,000 per Fund for Class C shares. For the previous three fiscal years, PGIS received the following amounts from the Funds as fees for its services as Administrative Agent:


                 GOVERNMENT                                         MULTI-CAP
                 SECURITIES   INCOME AND     BALANCED    GROWTH       VALUE     SMALL CAP
YEAR                FUND      EQUITY FUND      FUND       FUND        FUND         FUND
------------------------------------------------------------------------------------------
2002             $    5,599   $     2,203   $    7,106  $    475   $     499   $     3,499
2003             $    8,149   $     2,891   $   10,945  $    377   $   1,275   $     3,298
2004             $    5,844   $     4,894   $   15,868  $    571   $   3,322   $     7,355

For the previous three fiscal years, PGIS received the following amounts from the Funds as fees for its services as Transfer Agent:


                 GOVERNMENT                                         MULTI-CAP
                 SECURITIES   INCOME AND     BALANCED    GROWTH       VALUE     SMALL CAP
YEAR                FUND      EQUITY FUND      FUND       FUND        FUND         FUND
------------------------------------------------------------------------------------------
2002             $   24,000   $    14,340   $   27,216  $      0   $   7,020   $    34,831
2003             $   26,000   $    26,000   $   30,133  $      0   $  26,000   $    35,712
2004             $   30,000   $    30,000   $   32,915  $      0   $  30,000   $    40,888



Through June 2002, PGIS agreed to waive its transfer fees on Class C shares of the Government Securities Fund, Income and Equity Fund, and Growth Fund to the extent necessary to allow those Funds to meet the applicable expense limitations. PGIS terminated that arrangement effective July 1, 2002. Effective February 15, 2004, PGIS will waive its transfer agency fee in certain circumstances with respect to the Growth Fund only. See "Expense Limitation Agreements" at pages S-23.


CUSTODIAN

     United Missouri Bank, N.A. ("UMB, N.A."), P.O. Box 419226, Kansas City, Missouri 64141-6226, is custodian of the securities and cash owned by the Funds. UMB, N.A. is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other custodial duties, all as directed by persons authorized by the Company. UMB, N.A. does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of UMB, N.A. and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company or Participants' Trust Company. Pursuant to the Custody Agreement, portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of UMB, N.A. and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of UMB, N.A. and may purchase or sell securities from or to UMB, N.A.

                     MANAGEMENT OF THE COMPANY AND ITS FUNDS

DIRECTORS AND OFFICERS

     Under Maryland law, the Board of Directors is responsible for the overall management and supervision of its affairs. The directors and officers of the Company, together with information as to their ages, principal addresses and business occupations during the last five years, and other information, are shown below. Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of the Company.

                             DISINTERESTED DIRECTORS

                                                                                                          OTHER
                                  POSITIONS(S)      TERM OF OFFICE                                    DIRECTORSHIPS
   NAME, ADDRESS AND             HELD WITH THE       AND LENGTH OF       PRINCIPAL OCCUPATIONS           HELD BY
         AGE                        COMPANY           TIME SERVED         DURING PAST 5 YEARS           DIRECTOR
   -----------------             -------------      --------------       ---------------------        -------------
L. Michael Haller (61)              Director          Since 1992     2004 - Present: Consultant        1995 - 2001:
5924 Colodny                                                                                            THQ, Inc.
Agoura, CA 91301                                                     2002 -2003: Executive Vice
                                                                     President, Sammy Studios
                                                                     (Entertainment Company)

                                                                     2001 - 2002: Vice President
                                                                     and Executive Producer,
                                                                     Electronic Arts; President,
                                                                     International Media Group,
                                                                     Inc. (Entertainment Company)

                                                                     2000 - 2001: Senior Vice
                                                                     President, Infogrames, Inc.
                                                                     (Entertainment Company)

                                                                     1995 - 2001: Senior Vice
                                                                     President and Director, THQ,
                                                                     Inc.

                                                                     1978 - 2001: Consultant, Asahi
                                                                     Broadcasting Corp.
                                                                     (Entertainment Company)

Takashi Makinodan, Ph.D (80)        Director          Since 1995     1992 - Present: Director,            None
1506 S. Bentley Avenue                                               Medical Treatment
Los Angeles, CA 90025                                                Effectiveness Program
                                                                     (MEDTEP), Center on Asian and
                                                                     Pacific Islanders

                                                                     1991 - Present: Associate
                                                                     Director of Research,
                                                                     Geriatric Research Education
                                                                     Clinic Center, VA Medical
                                                                     Center

                                                                                                          OTHER
                                  POSITIONS(S)      TERM OF OFFICE                                    DIRECTORSHIPS
   NAME, ADDRESS AND             HELD WITH THE       AND LENGTH OF       PRINCIPAL OCCUPATIONS           HELD BY
         AGE                        COMPANY           TIME SERVED         DURING PAST 5 YEARS           DIRECTOR
   -----------------             -------------      --------------       ---------------------        -------------
Gerald E. Miller (75)               Director          Since 1992     1992 - Present: Retired              None
5262 Bridgetown Place
Westlake Village, CA 91362

Louise K. Taylor, Ph.D (58)         Director          Since 1992     1991 - Present:                      None
325 East Huntington Dr.                                              Superintendent, Monrovia
Monrovia, CA 91016                                                   Unified School District

                INTERESTED DIRECTORS AND OFFICERS OF THE COMPANY

                                                                                                          OTHER
                                  POSITIONS(S)      TERM OF OFFICE                                    DIRECTORSHIPS
   NAME, ADDRESS AND             HELD WITH THE       AND LENGTH OF       PRINCIPAL OCCUPATIONS           HELD BY
         AGE                        COMPANY           TIME SERVED         DURING PAST 5 YEARS           DIRECTOR
   -----------------             -------------      --------------       ---------------------        -------------
Thomas M. Brinker (71)*             Director          Since 1992     2003 - Present: Retired              None
1 North Ormond Avenue
Havertown, PA 19083                                                  1970 - 2003: President, Fringe
                                                                     Benefits, Inc. /Financial
                                                                     Foresight, Ltd., d/b/a The
                                                                     Brinker Organization
                                                                     (Financial Services Companies)

                                                                                                          OTHER
                                  POSITIONS(S)      TERM OF OFFICE                                    DIRECTORSHIPS
   NAME, ADDRESS AND             HELD WITH THE       AND LENGTH OF       PRINCIPAL OCCUPATIONS           HELD BY
         AGE                        COMPANY           TIME SERVED         DURING PAST 5 YEARS           DIRECTOR
   -----------------             -------------      --------------       ---------------------        -------------
Victoria Breen (53)**             Director and      Director since   1992 - Present: Assistant            None
603 West Ojai Avenue                Assistant            1992        Secretary and Director,
Ojai, CA 93023                      Secretary                        Pacific Global Investment
                                                       Assistant     Management Company;
                                                       Secretary
                                                      since 2002
                                                                     1994 - Present: Agent,
                                                                     Transamerica Life Companies
                                                                     and Registered Principal,
                                                                     Transamerica Financial
                                                                     Advisors, Inc.

                                                                     1986 - Present: President,
                                                                     Derby & Derby, Inc. (Financial
                                                                     Services Company)

                                                                     1992 - 2002: Assistant
                                                                     Secretary, Pacific Global
                                                                     Investor Services, Inc.

Thomas H. Hanson (55)            Vice President       Since 1992     1992 - Present: Executive Vice       None
101 North Brand Boulevard,       and Secretary                       President and Director,
Suite 1950                                                           Pacific Global Investment
Glendale, CA 91203                                                   Management Company; President
                                                                     and Director, Pacific Global
                                                                     Fund Distributors, Inc.; Vice
                                                                     President and Director,
                                                                     Pacific Global Investor
                                                                     Services, Inc.

                                                                     2001 - Present: Vice
                                                                     President, Pacific Global
                                                                     Investor Services, Inc.

                                                                     1997 - 2001: Vice President
                                                                     and Director, Pacific Global
                                                                     Investment Fund Ltd.

                                                                     1992 - 2001: President,
                                                                     Pacific Global Investor
                                                                     Services, Inc.

                                                                     1993 - Present: Owner,
                                                                     Director, Chairman, President
                                                                     and CEO of TriVest Capital
                                                                     Management, Inc.

                                                                                                          OTHER
                                  POSITIONS(S)      TERM OF OFFICE                                    DIRECTORSHIPS
   NAME, ADDRESS AND             HELD WITH THE       AND LENGTH OF       PRINCIPAL OCCUPATIONS           HELD BY
         AGE                        COMPANY           TIME SERVED         DURING PAST 5 YEARS           DIRECTOR
   -----------------             -------------      --------------       ---------------------        -------------
George A. Henning (57)***        President and        Since 1992     1991 - Present: Chairman,            None
101 North Brand Boulevard,          Chairman                         President, and Director,
Suite 1950                                                           Pacific Global Investment
Glendale, CA 91203                                                   Management Company; Chairman,
                                                                     Secretary and Director,
                                                                     Pacific Global Fund
                                                                     Distributors, Inc.; Chairman,
                                                                     Secretary and Director,
                                                                     Pacific Global Investor
                                                                     Services, Inc.

                                                                     1991 - 2004: Secretary,
                                                                     Pacific Global Investment
                                                                     Management Company

                                                                     1997 - 2001: Chairman and
                                                                     Director, Pacific Global
                                                                     Investment Fund, Ltd.

Barbara A. Kelley (51)           Vice President,    Treasurer since  2004 - Present: Chief                None
101 North Brand Boulevard,      Chief Compliance         2001        Compliance Officer, Pacific
Suite 1950                        Officer, and                       Advisors Fund Inc. and Pacific
Glendale, CA 91203                  Treasurer       Vice President   Global Investment Management
                                                       and Chief     Company
                                                      Compliance
                                                     Officer since   2001 - Present: Executive Vice
                                                         2004        President, Treasurer, Pacific
                                                                     Global Investment Management
                                                                     Company; Treasurer and
                                                                     Director, Pacific Global Fund
                                                                     Distributors, Inc.; President,
                                                                     Treasurer and Director,
                                                                     Pacific Global Investor
                                                                     Services, Inc.

                                                                     1999 - Present: Director,
                                                                     Pacific Global Investment
                                                                     Management Company

Catherine L. Henning (27)          Assistant          Since 2002     2004 - Present: Secretary,
101 North Brand Boulevard,         Secretary                         Pacific Global Investment
Suite 1950                                                           Management Company
Glendale, CA 91203
                                                                     2002 - 2004: Assistant
                                                                     Secretary, Pacific Global
                                                                     Investment Management Company

                                                                     2002 - Present: Assistant
                                                                     Secretary, Pacific Global Fund
                                                                     Distributors, Inc. and Pacific
                                                                     Global Investor Services, Inc.

                                                                     1999 - Present: Marketing
                                                                     Coordinator, Pacific Global
                                                                     Investment Management Company

     *Mr. Brinker is considered an interested director because (a) he is a registered representative of Transamerica Financial Advisors, Inc. ("TFA"), a registered broker-dealer that engages in sales of Company shares under a selling agreement with the Distributor, and in that capacity he has received commissions on the sale of Company shares; (b) he is a shareholder of the Manager; and (c) a member of his immediate family is a shareholder of the Manager and a member of the Manager's Board of Directors.

     **Ms. Breen is considered an interested director because (a) she is a registered principal of TFA, a registered broker-dealer that engages in sales of Company shares under a selling agreement with the Distributor, and in that capacity she has received commissions on the sale of Company shares; (b) she is an officer of the Fund; and (c) she is a shareholder of the Manager and a member of the Manager's Board of Directors.

     ***Mr. Henning is considered an interested director because (a) he holds the positions described above with the Fund, the Manager and its affiliates; (b) by virtue of his ownership of the Manager's shares he may be deemed a "control person" of the Manager; and (c) he is Ms. Henning's father.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee, an Executive Committee, and a Nominating Committee. The respective duties and current memberships are:


     AUDIT COMMITTEE: The purpose of the Audit Committee is to seek to enhance the quality of the Company's financial accountability and financial reporting by providing a means for the disinterested directors to be informed about and oversee the Company's audit functions, to ensure the independence and accountability of the Company's auditors, approve the selection of the Company's auditors, and to review the extent and quality of the auditing efforts. The members of the Audit Committee may consult with the Company's independent auditors, as they deem appropriate, and meet with the Company's independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. L. Michael Haller, Gerald E. Miller, and Louise K. Taylor are members of the Audit Committee. During the fiscal year ended December 31, 2004, the Audit Committee met two times.

     EXECUTIVE COMMITTEE: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board in the management of the Company except as to matters when Board action is specifically required; included within the scope of such powers are matters relating to valuation of securities held in each Fund's portfolio and the pricing of each Fund's shares for purchase and redemption. George A. Henning and Victoria Breen are members of the Executive Committee. During the fiscal year ended December 31, 2004, the Executive Committee met one time.

     NOMINATING COMMITTEE: The purpose of the Nominating Committee is to identify and recommend to the Board of Directors individuals qualified to be directors of the Company, consistent with criteria approved by the Board, for appointment to the Board or to stand for election by the shareholders. The Nominating Committee has sole responsibility to select and nominate disinterested Directors of the Company. The members of the Nominating Committee are: Takashi Makinodan, Gerald Miller and Louise Taylor. During the fiscal year ended December 31, 2004, the Nominating Committee did not meet.

     The Nominating Committee will consider potential nominees submitted by shareholders. Shareholder recommendations should be submitted in writing to the Nominating Committee, c/o Pacific Global Investors Services, 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203, and they will be forwarded to the Nominating Committee. Since the Company does not hold regularly scheduled annual shareholders meetings, to be considered, shareholders recommendations must be received a reasonable time before the Company begins to print and mail proxy materials for the relevant shareholder meeting.


COMPENSATION

     The Officers of the Company and the Directors who are interested persons of the Company receive no compensation directly from the Company for performing the duties of their offices. They may receive remuneration indirectly as a result of their positions with the Investment Manager or other affiliates. The Directors who are not interested persons receive fees and expenses for Board and Committee meetings attended. The aggregate compensation paid by the Company during the fiscal year ended December 31, 2004 to each of the directors who is not an interested person of the Company is set forth in the table below. The Company does not maintain any retirement or pension plans.


                    NAME                    TOTAL COMPENSATION
          ----------------------------------------------------
          L. Michael Haller                       $  3,600
          Takashi Makinodan, Ph.D                 $  2,400
          Gerald E. Miller                        $  3,600
          Louise K. Taylor, Ph.D                  $  3,600


     The following table shows the dollar range of shares of each Fund beneficially owned by each director as of December 31, 2004:


                                       INCOME
                       GOVERNMENT        AND                                    MULTI-CAP        SMALL
                       SECURITIES       EQUITY     BALANCED       GROWTH          VALUE           CAP
NAME                      FUND           FUND        FUND          FUND           FUND            FUND          TOTAL
------------------------------------------------------------------------------------------------------------------------
Thomas Brinker         $50,001-        $10,001-    $100,001-    $10,001-        $50,001-       $10,001-      $100,001-
                       $100,000        $50,000     $500,000     $50,000         $100,000       $50,000       $500,000

Victoria Breen             None          $1 -      $10,001 -    $10,001 -       $10,001 -      $10,001 -     $100,001 -
                                       $10,000      $50,000      $50,000         $50,000        $50,000       $500,000

L. Michael Haller          None          None        None         None            None           None           None

George A. Henning      $1 - $10,000      $1 -        $1 -         $1 -             $1 -        $10,001 -      $10,001 -
                                       $10,000     $10,000      $10,000          $10,000        $50,000        $50,000

Takashi Makinodan,     $1 - $10,000      None        $1 -         None             $1 -           $1 -        $10,001 -
Ph.D                                               $10,000                       $10,000        $10,000        $50,000

Gerald E. Miller           None          None        None         None            None           None           None

Louise K. Taylor,       $10,001 -        None        None       $10,001 -         None         $10,001 -      $50,001 -
Ph.D                     $50,000                                 $50,000                        $50,000       $100,000


     Beneficial ownership shown in the foregoing table was determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and should not be deemed an admission that any director or any member of their immediate families is, for purposes of Section 16 of the 1934 Act or otherwise, the beneficial owner of those securities.

PROXY VOTING FOR SECURITIES HELD BY THE FUND

     The Board of Trustees has adopted a proxy voting policy, under which it has delegated proxy voting responsibility to the Manager, subject to Board oversight. Under this policy, the Manager is responsible for voting proxies in a manner consistent with the best interests of the Funds and their shareholders. To enable the Board to oversee the proxy voting process, the Manager will report to the Board at least annually on the Fund's proxy voting record, including a discussion of any potential conflicts or other special circumstances.

     The Manager has established a Proxy Committee to decide how to vote proxies of portfolio companies. In most instances, the Proxy Committee will determine how to vote proxies based on information developed in the course of day-to-day portfolio management activities, the proxy materials, and the guidelines in the Fund's proxy voting policy. The Proxy Committee also may consult with counsel or other advisers if it deems it appropriate, including in circumstances where a proxy raises an unusual corporate governance issue or a potential conflict of interest.

     The Proxy Committee's consideration of proxy issues focuses on the investment implications of each issue. A key factor is the potential effect on management, because the quality and depth of a company's management is an important factor in the Manager's consideration of whether to invest in a company. Thus, the Manager expects that it usually will vote in accordance with the recommendations of a company's management, unless the proxy presents unusual corporate governance or other extraordinary issues. However, the proxy policy includes guidelines with respect to certain types of issue.

     Where a proxy issues raises corporate governance issues or potential conflicts of interest, the Proxy Committee will consult with legal counsel and such other resources as the Committee deems appropriate. Since the Funds are small and their positions in portfolio companies typically are a small percentage of outstanding shares, the Proxy Committee will consider cost in determining whether or not to obtain an independent outside evaluation to determine how to vote on a significant corporate governance issue. The Proxy Committee will weigh the benefit of obtaining independent evaluations against the cost and the influence the Fund's vote may have in the outcome of the proxy issue. Generally, the Committee will not obtain an independent outside evaluation unless the Fund's investment in a company represents more than 5% of the relevant Fund's net assets and 1% of the company's outstanding voting shares.

     Where a proxy presents a potential conflict of interest, the Proxy Committee will only consider the interests of the Fund's shareholders. The evaluations of proxy issues involving a potential conflict of interest generally will involve the same types of considerations and processes as the evaluation of significant corporate governance issues. If an issue involves a potential conflict of interest and the Fund's investment in the company exceeds 5% of the Fund's net assets and 1% of the company's outstanding voting stock, however, the Proxy Committee will abstain from voting the shares unless (a) it determines that voting on that proxy issue is necessary to protect the relevant Fund's interest or (b) an independent outside evaluator concurs in the Proxy Committee's determination as to how to vote the Fund's shares. All issues involving potential conflicts of interest will be reported to the Board at the next following Board meeting.

     The proxy voting policy includes the following guidelines as to specific types of issues:

     CORPORATE GOVERNANCE - We generally oppose measures that would limit the rights of shareholders to act on possible transactions. For example, we generally oppose measures that call for a supermajority of shareholder approvals and we support cumulative voting.

     MANAGEMENT COMPENSATION - We evaluate plans on a case-by-case basis. We generally oppose compensation packages which we view as overly generous while we support programs that we believe provide reasonable incentives for performance. We also oppose programs that contain excessively dilutive stock option plans. For example, we have voted and will continue to vote against compensation packages which benefit a few management executives and are antithetical to the interests of shareholders.

     MERGERS AND ACQUISITIONS - We give careful consideration to the investment merits of any merger or acquisition involving a portfolio investment and consider, to the extent reasonable, third party analyses.

     SOCIAL AND CORPORATE RESPONSIBILITY ISSUES - We believe that it is management's responsibility to handle ordinary business matters. Accordingly, we generally vote with management recommendations on these matters. However, if the issue will negatively impact the ability of the company to achieve its investment goals, we will oppose it.

     Information on how the Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2004 are available (1) without charge, upon request, by calling us at 1-800-282-6693, and (2) on the SEC's website at www.sec.gov.

CODE OF ETHICS

     The Fund adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with the Fund. The Manager and the Advisers have included similar provisions in their Codes of Ethics (collectively the "Codes"). The Codes require all access persons to obtain prior clearance before engaging in personal securities transactions. The Codes also contain other restrictions applicable to specified types of transactions. In addition, all employees must report their personal securities transactions within 30 days after the end of the calendar quarter. Any material violation of the Codes relating to the Fund is reported to the Board of the Fund. The Board also reviews the administration of the Codes on an annual basis.

PRINCIPAL HOLDERS OF SECURITIES


     The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of any class of any Fund's shares as of March 31, 2005, are listed below:



           FUND                            SHAREHOLDER                 PERCENTAGE
---------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND (A)    Barbara A. Kelley                      20.97%
                                  101 N. Brand Blvd., Suite 1950
                                  Glendale, CA 91203

                                  Charles Schwab                         13.09%
                                  101 Montgomery Street
                                  San Francisco, CA 94101

                                  Michael P. Marcus                       7.45%
                                  1600 Rockcliff Rd.
                                  Austin, TX 78746

                                  William & Evelyn Shopp                  5.09%
                                  3382-C Punta Alta
                                  Laguna Woods, CA 92653

INCOME AND EQUITY FUND (A)        Charles Schwab                         51.51%

           FUND                            SHAREHOLDER                 PERCENTAGE
---------------------------------------------------------------------------------
                                  101 Montgomery Street
                                  San Francisco, CA 94101

BALANCED FUND (A)                 Charles Schwab                         23.68%
                                  101 Montgomery Street
                                  San Francisco, CA 94101

GROWTH FUND (A)                   Barbara A. Kelley                       5.12%
                                  101 N. Brand Blvd., Suite 1950
                                  Glendale, CA 91203

                                  Donaldson Lufkin & Jenrette             5.01%
                                  P.O. Box 2052
                                  Jersey City, NJ 07303

GROWTH FUND (C)                   Derald & Renee Hay                      5.50%
                                  140 Bellevue Ave.
                                  Springfield, PA 19064

                                  Anita Bovo                              5.48%
                                  352 Trevor Ln.
                                  Bala Cynwyd, PA 19004

                                  Hilary Nickerson                        5.11%
                                  20210 Labrador St.
                                  Chatsworth, CA 91311

SMALL CAP FUND (A)                Charles Schwab                         23.75%
                                  101 Montgomery Street
                                  San Francisco, CA 94101

The Fund believes that the shares held by the financial institutions listed above were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.


     As of March 31, 2005, the Directors and Officers of the Company, as a group, owned 8.32% of the outstanding shares of the Growth Fund, 5.77% of the outstanding shares of the Government Securities Fund, 1.43% of the outstanding shares of the Multi-Cap Value Fund, and 1.88% of the outstanding shares of the Small Cap Fund. As of March 31, 2005, the Directors and Officers of the Company, as a group, owned less than 1% of the Balanced Fund, and the Income and Equity Fund.


                                  CAPITAL STOCK

SERIES AND CLASSES OF SHARES

     The Company is authorized to issue one billion shares of common stock, $.01 par value per share. The Company has designated 300 million shares as Class A shares and 300 million shares as Class C shares. Each share of capital stock issued with respect to a Fund has a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund. Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company. The Board of Directors has the power to establish additional series or classes of shares.

     In the interest of economy and efficiency, the Company does not issue stock certificates. Shareholders of uncertificated shares have the same ownership rights as if certificates had been issued.

     The Company currently offers two Classes of shares for each Fund: Class A and Class C. Each Class represents an identical interest in a Fund's investment portfolio. Under the Company's multi-class system, shares of each Class of shares of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each Class shall have a different designation; (b) each Class of shares shall bear its "Class Expenses;" (c) each Class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each Class shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class; (e) each Class may have separate exchange privileges; and (f) each Class may have different conversion features, although a conversion feature is not currently contemplated. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes and will take appropriate action if any such conflict arises.

     Prior to the effective date of the Company's multi-class plan, the Company had one Class of shares, which was redesignated Class A. The redesignation did not change the rights and privileges of the Class A shares. For more information about the different Classes of shares of the Fund, please call 1-800-282-6693.

MEETINGS AND VOTING RIGHTS.

     The Company does not intend to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Company's Articles of Incorporation and By-Laws, including the right to call a special meeting of shareholders, upon the written request of the holders of at least 10% of the votes entitled to be cast at such meeting, for the purpose of voting on the removal of one or more Directors. Such removal may be effected upon the action of a majority of the outstanding shares of the Company. The Company has an obligation to assist in such shareholder communications.

     Shareholders are entitled to one vote per share. Shareholders of the Funds shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more Classes, in which case only the shareholders of such Class or Classes shall be entitled to vote thereon. Accordingly, shares of a Fund usually will be voted only with respect to that Fund, except for the election of directors and ratification of independent accountants. Approval by the shareholders of one Fund is effective as to that Fund. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are not transferable. Pursuant to the 1940 Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement and distribution plan relating to such Fund and of any changes in fundamental investment restrictions or policies of the Fund. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon, as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Articles of Incorporation.

                                      TAXES

     Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. As such, it must meet the requirements of Subchapter M of the Code, including the requirements regarding the source and distribution of investment income and the diversification of investments.

     If, in any taxable year, a Fund should not qualify as a RIC under the Code:
(1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders, and (2) that Fund's distributions to the extent made out of that Fund's current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax-deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the partial deduction for dividends received by corporations.

                        ADDITIONAL INFORMATION CONCERNING
                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

TRADE DATE PROCEDURES

     PURCHASING. If a purchase order is telephoned to PGIS before 4:00 pm., New York time, the purchase order becomes effective as of 4:00 p.m., New York time. If the purchase order is telephoned to PGIS after 4:00 p.m., New York time, the purchase order becomes effective as of 4:00 p.m., New York time, on the next business day.

     REDEEMING. If a request to sell shares (redemption) is received in proper form prior to the determination of net asset value on any day, the redemption is effective as of 4:00 p.m., New York time. If the request is received after the net asset value is determined, the redemption is effective as of 4:00 p.m., New York time, on the next business day.

     EXCHANGING. Shares of a Fund are exchanged for shares of other Funds at net asset value next determined following receipt of the request in proper form either by mail or telephone.

     REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Dividends and distributions of each Fund are made on the payment date, the record date, or such other date as the Board may determine. On the "ex-dividend" date, the net asset value per share excludes the dividend (i.e. is reduced by the amount of the dividend).

     SIGNATURES AND SIGNATURE GUARANTEES. The signature on a redemption or exchange request must be exactly as shown on the Application. In the interest of safety, signature guarantees are required for certain transactions. If redemption proceeds are in excess of $50,000 or are to be sent to someone other than the registered shareholder or to other than the registered address or if the transaction is an exchange of shares, a signature guarantee is required. A guarantor must be a participant in the Securities Transfer Agents Medallion Program (STAMP2000). Notary publics are not acceptable guarantors.

     TRANSACTIONS EFFECTED THROUGH CERTAIN AUTHORIZED DEALERS. We have authorized certain brokers ("Authorized Dealers") to accept purchase and redemption orders on our behalf. These Authorized Dealers are authorized to designate other intermediaries to accept purchase and redemption orders on our behalf. PGIS will be deemed to have received a purchase or redemption order placed with certain of these Authorized Dealers or designees when the Authorized Dealer or, if applicable, its authorized designee, accepts the order. If an order is accepted by such a Dealer or authorized designee before 4:00 pm., New York time, the order becomes effective as of 4:00 p.m., New York time. If the order is accepted after 4:00 p.m., New York time, the order becomes effective as of 4:00 p.m., New York time, on the next business day. The order will be priced at the relevant Fund's net asset value per share next computed after the order is accepted by the Authorized Dealer or the Authorized Dealer's designee. We reserve the right to change this procedure without notice to comply with regulatory changes.

     Orders placed with other Authorized Dealers, however, are not effective until received by PGIS. These Authorized Dealers may require that you place your order no later than a specified time before 4:00 p.m. New York time, so that your order can be transmitted to PGIS by 4:00 p.m. New York time and receive that day's price.

     You may be charged a fee if you effect transactions in Fund shares through an Authorized Dealer or an Authorized Dealer's designee.

REDUCING YOUR SALES CHARGE -- CLASS A SHARES

     The sales charge you pay on Class A shares is affected by the size of your total investment in the Funds as shown in the fee table in the Prospectus. Under the programs described below, we will combine qualifying purchases and thereby reduce the applicable sales charge. In addition, certain categories of Fund purchases also will be made at net asset value, as described below.

     SINGLE PURCHASER. In determining the front-end sales charge on Class A shares, we will combine the total amount being invested by any "Single Purchaser" in Class A shares of the Funds at any one time. A "Single Purchaser," eligible for a discount based on combining purchases, includes: (1) an individual and his or her spouse and minor children; or (2) a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including employee benefit plans created under Section 401 of the Internal Revenue Code, as well as related plans of the same employer. When you invest in Class A shares of the Funds for several accounts at the same time, you may combine these investments to reduce the applicable sales charge. You also may combine concurrent purchases of Class A shares of two or more Funds. To qualify for this discount, you must notify PGIS at the time of purchase.

     RIGHT OF ACCUMULATION. You may reduce the sales charge by combining the amount being invested in Class A shares of any Fund with certain previous purchases of Class A or Class C shares of any of the Funds by any "Single Purchaser" as described above. However, the cumulative purchase discount does not apply to direct purchases of shares of the Reserve Fund Portfolios. We will take into account your Class A and Class C shares in any Fund previously purchased on a combined basis at the current net asset value per share of each appropriate Fund, in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A and Class C shares of the Funds that are still held in one of the Funds will be included in the calculation. If you wish to use this right of accumulation, you must notify PGIS at the time your order is placed, and when each subsequent order is placed. When you send your payment to PGIS, you must specify by account number all accounts to be included under "Right of Accumulation".


     LETTER OF INTENT. The Letter of Intent provides an opportunity for you (or any Single Purchaser as described above) to reduce your sales charge on Class A shares by permitting you to aggregate your investments in qualifying accounts to be included over a thirteen-month period. Your initial purchase of Class A shares must be at least 5% of the stated investment goal. When you submit a Letter of Intent to PGIS, each investment made during the thirteen-month period in Class A shares of any Fund will receive the sales charge applicable to the total amount of the investment goal indicated in your Letter of Intent. PGIS will hold in escrow Class A shares equal to the dollar amount of the maximum sales charge applicable to the Fund(s) invested in, until your purchases of Class A shares reach the total stated investment goal. If your purchases do not reach that goal, PGIS will apply the escrowed shares to pay the applicable sales charge. Each payment sent directly to PGIS must indicate that a Letter of Intent is on file along with all account numbers for each Fund or Eligible Fund associated with the Letter of Intent. ("Eligible Funds" are explained on page S-44 below.) The Letter of Intent may apply to purchases made up to 90 days before PGIS receives and accepts it. To take advantage of this opportunity to reduce your sales charge, you must first complete a Letter of Intent and submit it to PGIS for its approval.


     WAIVER OF INITIAL SALES CHARGE OF CLASS A SHARES. We will not charge the initial sales charge on Class A shares of the Funds to the following categories of transactions:

     (1) shares bought through the reinvestment of your dividends and capital gains distributions;

     (2) purchases by directors, officers, or bonafide employees of the Company, the Manager, the Advisers, the Distributor, the PGIS, and by members of their immediate families (defined as follow: spouse, civil union or domestic partner; common law spouse; parents; stepparents; grandparents; parents-in-law; children; grandchildren; siblings; brothers-in-law and sisters-in-law);

     (3) purchases by clients of the Manager;

     (4) purchases by registered investment advisers for their counsel accounts;

     (5) purchases by registered representatives and other employees of Authorized Dealers and by members of their immediate families; and

     To qualify for this waiver, transactions in categories (2) through (5) must also meet the following conditions: (a) the order must originate with the member of the category thus qualified; (b) no sales effort shall be required in connection with such purchase; (c) the purchaser shall satisfactorily establish his or her employment or immediate relationship upon request; and (d) the purchaser shall agree that any such purchase is for investment purposes only and the securities purchased will not be resold except to that Fund.

     In addition, purchases of Class A shares may be made at net asset value by the following "Other Purchasers": (1) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (2) clients of such investment advisers or financial planners who place trades for their own accounts if their accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (3) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." You should be aware that you may be charged a fee if you effect transactions in Fund shares through a broker or agent.


     Class A shares are offered at net asset value in the circumstances described above because of anticipated economies in sales efforts and sales related expenses. We may terminate, or amend the terms of, the offering of Class A shares of the Funds at net asset value at any time. Also see "Exchanges of Shares" on pages S-43 to S-44 below.


ADDITIONAL SHAREHOLDER SERVICES

     AUTOMATIC INVESTMENT PLAN. You may make regular monthly investments through automatic withdrawals from your bank account. Your monthly investment amount must be at least $25 to purchase Class A shares and $100 to purchase Class C shares. Once a plan is established, your bank account will usually be debited by the 5th or 20th day of the month.

     AUTOMATIC REINVESTMENT. We automatically reinvest your dividends and capital gain distributions on Fund shares in additional shares of the same Class of shares of the same Fund, at no sales charge, unless you advise us otherwise in writing. You also may elect to have dividends and/or capital gain distributions paid in cash or reinvested in the Eligible Funds.

     ACCOUNT STATEMENTS. We will send you a statement of all account activity after the end of each calendar quarter. Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.

     AUTOMATIC WITHDRAWAL PLANS. If your account value is at least $10,000, you may establish an Automatic Withdrawal Plan. We automatically will transfer the proceeds from scheduled redemptions of shares to your pre-designated bank account on either the 15th or the 30th of each month. Payments are in equal dollar amounts and must be at least $25. All dividends and distributions on shares under an Automatic Withdrawal Plan must be reinvested in additional Fund shares.

     You may establish an Insurance Premium Automatic Withdrawal Plan ("IP Withdrawal Plan") to fund the scheduled payment of premiums for certain eligible insurance policies. You must have a minimum account value of $5,000 to establish an IP Withdrawal Plan. The proceeds from your scheduled redemptions to fund the premium payments will be transmitted to your insurance company as instructed on your IP Withdrawal Plan Authorization Form. Your insurance company may establish other conditions affecting your required investment in the Fund. Applicable forms and further information regarding the IP Withdrawal Plan are available from your Authorized Dealer or PGIS.

     Generally, because of the initial sales charge, it may not be advisable for you to purchase additional Class A shares while you are participating in an Automatic Withdrawal Plan. You also should consider that automatic withdrawals from relatively active portfolios entail the risk that the automatic redemptions may occur at a time when net asset value of the portfolio has fluctuated downward.

     AUTOMATIC EXCHANGE PLANS. If your account value is at least $50,000, you may establish an Automatic Exchange Plan. We automatically will exchange shares between the Funds that you designate, including the Eligible Funds, on either the 15th or the 30th of each month. The amounts exchanged must equal at least $100. Each exchange will be for the same dollar amount. All dividends and distributions on shares covered by an Automatic Exchange Plan must be reinvested in additional Fund shares. Exchanges under an Automatic Exchange Plan are subject to the requirements and conditions described in "Exchange of Shares" on pages S-43 to S-44 below. Requests to establish an Automatic Exchange Plan must be submitted in writing. Also see "Policies on Market Timing and Excessive Trading" on page 48 of the prospectus.


TELEPHONE EXCHANGES AND REDEMPTIONS

     EXCHANGES. To place a telephone exchange request, call PGIS at 1-800-282-6693. PGIS may record your call. By exchanging shares by telephone, you are acknowledging receipt of a Prospectus of the Fund or Eligible Fund to which the exchange is made and, for full or partial exchanges, the terms of any special account features. Automatic Withdrawal Plans and retirement plan contributions will be transferred to the new account unless PGIS is otherwise instructed. You and your dealer representative of record automatically have telephone exchange privileges unless and until you give PGIS written instructions canceling those privileges. PGIS and the Funds will not be responsible for the authenticity of telephone instructions nor for any loss, damage, cost or expense arising out of any telephone instructions that PGIS reasonably believes to be authentic based on its verification procedures. Such procedures may include requiring certain personal identification information prior to acting on telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If PGIS does not employ reasonable verification procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests. Also see "Policies on Market Timing and Excessive Trading" on page 48 of the prospectus.

     REDEMPTIONS. You may redeem shares by telephone. We will mail the proceeds to your registered address or wire them to your predesignated bank account. Our procedures and any limitations are designed to minimize unauthorized exercise of the privilege.

     To redeem shares by telephone, call PGIS at 1-800-282-6693. PGIS may record any call. If all lines are busy, telephone redemptions may not be available and you may need to use the Funds' other redemption procedures instead. Requests received by PGIS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are not available for UMB Bank, N.A.-sponsored retirement plans. You and your dealer representative of record automatically have telephone redemption privileges, unless PGIS receives cancellation instructions from you. If an account has multiple owners, PGIS may rely on the instructions of any one owner. PGIS and the Fund will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions for an account that PGIS reasonably believes to be authentic, based on its procedures for verification.

     For redemptions paid by check, you may redeem up to $25,000 by telephone, once in each 30-day period. You may request a redemption in excess of $25,000 by submitting a written request. If you redeem by telephone, the check must be payable to you and any joint shareholder and sent to the address of record for the account. You may not exercise this privilege if the address of record has been changed within 30 days of a telephone redemption request. Shares held in corporate-type retirement plans for which UMB Bank, N.A. serves as trustee may not be redeemed by telephone, telex, fax or telegraph.

EXCHANGES OF SHARES

     EXCHANGE PRIVILEGE. You may exchange shares into other Funds. However, Class A shares of a Fund may be exchanged only for Class A shares of the other Funds or shares of the Reserve Fund Portfolios. Class C shares of a Fund may be exchanged only for Class C shares of the other Funds and shares of the Reserve Fund Portfolios. In the future, the Distributor may make arrangements for exchanges of Class A and Class C Fund shares for shares of other mutual funds. We process exchange redemptions and purchases simultaneously at the share prices next determined after the exchange order is received in proper form, as noted below. You may make an exchange by mail or by telephone. The first five exchanges in each calendar year are free. After that, a $10.00 service fee applies to each exchange. Also see "Policies on Market Timing and Excessive Trading" on page 48 of the prospectus.

     BY MAIL: Proper form for an exchange by mail requires a written request to PGIS properly signed by all registered owners indicating the Fund name, account number, and shares or dollar amount to be transferred into which Fund.


     BY TELEPHONE: If you accepted telephone exchange privileges, you or your dealer representative may telephone your exchange instructions to PGIS. Proper form for an exchange by telephone requires identification by shareholder social security number or other personal identification, the Fund name, account number and shares or dollar amount to be transferred into which Fund. See "Telephone Exchanges and Redemptions" on page S-42 above.


     OTHER INFORMATION. No sales charge applies to exchanges, except certain exchanges involving the shares of the Reserve Fund. Exchanges of shares from Reserve Fund Portfolios for Class A shares are subject to applicable sales charges on the Fund being purchased, unless those Reserve Fund Portfolios shares were acquired by an exchange from Class A Fund shares or by reinvestment of dividends or capital gain distributions on such Reserve Fund Portfolio shares.

     The following conditions must be met for all exchanges: (1) shares of the Fund selected for exchange must be available for sale in the shareholder's state of residence; and (2) newly-purchased (by initial or subsequent investment) shares are held in an account for at least 15 days and all other shares at least one day prior to the exchange. In addition to the conditions stated above, shares of Reserve Fund Portfolios purchased without a sales charge may be exchanged for Class A shares of the Funds and Eligible Funds offered with a sales charge upon payment of the sales charge or, if applicable, may be used to purchase Class C shares of the Funds or shares of Eligible Funds subject to a contingent deferred sales charge ("CDSC"); and Class A shares of the Funds acquired by reinvestment of dividends or distributions from any Eligible Fund may be exchanged at net asset value for shares of any Eligible Fund. No CDSC is imposed on exchanges of shares of a Fund subject to a CDSC for Class C shares of another Fund. However, the shares so acquired will continue to be subject to a CDSC on the terms and for the period applicable to the exchanged shares.

     We may modify, suspend or discontinue the exchange privileges at any time and will do so on 60 days' notice, if such notice is required by regulations adopted under the 1940 Act. The notice period may be shorter if applicable law permits. We reserve the right to reject telephone or written requests submitted in bulk on behalf of 10 or more accounts. Telephone and written exchange requests must be received by PGIS by 4:00 p.m., New York time, on a regular business day to take effect that day. The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above. Only shares available for exchange without restriction will be exchanged.

     Shares to be exchanged are redeemed on the business day PGIS receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either Fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. In our discretion we may refuse any exchange request that will disadvantage a Fund, such as an exchange that would cause the Fund to sell portfolio securities in such quantities and at such time that would result in significant losses to a Fund.

     EXCHANGES TO ELIGIBLE FUNDS. The Distributor has arranged for shares of the Reserve Fund Portfolios ("Eligible Funds") to be available in exchange for either Class A or Class C shares of the Funds. The Distributor may arrange for other funds to become Eligible Funds. The exchange privilege to the Eligible Funds does not constitute an offering or recommendation of the shares of any Eligible Fund by the Company or the Manager. Each Eligible Fund's administrator may compensate the Distributor for administrative services it performs with respect to that Eligible Fund. The compensation is based on the average daily net asset value of shares of the Eligible Funds acquired through the exchange privilege. PGIS may perform services for the Distributor in connection with exchanges between the Funds and the Eligible Funds.

     The Eligible Funds have different investment objectives and policies. For more information, including any charges and expenses, a prospectus of the Eligible Fund into which the exchange is being made should be read prior to an exchange. Dealers or brokers who process exchange orders on behalf of customers may charge a fee for their services. Those charges may be avoided by making the request directly to the Funds to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

REDEMPTION

     REDEMPTION PAYMENTS. Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. The Company, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all requests for redemption made by such shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund's net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Company's Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Company does not anticipate making redemptions-in-kind. If you ask us to send you your proceeds by overnight delivery, we currently charge you $20.00 to cover the mailing costs. We deduct this fee from your proceeds.

     SUSPENSION OF REDEMPTIONS. We may suspend the right to redeem shares or to receive payment with respect to any redemption of shares of the Funds: (i) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable; or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.


     STANDARD PROCEDURES. To redeem some or all of your shares in a Fund, generally you must send PGIS a signed written request that specifies the account number and either the dollar amount or the number of shares to be redeemed. We may require additional documentation for redemptions by business entities and organizations or by a single purchaser such as a trustee or guardian. Similar procedures apply to exchanges between the Funds and the Eligible Funds. See "Telephone Exchanges and Redemptions" on page S-42 above and "Signatures and Signature Guarantees" on page S-39 above.


     WIRE TRANSFERS OF REDEMPTION PROCEEDS. For the protection of shareholders and the Company, you must place wire transfer instructions on file with us prior to executing any request for the wire transfer of redemption proceeds. You may change the bank account previously designated by written request, which must include appropriate signature guarantees, a copy of any applicable corporate resolution, or other relevant documentation. We charge a $25.00 fee for each outgoing wire redemption.

     CONTINGENT DEFERRED SALES CHARGE -- CLASS A SHARES. We generally will deduct a contingent deferred sales charge ("CDSC") from your redemption proceeds of Class A shares purchased in amounts aggregating $1 million or more if they are redeemed within 18 months of the end of the calendar month of their purchase. The CDSC will equal 1% of the lesser of the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or distributions) or the original cost of such shares. However, your total CDSC will not exceed the total dealer reallowances paid on your Class A shares that are subject to a CDSC. In calculating the CDSC, we will combine all redemptions of a "Single Purchaser" (as defined in "Reducing Your Sales Charge - -- Class A Shares" on page S-39above). We will not charge a CDSC on Class A shares that you acquired through transactions described in "Waiver of Initial Sales Charge on Class A Shares" on pages S-40to S-41 above. We also will not charge a CDSC in the case of redemptions of Class A shares made for: (1) retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Section 401(a) of the Internal Revenue Code, or from IRAs, or other employee benefit plans; (2) returns of excess contributions to such retirement or employee benefit plans; (3) Automatic Withdrawal Plan payments limited to no more than 12% of the original account value annually; and
(4) involuntary redemptions of Class A shares by operation of law or under procedures set forth in the Fund's Articles of Incorporation or as adopted by the Board of Directors.


     Class A shares on which a CDSC was paid at the time of redemption and which are subsequently reinvested under the "Reinvestment Privilege" will be credited with payment of the CDSC on such reinvestment if identified by the shareholder at the time of reinvestment. Additionally, no CDSC is charged on exchanges, pursuant to the Fund's "Exchanges to Eligible Funds," of Class A Fund shares purchased subject to a CDSC, except that if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the CDSC will apply. In determining whether a CDSC is payable, and the amount of any such CDSC, Class A shares not subject to a CDSC are redeemed first, including Class A shares purchased by reinvestment of dividends and distributions, and then other Class A shares are redeemed in the order of purchase.

     CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A CDSC of 1% of the offering price (net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of Class C shares made within one year of the purchase date. We will waive the CDSC on Class C shares in the case of redemptions of Class C shares made for: (1) retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Section 401(a) of the Internal Revenue Code, or from IRAs, or other employee benefit plans; (2) returns of excess contributions to such retirement or employee benefit plans;
(3) Automatic Withdrawal Plan payments limited to no more than 12% of the original account value annually; and (4) involuntary redemptions of Class C shares by operation of law or under procedures set forth in the Fund's Articles of Incorporation or as adopted by the Board of Directors.

     Class C shares on which CDSC was paid at the time of redemption and which are subsequently reinvested under the "Reinvestment Privilege" will be credited with payment of the CDSC on such reinvestment if identified by the shareholder at the time of reinvestment. Additionally, no CDSC is charged on exchanges, pursuant to the Fund's "Exchanges to Eligible Funds," of Class C Fund shares purchased subject to a CDSC, except that if the shares acquired by exchange are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class C shares, the CDSC will apply. In determining whether a CDSC is payable, and the amount of any such CDSC, Class C shares not subject to CDSC are redeemed first, including Class C shares purchased by reinvestment of dividends and distributions, and then other Class C shares are redeemed in the order of purchase.

     REINVESTMENT PRIVILEGE. In addition, you may reinvest, in a Fund from which you redeemed, the proceeds of a full or partial redemption of your Class A Fund shares without payment of a sales charge upon such reinvestment in Class A shares where (1) the reinvestment is effected within 60 days of the prior redemption, (2) the amount reinvested does not exceed your redemption proceeds,
(3) such reinvestment privilege has not been previously utilized by you in the current calendar year and (4) you notify the Transfer Agent for the applicable Fund that you are entitled to reinvest your redemption proceeds in the particular Fund at that Fund's net asset value per share next determined after receipt of such request. If you qualify for a no sales charge purchase, please contact PGIS for details and appropriate forms.

RETIREMENT PLANS

     Fund shares are available in connection with tax benefited retirement plans established under Sections 401(a) and 403(b) of the Internal Revenue Code ("Code"), IRAs and SEP-IRAs under Section 408 of the Code, and corporate sponsored profit-sharing plans. Various initial, annual maintenance and participant fees may apply to these retirement plans. Applicable forms and information regarding plan administration, all fees, and other plan provisions are available from your Authorized Dealer or PGIS.

ADDRESS CHANGES AND LOST SHAREHOLDER ACCOUNTS

     Please notify us promptly of address changes. If the address in our records becomes incorrect (for example, you move without providing a new address to us), we will exercise reasonable care to ascertain your correct address. Except as provided below, we will conduct two database searches at no charge to you to locate your correct address. The first search will be conducted between three to 12 months after the first mailing is returned as undeliverable, and the second search between six and 12 months after the first. If we conduct additional searches, a lost shareholder fee of $25.00 will be deducted from your account. We will not conduct additional searches more frequently than semi-annually.

     We will not search for your address if your account balance is less than $25.00, if you are not a natural person, or if we receive documentation that you are deceased. If we cannot locate you, your account may be escheated to the state of your last residence in our records in accordance with applicable law.

     No interest will accrue on amounts represented by uncashed distribution or redemption checks, although we reserve the right to reinvest any dividend check that remains outstanding longer than six months.

                             PORTFOLIO TRANSACTIONS

     The Company has no obligation to do business with any broker-dealer or group of broker-dealers in executing transactions in securities. In placing orders, the PGIMC and BCM are subject to the Company's policy to seek the best available price and most favorable execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm's general execution and operating facilities. The Company has authorized the PGIMC and BCM to pay higher commissions in recognition of brokerage services which, in an Adviser's opinion, are necessary to achieve best execution, provided PGIMC or BCM believes this to be in the best interest of the relevant Fund. PGIMC and BCM may also rank broker-dealers based on the value of their research services and include such ranking as a selection factor.

     PGIMC and BCM, subject to seeking best price and execution, is authorized to cause a Fund to pay broker-dealers that furnish brokerage and research services (as defined by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) a higher commission than that charged by another broker-dealer that does not furnish such brokerage and research services. PGIMC or BCM must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of PGIMC's or BCM's responsibilities to the Funds or other accounts, if any, as to which it exercises investment discretion.

     PGIMC's and BCM's other accounts may have investment objectives and programs that are similar to those of the Funds they advise. Accordingly, occasions may arise when PGIMC or BCM engages in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and programs of the Fund it advises and other accounts. On those occasions, PGIMC or BCM will allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Board of Directors. Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

     The Distributor, a registered broker-dealer, may act as broker for the Company, in conformity with the securities laws and rules thereunder. The Distributor is a fully owned subsidiary of the Manager. In order for the Distributor to effect any portfolio transactions for the Company on an exchange or board of trade, the commissions received by it must be reasonable and fair compared to the commissions paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. The Company's Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to the Distributor and periodically reviews these procedures. The Distributor will not act as principal in effecting any portfolio transactions for the Company.

     For the prior three fiscal years, the total brokerage commissions paid by each Fund were as follows:


                 GOVERNMENT     INCOME                               MULTI-CAP
                 SECURITIES   AND EQUITY    BALANCED      GROWTH       VALUE       SMALL CAP
YEAR                FUND         FUND         FUND         FUND        FUND          FUND
---------------------------------------------------------------------------------------------
2002             $    6,025   $    7,247   $   42,692   $    2,836   $   11,294   $   36,411
2003             $    3,648   $    2,635   $   31,438   $    1,448   $    8,490   $   45,383
2004             $    5,735   $    5,012   $   27,734   $    1,513   $   26,376   $   58,820



No amounts were paid to brokers that provided research and brokerage services.


     For the prior three fiscal years, the total brokerage commissions paid by each Fund to the Distributor were as follows:


                 GOVERNMENT     INCOME                               MULTI-CAP
                 SECURITIES   AND EQUITY    BALANCED      GROWTH       VALUE       SMALL CAP
YEAR                FUND         FUND         FUND         FUND        FUND          FUND
---------------------------------------------------------------------------------------------
2002             $        0   $    2,671   $        0   $      692   $        0   $   27,266
2003             $    1,151   $    1,194   $    2,002   $      437   $      767   $   29,223
2004             $    2,745   $    2,937   $    9,244   $      541   $        0   $   33,066



     Of these amounts, no amounts were paid to brokers that provided research and brokerage services. For the fiscal year ending December 31, 2004, brokerage commissions paid to the Distributor constituted 48% of all brokerage commissions paid by the Government Securities Fund, 59% of all brokerage commissions paid by the Income and Equity Fund, 33% of all brokerage commissions paid by the Balanced Fund, 36% of all brokerage commissions paid by the Growth Fund, and 56% of all brokerage commissions paid by the Small Cap Fund. For the fiscal year ended December 31, 2004, the dollar value of commissionable portfolio transactions effected through the Distributor constituted 12% of all such transactions effected by the Government Securities Fund, 88% of all such transactions effected by the Income and Equity Fund, 48% of all such transactions effected by the Balanced Fund, 100% of all such transactions effected by the Growth Fund, and 80% of all such transactions effected by the Small Cap Fund.

                            VALUATION OF FUND SHARES

     Class A Fund shares are sold at their offering price, which is the net asset value per share plus the applicable front-end sales charge. As described elsewhere in this SAI, however, certain purchases of Class A shares are made at net asset value. The public offering price of Class C shares is the next determined net asset value per share.

     The net asset value of per share of each Fund is usually calculated as of the close of regular trading on the NYSE, currently 4:00 pm., New York time, on every day the NYSE is open for trading, except on days where both (i) the degree of trading in a Fund's portfolio securities would not materially affect the net asset value of that Fund's shares and (ii) no shares of a Fund were tendered for redemption or no purchase order was received. The NYSE is open Monday through Friday except on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     The assets of the Fund are valued as follows:

     COMMON STOCKS, PREFERRED STOCKS, AND CONVERTIBLE PREFERRED STOCKS of issuers listed on national securities exchanges and certain OTC issues traded on the NASDAQ national market system, including ADRs, are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities.

     SHORT-TERM DEBT INSTRUMENTS WITH A REMAINING MATURITY OF 60 DAYS OR LESS are valued on an amortized cost basis. When a security is valued at amortized cost, it is valued at its cost when purchased and thereafter by assuming a constant amortization to maturity of any discount or premium.

     SHORT-TERM DEBT INSTRUMENTS WITH A REMAINING MATURITY OF MORE THAN 60 DAYS, BONDS, CONVERTIBLE BONDS, AND OTHER DEBT SECURITIES are generally valued at prices obtained from a bond pricing service. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, subject to oversight and review by the Company's Board of Directors, in circumstances where the Manager deems it appropriate to do so, the mean of the bid and asked prices for OTC securities or the last available sale price for exchange traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.

     FOREIGN SECURITIES primarily traded on foreign securities exchanges are generally valued at the preceding closing value of such security on the exchange where they are primarily traded. A foreign security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued first by using the mean between the last current bid and asked prices or, second, by using the last available closing price. All foreign securities traded in the OTC securities market are valued at the last sales quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign OTC securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

     OPTIONS are valued at the last sale price on the market where any such option is principally traded, or, if no sale occurs on the applicable exchange on a given day, the option will be valued at the average of the quoted bid and asked prices as of the close of the applicable exchange.

     OTHER SECURITIES AND ASSETS for which market quotations are not readily available or for which valuation cannot be determined or for which the price obtained is deemed erroneous or unreliable or the value of a portfolio security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded, are valued at fair value in accordance with guidelines approve by the Company's Board of Directors. Under these guidelines, all determinations of asset values using "fair value" valuation are reviewed by the Board of Directors at their next following meeting using their good faith business judgment. Where fair value pricing is employed, the securities prices used to calculate NAV may differ from quoted or published prices for the same securities.

                             PERFORMANCE INFORMATION

     From time to time a Fund may publish its average annual total return in its advertising, marketing material and communications to shareholders. A Fund's average annual total return, which is the rate of growth of a Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified, is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; (2) all recurring fees are included for applicable periods; and (3) the maximum current sales load, if any, is deducted from the initial investment.

     Comparative performance information also may be used from time to time in advertising or marketing a Fund's shares. A Fund's total return may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return on Fund shares may be compared to data prepared by Lipper Analytical Services, Inc. and/or Money, Forbes, Business Week and Fortune magazines, newspapers or other investment performance services. In addition, a Fund's total return may be compared to an index such as the S&P 500. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. For these purposes, the performance of a Fund, as well as the performance of other mutual funds or indices, does not reflect sales charges, the inclusion of which would reduce performance.


                   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, whose address is 725 S. Figueroa Street, Los Angeles, California 90017, has been appointed as the independent registered public accounting firm for the Company. Their selection was approved by the Manager, by the Audit Committee of the Board of Directors and by the Company's Board of Directors.


                              FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended December 31, 2004 are included in the Company's Annual Report, which is, except for pages 1 through 2 thereof, incorporated herein by reference and accompanies this Statement of Additional Information.


     The financial highlights for the fiscal years ended December 31, 2000, 2001, 2002, 2003, and 2004 that are included in the Prospectus and the financial statements for the fiscal year ended December 31, 2004, that are incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein.

                          SPECIMEN PRICE MAKE UP SHEET

     The following table illustrates how we calculate the offering price of each Fund, based on the Funds' assets and total shares outstanding as of December 31, 2004.

                                 CLASS A SHARES


                               VALUE OF
                             REGISTRANT'S
                               PORTFOLIO
                              SECURITIES      NUMBER OF      NET ASSET       MAXIMUM     TOTAL OFFERING
                               AND OTHER     OUTSTANDING     VALUE PER    INITIAL SALES     PRICE PER
          FUND                  ASSETS         SHARES          SHARE         CHARGE           SHARE
-------------------------------------------------------------------------------------------------------
Government Securities Fund   $  2,487,409     261,507      $       9.51   $       0.47    $       9.98
Income and Equity Fund       $  3,611,257     345,400      $      10.46   $       0.52    $      10.98
Balanced Fund                $  5,870,770     354,397      $      16.57   $       1.01    $      17.58
Growth Fund                  $  1,151,707     140,044      $       8.22   $       0.50    $       8.72
Multi-Cap Value Fund         $  2,270,028     192,936      $      11.77   $       0.72    $      12.49
Small Cap Fund               $ 17,400,586     683,099      $      25.47   $       1.55    $      27.02


                                 CLASS C SHARES


                                 VALUE OF REGISTRANT'S     NUMBER OF
                                  PORTFOLIO SECURITIES    OUTSTANDING    TOTAL OFFERING
          FUND                      AND OTHER ASSETS        SHARES       PRICE PER SHARE
----------------------------------------------------------------------------------------
Government Securities Fund            $  7,425,994            800,746       $   9.27
Income and Equity Fund                $  7,738,476            772,172       $  10.02
Balanced Fund                         $ 29,325,582          1,817,657       $  16.13
Growth Fund                           $    420,377             53,974       $   7.79
Multi-Cap Value Fund                  $  6,017,003            521,184       $  11.54
Small Cap Fund                        $  3,853,271            164,366       $  23.44

                                    APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS

     The ratings of certain debt instruments in which the Funds may invest are described below.

MOODY'S INVESTORS SERVICE, INC. - BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered to be medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements, and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S CORPORATION - BOND RATINGS

     AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A--Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

PART C. OTHER INFORMATION

Item 23. EXHIBITS

(6)    1(a)     Articles of Incorporation.

(6)    1(b)     Amendment One to Articles of Incorporation.

(2)    1(c)     Articles of Amendment of the Articles of Incorporation dated
                June 28, 1997.

(4)    1(d)     Articles Supplementary to Articles of Incorporation dated
                December 10, 1997.

(5)    1(e)     Articles Supplementary to Articles of Incorporation dated
                February 8, 1999.

(9)    1(f)     Articles Supplementary to Articles of Incorporation dated
                January 3, 2002.

(6)    2        Amended and Restated By-Laws.

       3        See Exhibits 1 and 2.

(6)    4(a)     Investment Management Agreement by and between Pacific Global
       Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Government Securities Fund, and Pacific Global Investment Management Company.

(6)    4(c)     Investment Management Agreement by and between Pacific Global
       Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Income and Equity Fund (formerly, the Income Fund), and Pacific Global Investment Management Company.

(6)    4(d)     Investment Management Agreement by and between Pacific Global
       Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

(13)   4(e)     Sub-Advisory Agreement by and among Pacific Global Fund, Inc.
       d/b/a Pacific Advisors Fund Inc., on behalf of Balanced Fund, Pacific Global Investment Management Company, and Bache Capital Management, Inc.

(6)    4(f)     Investment Management Agreement by and between Pacific Global
       Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and Pacific Global Investment Management Company.

(13)   (4)(g)   Co-Management Agreement by and between Pacific Global Fund,
       Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Income and Equity Fund, Pacific Global Investment Management Company and Bache Capital Management, Inc.

(11)   4(h)     Investment Management Agreement by and between Pacific Global
       Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Growth Fund, and Pacific Global Investment Management Company.

(13)   4(i)     Investment Management Agreement by and between Pacific Global
       Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Multi-Cap Value Fund, and Pacific Global Investment Management Company

(6)    5(a)     Distribution Agreement between Pacific Global Fund, Inc. d/b/a
       Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(4)    5(b)     Amendment to Distribution Agreement between Pacific Global Fund,
       Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(5)    5(c)     Amendment to Distribution Agreement between Pacific Global Fund,
       Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(10)   5(d)     Amendment to Distribution Agreement between Pacific Global Fund,
       Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(13)   5(e)     Amendment to Distribution Agreement between Pacific Global Fund,
       Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

       6        Not applicable.

(1)    7(a)     Custody Agreement by and between Pacific Global Fund, Inc. d/b/a
       Pacific Advisors Fund Inc. and UMB Bank, N.A.

(5)    7(b)     Amendment to Appendix B to Custody Agreement by and between
       Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and UMB Bank, N.A.

(10)   7(c)     Amendment to Appendix B to Custody Agreement by and between
       Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and UMB Bank. N.A.

(6) 8(a)(1) Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investors Services, Inc.

(4) 8(a)(2) Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investors Services, Inc.

(10) 8(a)(3) Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investors Services, Inc.

(13) 8(a)(4) Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investors Services, Inc.

(1) 8(b)(1) Accounting Services Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund, Inc. and Pacific Global Investors Services, Inc.

(10) 8(b)(2) Amendment to Accounting Services Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investors Services, Inc.

(12) 8(c)(2) Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Government Securities Fund, and Pacific Global Investment Management Company.

(12) 8(d)(2) Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Income and Equity Fund, Pacific Global Investment Management Company, and Bache Capital Management, Inc.

(3)    8(e)     Expense Limitation Agreement by and between Pacific Global Fund,
       Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

(3) 8(f)(1) Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and Pacific Global Investment Management Company.

(12) 8(f)(2) Amendment to the Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and Pacific Global Investment Management Company.

(4) 8(g)(1) Amendment to Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

(12) 8(g)(2) Amendment to the Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

(12) 8(h)(2) Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Growth Fund, Pacific Global Investment Management Company, and Pacific Global Investors Services, Inc.

(12) 8(i)(2) Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Multi-Cap Value Fund, and Pacific Global Investment Management Company.

(5)    9(a)     Opinion and Consent of Counsel regarding the legality of the securities being registered.

(10)   9(b)     Opinion and consent of Counsel regarding the legality of the securities being registered.


       10       Consent of Ernst & Young, LLP, Independent Auditors
(filed herewith).


       11       Not applicable.

(5)    12       Form of Subscription Agreement.

(6)    13(a)    Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares.

(6)    13(b)    Agreement Pursuant to Plan of Distribution for Class A Shares.

(3)    13(c)    Plan of Distribution Pursuant to Rule 12b-1 for Class C Shares.

(3)    13(d)    Agreement Pursuant to Plan of Distribution for Class C Shares.

(10)   13(e)    Form of Amendment to Agreement Pursuant to the Plan of
Distribution for Class A Shares.

(10)   13(f)    Form of Amendment to Agreement Pursuant to the Plan of
Distribution for Class C Shares.

(3)    14(a)    Rule 18f-3 Multiple Class Plan.

(10)   14(b)    Amended Schedule A to Rule 18f-3 Multiple Class Plan.

(10)   14(c)    Amended Schedule B-1 to Rule 18f-3 Multiple Class Plan.

       15       (Reserved)

(14)   16(a)    Code of Ethics for Pacific Global Investment Management Company.

(14)   16(b)    Code of Ethics for Pacific Global Fund d/b/a Pacific Advisors
Fund, Inc. and Pacific Global Fund Distributors, Inc.

(14)   16(c)    Code of Ethics for Bache Capital Management, Inc.

----------

(1) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(2) Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(3) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(4) Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(5) Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(6) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(7) Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(8) Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(9) Incorporated herein by reference to Post Effective Amendment No. 17 to Registrant's Form N-1A Registration Statement (File No. 33-50208).

(10) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Form N1-A Registration Statement (File No. 33-50208).

(11) Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Form N1-A Registration Statement (File No. 33-50208).

(12) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Form N1-A Registration Statement (File No. 33-50208).

(13) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Form N1-A Registration Statement (File No. 33-50208).


(14) Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Form N1-A Registration Statement (File No. 33-50208).


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE COMPANY

       Pacific Global Fund Distributors, Inc. ("Pacific Distributors"), a California corporation, is the Company's distributor and is a wholly-owned subsidiary of Pacific Management. Pacific Global Investor Services, Inc., a California corporation, is the Company's transfer agent and also is a wholly-owned subsidiary of Pacific Management.

Item 25. INDEMNIFICATION

       (a) GENERAL.

       The Company will indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Company, or who is or has been serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorney's fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Except as otherwise set forth in the Company's Articles of Incorporation and By-Laws, any payment of indemnification or advance of expenses will be made in accordance with the procedures set forth in the Maryland General Corporation Law. [By-Laws, Article 10, Section 10.01]

       (b) DISABLING CONDUCT. The Company will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as "Disabling Conduct").

       Accordingly, the Company will make no indemnification of any Indemnitee unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination is made by: (a) the vote of a majority of a quorum of directors who are neither interested persons of the Company nor parties to the Proceeding (hereinafter referred to as "disinterested non-party directors") or (b) independent legal counsel in a written opinion. [By-Laws, Article 10, Section 10.01]

       (c) STANDARD OF CONDUCT. Under Maryland General Corporation Law, a corporation may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property, or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. [MGCL Section 2-418(b)]

       Under Maryland General Corporation Law, the termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct; however, the termination of any proceeding by conviction, or plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, will create a rebuttable presumption that the director did not meet the requisite standard of conduct. No indemnification may be made under Maryland General Corporation Law unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the applicable standard of conduct required. [MGCL Section 2-418 (b) and (c)]

       (d) REQUIRED INDEMNIFICATION. The Maryland General Corporation Law requires that a director who is successful, on the merits or otherwise, in the defense of any Proceeding be indemnified against reasonable expenses incurred by the director in connection therewith. In addition, under Maryland General Corporation Law, a court of appropriate jurisdiction may order indemnification under certain circumstances. [MGCL Section 2-418(d)]

       (e) ADVANCE PAYMENT. The Company will pay any reasonable expenses so incurred by an Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. However, any advance of expenses by the Corporation to any Indemnitee will be made only upon receipt of:
(1) a written affirmation by the Indemnitee of his good faith belief that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met, and (2) a written undertaking by the Indemnitee to repay such advance if it is ultimately determined that such standard of conduct has not been met; provided that either (a) the Indemnitee provides a security for his undertaking, or (b) the Company is insured against losses arising by reason of any such lawful advances, or (c) a majority of a quorum of the disinterested non-party directors, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification. [By-Laws, Article 10, Section 10.02]

       (f) NON-EXCLUSIVE RIGHT. The indemnification and advancement of expenses provided or authorized by Maryland General Corporation Law is not deemed exclusive of any other rights to which a director may be entitled under any articles of incorporation, by-law, resolution of stockholders or directors, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. [MGCL Section 2-418(g)]

       (g) INSURANCE. The Company may purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Company would have the power to indemnify him against such liability. [By-Laws, Article 10, Section 10.03]

       (h) PUBLIC POLICY PRESUMPTION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE 1933 ACT.

       Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the Company's By-Laws or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then the Company will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. [1933 Act, Rule 484(b)]

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

       Certain information pertaining to business and other connections of the Company's investment manager, Pacific Management, and the Company's sub-adviser and co-manager, namely, Bache Capital Management, Inc. ("BCM"), is hereby incorporated herein by reference to the section of the Prospectus captioned "FUND MANAGEMENT ORGANIZATIONS" and to the section of the Statement of Additional Information captioned "INVESTMENT MANAGEMENT AND OTHER SERVICES." Set forth below is a list of each director and officer of Pacific Management and each director, officer, or partner of BCM, indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee.


                              NAME AND POSITION WITH          POSITION DURING PAST TWO FISCAL
        ADVISER                       ADVISER                              YEARS
-----------------------------------------------------------------------------------------------------
Pacific Global Investment   George A. Henning                101 North Brand Boulevard
Management Company          President and Director           Suite 1950
                                                             Glendale, CA 91203

                            William Hubbard McCary           Agent, Representative, Financial
                            Director                         Planner
                                                             Capital Analysts, Inc.
                                                             21021 Ventura Blvd., Suite 400
                                                             Woodland Hills, CA 91364

                            Victoria Breen                   President and  Owner
                            Director                         Derby & Derby Inc.
                            Assistant Secretary              603 West Ojai Avenue
                                                             Ojai, CA 93023
                                                             (Registered investment adviser and
                                                             insurance marketing)

                                                             Agent
                                                             Transamerica Life Companies
                                                             603 West Ojai Avenue
                                                             Ojai, CA 93023

                                                             Registered Principal
                                                             Transamerica Financial Advisors, Inc.
                                                             603 West Ojai Avenue
                                                             Ojai, CA 93023

                            Thomas H. Hanson                 Owner, Chairman, President, and CEO
                            Executive Vice President,        TriVest Capital Management, Inc.
                            Director                         P.O. Box 30
                                                             Santa Barbara, CA 93102

                            Barbara A. Kelley                101 North Brand Boulevard
                            Executive Vice President,        Suite 1950
                            Treasurer, Chief Compliance      Glendale, CA 91203
                            Officer, Director

                            Catherine L. Henning             101 North Brand Boulevard
                            Secretary                        Suite 1950
                                                             Glendale, CA 91203

                            Shelly J. Meyers                 101 North Brand Boulevard
                            Executive Vice President         Suite 1950
                                                             Glendale, CA 91203

                            Herbert Nishida                  Chairman
                            Director                         Occidental Underwriters of Hawaii, Ltd.
                                                             1163 South Beretania Street
                                                             Honolulu, HI 96814

                            Manabi Hirasaki                  Owner
                            Director                         Manabi Farms, Inc.
                                                             2292 East Hueneme Road
                                                             Oxnard, CA 93033

                            Joseph Brinker                   Branch Manager
                            Director                         The Brinker Organization
                                                             One North Ormond Avenue
                                                             Havertown, PA 19083

                                                             General Agent
                                                             Transamerica Life Companies
                                                             One North Ormond Avenue
                                                             Havertown, PA 19083

                                                             Registered Principal
                                                             Transamerica Financial Advisors, Inc.
                                                             One North Ormond Avenue
                                                             Havertown, PA 19083

Bache Capital               Stephen Bache                    101 North Brand Boulevard
Management, Inc.            President                        Suite 1950
                                                             Glendale, CA 91203


Item 27. PRINCIPAL UNDERWRITERS

       (a) Pacific Distributors acts as principal underwriter and distributor of the Company's shares on a best-efforts basis. Pacific Distributors does not serve as principal underwriter or distributor for any other investment company.

       (b) Set forth below is information concerning each director and officer of Pacific Distributors.

NAME AND PRINCIPAL       POSITIONS AND OFFICES            OFFICES WITH THE
BUSINESS ADDRESS*        WITH UNDERWRITER                 COMPANY
---------------------------------------------------------------------------------------
George A. Henning        Chairman of the Board and        Chairman of the Board and
                         Secretary                        President
Thomas H. Hanson         President and Director           Vice President and Secretary
Barbara A. Kelley        Treasurer                        Chief Compliance Officer,
                                                          Vice President, and Treasurer
Catherine L. Henning     Assistant Secretary              Assistant Secretary

----------

* The principal business address of each person listed in the table is 101 North Brand Boulevard Suite 1950 Glendale, CA 91203.

Item 28. LOCATION OF ACCOUNTS AND RECORDS

       The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Company. These services are provided to the Company through written agreements between the parties to the effect that such services will be provided to the Company for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

       UMB Bank, N.A. serves as custodian for the Company and in such capacity keeps records regarding securities and other assets in custody and in transfer, bank statements, cancelled checks, financial books and records, and other records relating to its duties in its capacity as custodian. Pacific Global Investor Services, Inc. ("PGIS") serves as the transfer agent, dividend disbursing agent, and administrative services agent for the Company and in such capacity is responsible for records regarding each shareholder's account and all disbursements made to shareholders. PGIS also serves as accounting services agent for the Company pursuant to an Accounting Services Agreement and maintains all records required pursuant to such agreement. Pacific Management, pursuant to its Investment Management Agreements with respect to each Fund, maintains all records required pursuant to such agreements. Pacific Distributors, as principal underwriter for the Company, maintains all records required pursuant to the Distribution Agreement with the Company.

Item 29. MANAGEMENT SERVICES

       Pacific Management, pursuant to its Investment Management Agreements with the Company, performs certain administrative services for the Company. Pacific Global Investor Services, Inc., pursuant to the Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement with the Company, assists Pacific Management in performing certain administrative services for the Company.

Item 30. UNDERTAKINGS

       The Company undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Company's latest Annual Report to Shareholders upon request and without charge.

SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., has duly caused this Post-Effective Amendment No. 23 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale and State of California, on the 29th day of April, 2005.


PACIFIC GLOBAL FUND, INC.
d/b/a PACIFIC ADVISORS FUND INC.
(Registrant)


By:
    ------------------------
George Henning
President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 23 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                      TITLE                            DATE
---------                      -----                            ----


-------------------------
Victoria Breen                 Director                         April 29, 2005


-------------------------
Thomas M. Brinker, Sr.         Director                         April 29, 2005


-------------------------
L. Michael Haller, III         Director                         April 29, 2005


-------------------------
Thomas H. Hanson               Vice President                   April 29, 2005
                               and Secretary

-------------------------
George A. Henning              President and                    April 29, 2005
                               Chairman of the Board
                               (Principal Executive Officer)

SIGNATURE                      TITLE                            DATE
---------                      -----                            ----


-------------------------
Barbara A. Kelley              Chief Compliance Officer,        April 29, 2005
                               Vice President, and Treasurer
                               (Principal Financial
                               and Accounting Officer)


-------------------------
Takashi Makinodan              Director                         April 29, 2005


-------------------------
Gerald E. Miller               Director                         April 29, 2005


-------------------------
Louise K. Taylor               Director                         April 29, 2005

EXHIBITS


(10)    Consent of Ernst & Young, LLP, Independent Auditors.


                                       14